UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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LaSalle Hotel Properties
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LASALLE HOTEL PROPERTIES
3 Bethesda Metro Center, Suite 1200
Bethesda, Maryland 20814

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON MAY 7, 2014

NOTICE IS HEREBY GIVEN that the 2014 Annual Meeting of Shareholders (the “Annual Meeting”) of LaSalle Hotel Properties (the “Company”) will be held on Wednesday, May 7, 2014 at 9:00 a.m., local time, at the Hyatt Regency Bethesda, 7400 Wisconsin Avenue, Bethesda, Maryland 20814, for the following purposes:

1.	to elect two Class I trustees of the Company to serve until the 2017 Annual Meeting of Shareholders and until their successors are duly elected and qualified;

2.	to ratify the appointment of the Company’s independent registered public accountants for the year ending December 31, 2014;

3.	to approve, by non-binding vote, executive compensation;

4.	to approve an amendment to the Company’s Amended and Restated Declaration of Trust to declassify the Board of Trustees; and

5.	to approve the LaSalle Hotel Properties 2014 Equity Incentive Plan.
In addition, shareholders will consider and act upon any other matters that may properly be brought before the Annual Meeting and at any adjournments or postponements thereof. Any action may be taken on the foregoing matters at the Annual Meeting on the date specified above, or on any date or dates to which, by original or later adjournment, the Annual Meeting may be adjourned, or to which the Annual Meeting may be postponed.
The Board of Trustees has fixed the close of business on February 20, 2014 as the record date for determining the shareholders entitled to notice of and to vote at the Annual Meeting and at any adjournments or postponements thereof. Only shareholders of record of the Company’s common shares of beneficial interest, $0.01 par value per share, at the close of business on that date will be entitled to notice of and to vote at the Annual Meeting and at any adjournments or postponements thereof.
Pursuant to rules promulgated by the Securities and Exchange Commission, the Company is providing access to its proxy materials over the Internet. On or about March 24, 2014, the Board of Trustees expects to mail the Company’s shareholders either (i) a copy of the Proxy Statement, the accompanying proxy card, the Annual Report and a Notice of Internet Availability of Proxy Materials (the “Notice”), which will indicate how to access the Company’s proxy materials on the Internet or (ii) a Notice only.
Whether or not you plan to attend the Annual Meeting, your vote is very important, and the Company encourages you to vote promptly. You may vote your shares via a toll-free telephone number or over the Internet. If you received a paper copy of the proxy card by mail, you may sign, date and mail the proxy card in the envelope provided. Instructions regarding all three methods of voting will be contained in the proxy card or Notice that you receive. If you execute a proxy by telephone, over the Internet or by mailing in a proxy card, but later decide to attend the Annual Meeting in person, or for any other reason desire to revoke your proxy, you may do so at any time before your proxy is voted.

By Order of the Board of Trustees

Bruce A. Riggins
Secretary
Bethesda, Maryland
March 24, 2014

LASALLE HOTEL PROPERTIES
3 Bethesda Metro Center, Suite 1200
Bethesda, Maryland 20814

PROXY STATEMENT

FOR THE 2014 ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON MAY 7, 2014

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees of LaSalle Hotel Properties (the “Company”) for use at the 2014 Annual Meeting of Shareholders (the “Annual Meeting”) of the Company to be held at the Hyatt Regency Bethesda, 7400 Wisconsin Avenue, Bethesda, Maryland 20814, at 9:00 a.m. local time on Wednesday, May 7, 2014, and at any adjournments or postponements thereof. At the Annual Meeting, shareholders will be asked:

1.	to elect two Class I trustees of the Company to serve until the 2017 Annual Meeting of Shareholders and until their successors are duly elected and qualified;

2.	to ratify the appointment of the Company’s independent registered public accountants for the year ending December 31, 2014;

3.	to approve, by non-binding vote, executive compensation;

4.	to approve an amendment to the Company’s Amended and Restated Declaration of Trust (“Declaration of Trust”) to declassify the Board of Trustees; and

5.	to approve the LaSalle Hotel Properties 2014 Equity Incentive Plan (the “2014 Equity Incentive Plan”).
In addition, shareholders will consider and act upon any other matters that may properly be brought before the Annual Meeting and at any adjournments or postponements thereof.
Pursuant to rules promulgated by the Securities and Exchange Commission (the “SEC”), the Company is providing access to its proxy materials over the Internet. On or about March 24, 2014, the Board of Trustees expects to mail the Company’s shareholders either (i) a copy of this Proxy Statement, including the Notice of Annual Meeting attached hereto, the accompanying proxy card, the Company’s Annual Report and Notice of Internet Availability of Proxy Materials (the “Notice”) or (ii) a Notice only, each in connection with the solicitation of proxies by the Board of Trustees for use at the Annual Meeting and any adjournments or postponements thereof. On the date of mailing, the Company’s proxy materials will be publicly available on the Internet according to the instructions provided in the Notice.
If you received a Notice by mail, you will not receive a printed copy of the proxy materials other than as described herein. Instead, the Notice will instruct you as to how you may access and review all of the important information contained in the proxy materials. The Notice will also instruct you as to how you may submit your proxy over the Internet or by telephone. If you received a Notice by mail and would like to receive a printed copy of the proxy materials, you should follow the instructions for requesting such materials included in the Notice.

Record Date
The Board of Trustees has fixed the close of business on February 20, 2014 as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting. Only shareholders of record of the Company’s common shares of beneficial interest, $0.01 par value per share (the “Common Shares”), at the close of business on the record date will be entitled to notice of and to vote at the Annual Meeting and at any adjournments or postponements thereof. As of the record date, there were 103,984,541 Common Shares outstanding and entitled to vote at the Annual Meeting. Holders of Common Shares outstanding as of the close of business on the record date will be entitled to one vote for each Common Share held by them.
Quorum Requirements
The presence, in person or by proxy, of holders of at least a majority of the total number of outstanding Common Shares entitled to vote is necessary to constitute a quorum for the transaction of business at the Annual Meeting. Abstentions and broker “non-votes,” or proxies from brokers or nominees indicating that such person has not received instructions from the beneficial owner or other person entitled to vote such shares on a particular matter with respect to which the broker or nominee does not have discretionary voting power, such as the election of trustees, are counted as present for purposes of determining the presence or absence of a quorum for the transaction of business.
Special Note Regarding Shares Held in Broker Accounts
Important: Beneficial owners of shares held in broker accounts are advised that, if they do not timely provide instructions to their broker, pursuant to NYSE Rule 452, their shares will not be voted in connection with the election of trustees, the proposal on the Company’s executive compensation, the proposal on the amendment to the Company’s Declaration of Trust or the proposal on the 2014 Equity Incentive Plan. Accordingly, it is particularly important that beneficial owners instruct their brokers how they wish to vote their shares.
Voting Procedures
Election of Trustees. The affirmative vote of a plurality of all of the votes cast at a meeting at which a quorum is present is required for the election of the two Class I trustees. For purposes of the election of trustees, abstentions and broker non-votes, if any, will not be counted as votes cast and will have no effect on the result of the vote. The Company’s bylaws, however, provide that any nominee for trustee elected in an uncontested election at an Annual Meeting of Shareholders must submit a written resignation offer to the Board of Trustees within two weeks after the Company’s certification of the election results, if the nominee received a greater number of votes withheld from his or her election than votes for such election. The Nominating and Governance Committee will then evaluate the best interests of the Company and its shareholders and recommend to the Board of Trustees the action to be taken with respect to any tendered resignation. Any trustee tendering a resignation offer to the Board of Trustees will not participate in the Committee or Board consideration of whether to accept such resignation offer.
Proposal 2 - Appointment of the Independent Registered Public Accountants. The affirmative vote of a majority of all of the votes cast at a meeting at which a quorum is present is required to ratify the appointment of the Company’s independent registered public accountants, which is considered a routine matter. For purposes of the vote on the ratification of the appointment of the Company’s independent registered public accounts, abstentions will not be counted as votes cast and will have no effect on the result of the vote.
Proposal 3 - Approval of Executive Compensation. The affirmative vote of a majority of all of the votes cast at a meeting at which a quorum is present is required to approve, by non-binding vote, executive compensation. For purposes of the vote on executive compensation, abstentions and broker non-votes will not be counted as votes cast and will have no effect on the result of the vote. Although the advisory vote on proposal 3 is non-binding, as provided by law, the Company’s board will review the results of the vote and will take it into account in making a determination concerning executive compensation.

Proposal 4 - Amendment to the Company’s Declaration of Trust to Declassify the Board of Trustees. The affirmative vote of two-thirds of all of the votes entitled to be cast on the proposal is required to approve the amendment to the Company’s Declaration of Trust to declassify the Board of Trustees. For purposes of the vote on the amendment to the Company’s Declaration of Trust, abstentions and broker non-votes will have the same effect as votes against the proposal.
Proposal 5 - LaSalle Hotel Properties 2014 Equity Incentive Plan. The affirmative vote of a majority of all of the votes cast at a meeting at which a quorum is present is required to approve the 2014 Equity Incentive Plan. For purposes of the vote on the 2014 Equity Incentive Plan, abstentions will have the same effect as votes against the proposal and broker non-votes will have no effect on the result of the vote.
Shareholders of the Company are requested to direct their vote by telephone or the Internet as indicated in their Notice. Alternatively, shareholders may complete, sign, date and promptly return the proxy card that accompanied proxy materials that may have been mailed to the shareholder. Common Shares represented by a properly executed proxy received prior to the vote at the Annual Meeting and not revoked will be voted at the Annual Meeting as directed on the proxy. If a properly executed proxy is submitted (other than by an institution subject to NYSE Rule 452) and no instructions are given, the proxy will be voted FOR the election of the two nominees for Class I trustees of the Company named in this Proxy Statement, FOR ratification of the Audit Committee’s appointment of the Company’s independent registered public accountants for the year ending December 31, 2014, FOR the approval of executive compensation, FOR the approval of the amendment to the Company’s Declaration of Trust and FOR the approval of the 2014 Equity Incentive Plan. It is not anticipated that any matters other than those set forth in the Proxy Statement will be presented at the Annual Meeting. If other matters are presented, proxies will be voted in accordance with the discretion of the proxy holders.
A shareholder of record may revoke a proxy at any time before such proxy has been exercised by filing a written revocation with the Secretary of the Company at the address of the Company set forth above, by filing a duly executed proxy bearing a later date, by submitting another proxy by telephone or via the Internet that is later dated or by appearing in person and voting by ballot at the Annual Meeting. Any shareholder of record as of the Record Date attending the Annual Meeting may vote in person whether or not a proxy has been previously given, but the presence (without further action) of a shareholder at the Annual Meeting will not constitute revocation of a previously given proxy.
The Company’s Annual Report on Form 10-K for its year ended December 31, 2013, which includes financial statements for the year then ended, is available for review on the Internet according to the directions provided in the Notice and at the Company’s website at www.lasallehotels.com. The Company’s Annual Report on Form 10-K, however, is not part of the proxy solicitation material.

PROPOSAL 1:
ELECTION OF TRUSTEES
The Board of Trustees of the Company currently consists of seven members and is currently divided into three classes, with the trustees in each class serving for a term of three years and until their successors are duly elected and qualified. The term of one class expires at each Annual Meeting of Shareholders. At the Annual Meeting, the Board of Trustees is recommending that the shareholders approve an amendment to the Company’s Declaration of Trust to provide for annual elections of all trustees instead of the current process where one class of trustees is elected each year. See “Proposal 4: Amendment to the Company’s Declaration of Trust to Declassify the Board of Trustees.”
At the Annual Meeting, two trustees will be elected to serve until the 2017 Annual Meeting of Shareholders and until their successors are duly elected and qualified. The Board of Trustees has nominated Messrs. Michael D. Barnello and Donald A. Washburn to serve as the Class I trustees. Messrs. Barnello and Washburn are currently serving as Class I trustees of the Company. Messrs. Barnello and Washburn are collectively referred to as the “Nominees.” The Board of Trustees anticipates that each Nominee will serve, if elected, as a trustee. However, if any person nominated by the Board of Trustees is unable to accept election, the proxies will be voted for the election of such other person or persons as the Board of Trustees may recommend.
The Board of Trustees recommends a vote FOR each Nominee.
Information Regarding the Nominees and the Continuing Trustees
The following table and biographical descriptions set forth certain information with respect to each Nominee for election as a Class I trustee at the Annual Meeting and the Class II and Class III continuing trustees whose terms expire at the Annual Meetings of Shareholders in 2015 and 2016, respectively. As a general matter, the Board considers each of its members particularly qualified to serve as a trustee given each member’s senior executive management and professional public company experiences. The Board has identified specific attributes of each continuing trustee or Nominee that the Board has determined qualify that person for service on the Board.

Name	Age	Trustee Since	Amount and Nature of Beneficial Ownership of Common Shares(1)		Percent of Common Shares(2)
Class I Nominees for Election at the Annual Meeting (Terms Expire in 2017)
Michael D. Barnello	48	2008	221,516		*
Donald A. Washburn	69	1998	56,475		*
Class II Continuing Trustees (Terms Expire in 2015)
Jeffrey T. Foland	43	2012	4,793		*
Darryl Hartley-Leonard	68	1998	9,243	(3)	*
William S. McCalmont	58	2000	11,750	(3)	*
Class III Continuing Trustees (Terms Expire in 2016)
Denise M. Coll	60	2013	3,942		—
Stuart L. Scott	75	1998	126,572	(3)	*

* Represents less than one percent of outstanding Common Shares.
(1) Information has been determined as of March 10, 2014. For purposes of this table, a person is deemed to have “beneficial ownership” of the number of Common Shares which such person has the right to acquire pursuant to the exercise of share options exercisable within 60 days of March 10, 2014. None of the trustees has pledged any of their Common Shares as collateral.
(2) For purposes of computing the percentage of outstanding Common Shares held by each person, any Common Shares which such person has the right to acquire within 60 days of March 10, 2014 pursuant to the exercise of share options are deemed to be outstanding, but are not deemed to be outstanding for the purpose of computing the percent ownership of any other person.
(3) The number of Common Shares beneficially owned by the following persons does not include the number of Common Shares deferred as a portion of or all of such disinterested trustees’ annual retainer (as discussed in “—Trustee Compensation” below): Mr. Hartley-Leonard – 13,096; Mr. McCalmont – 22,679; and Mr. Scott – 48,536. Holders of Deferred Common Shares receive additional deferred shares in an amount equal to the amount of any dividends paid on the Common Shares exchangeable for the outstanding deferred shares, divided by the average closing price of the Common Shares on the NYSE during the 10 trading days preceding the first day on which the Common Shares begin trading without entitlement to the applicable dividend. The total number of Deferred Common Shares for each trustee discussed in this footnote 3 includes additional deferred shares acquired through dividend reinvestment through December 31, 2013.

Class I Nominees for Election at the Annual Meeting—Terms Expire in 2017
Michael D. Barnello was appointed President of the Company effective May 31, 2008 and Chief Executive Officer effective September 13, 2009. Mr. Barnello previously served as the Company’s Chief Operating Officer, a position he has held since the Company’s formation. Prior to his appointment as President, Mr. Barnello served as Executive Vice President of Acquisitions of the Company. He is also President of LaSalle Hotel Lessee, Inc. Mr. Barnello joined Jones Lang LaSalle in April 1995 as a Vice President. Prior to April 1995, Mr. Barnello was a Vice President with Strategic Realty Advisors, formerly known as VMS Realty Partners, where he was responsible for hotel asset management from 1990 to 1995. Concurrently, Mr. Barnello was a Vice President at Stone-Levy LLC, an affiliate of Strategic Realty Advisers, where he was responsible for hotel acquisitions. Mr. Barnello serves as a director of Home Properties, Inc. (NYSE:HME). He holds a B.S. in Hotel Administration from the Cornell School of Hotel Administration.
The Board has determined that it is in the best interests of the Company and its shareholders for Mr. Barnello, in light of his day-to-day Company-specific operational experience and his significant hotel acquisition and management experience, to continue to serve as a trustee of the Board, subject to shareholder approval at the Annual Meeting
Donald A. Washburn is a private investor. Mr. Washburn is a retired Executive Vice President of Northwest Airlines, Inc. (“Northwest”) and was the Chairman and President-Northwest Cargo, Inc. Mr. Washburn joined Northwest in 1990 and served in a number of capacities, including Executive Vice President-Customer Service and Operations. Prior to joining Northwest, Mr. Washburn was a Corporate Senior Vice President of Real

Estate Acquisitions and Development for Marriott Corporation and most recently Executive Vice President and general manager of its Courtyard Hotel division. Mr. Washburn is a director of Amedisys, Inc., The Greenbrier Companies, Inc. and Key Technology, Inc. Mr. Washburn serves as a private equity fund advisory board member of Spell Capital Fund II and IV. Mr. Washburn graduated from Loyola University of Chicago, Kellogg School of Management at Northwestern University and the Northwestern University School of Law.
The Board has determined that it is in the best interests of the Company and its shareholders for Mr. Washburn, in light of his senior hotel and airline expertise and his significant board experience, to continue to serve as a trustee of the Board, subject to shareholder approval at the Annual Meeting.
Class II Continuing Trustees—Terms Expire in 2015
Jeffrey T. Foland currently serves as Executive Vice President, Marketing, Technology and Strategy of United Airlines (“United”). Mr. Foland is responsible for all marketing and loyalty, technology, strategy and customer experience groups for United. This portfolio includes all of United’s contact centers and Mileage Plus Holdings, LLC, which operates the loyalty program, credit card business, media sales and external partnerships related to the loyalty program currency. Prior to assuming his current position, Mr. Foland was Executive Vice President of Strategy, Technology and Business Development for United. He has also held roles as Executive Vice President and President of Mileage Plus Holdings, LLC and was the Senior Vice President of Worldwide Marketing and Sales, where he was responsible for all marketing, sales, contact centers, customer relations, eCommerce and distribution activities worldwide. Before joining United in 2005, Mr. Foland served as a principal at ZS Associates, a global sales and marketing consulting firm. He was responsible for consulting with sales organizations in more than a dozen industries and led large-scale sales and marketing transformation initiatives. Mr. Foland has also held positions in the automotive and aerospace industries. Mr. Foland serves on the board of trustees for the Adler Planetarium and Astronomy Museum and the Wings Club. He holds a bachelor’s degree in mechanical engineering from Purdue University and an M.B.A. from the University of Michigan.
The Board has determined that it is in the best interests of the Company and its shareholders for Mr. Foland, in light of his marketing experience and his knowledge and experience within the travel industry, to continue to serve as a trustee of the Board.
Darryl Hartley-Leonard is a private investor. Mr. Hartley-Leonard was Chairman and CEO of PGI (an event production agency) from 1998 until 2005 and is a retired Chairman of the Board, President and Chief Executive/Chief Operating Officer of Hyatt Hotels Corporation. Mr. Hartley-Leonard is a director of Jones Lang LaSalle, a global real estate service company. Mr. Hartley-Leonard holds a B.A. from Blackpool Lancashire College of Lancaster University and an honorary doctorate of business administration from Johnson and Wales University.
The Board has determined that it is in the best interests of the Company and its shareholders for Mr. Hartley-Leonard, in light of his global commercial real estate experience and his senior hotel expertise, to continue to serve as a trustee of the Board.
William S. McCalmont served as the Chief Financial Officer of The St. Joe Company from May 2007 through May 2011 and as Executive Vice President from February 2009 through May 2011. From 2003 through April 2007, Mr. McCalmont served as an Executive Vice President and the Chief Financial Officer of ACE Cash Express, Inc. From 2002 through 2003, Mr. McCalmont served as a founding member and principal of the Turtle Creek Group. From September 2000 to August 2001, Mr. McCalmont was the Chief Financial Officer of HQ Global Workplaces, Inc. Prior to that, Mr. McCalmont served as the Interim President and Chief Executive Officer of La Quinta Inns, Inc., the Chief Financial Officer of La Quinta Inns, Inc., the Chief Financial Officer of FelCor Suite Hotels and the Treasurer of Harrah’s Entertainment. From October 2006 until March 2007, Mr. McCalmont served as a director of Aces Wired, Inc. Mr. McCalmont holds a B.A. from Rollins College and an M.S.I.A. from Carnegie-Mellon University.

The Board has determined that it is in the best interests of the Company and its shareholders for Mr. McCalmont, in light of his public company financial reporting and operations experience and his hotel industry knowledge, to continue to serve as a trustee of the Board.
Class III Continuing Trustees——Terms Expire in 2016
Denise M. Coll served as President, North America Division of Starwood Hotels & Resorts Worldwide, Inc. (NYSE:HOT) (“Starwood”), leading Starwood’s largest division with over 500 hotels, from December 2007 to March 2013. During her tenure, Ms. Coll successfully navigated Starwood’s North American hotels through the economic downturn and oversaw substantial growth of Starwood’s hotel footprint within North America. She also spearheaded the launch of two new brands, Aloft and Element. Ms. Coll serves on the board of directors of the Big Sister Association of Greater Boston, the board of advisors of the Simmons College School of Management and the board of advisors of the University of Massachusetts Isenberg School of Management and the School of Hotel & Travel Management. Ms. Coll holds a B.S. in hotel and travel management from the University of Massachusetts and an M.B.A. from Simmons College.
The Board has determined that it is in the best interests of the Company and its shareholders for Ms. Coll, in light of her expertise in the hospitality industry and her significant hotel operational experience, to continue to serve as a trustee of the Board.
Stuart L. Scott is the Company’s Chairman of the Board of Trustees. He was appointed to that position effective September 13, 2009. Mr. Scott was also Chairman of the Company’s Board of Trustees from April 1998 to December 31, 2000. Mr. Scott was co-Chief Executive Officer of Jones Lang LaSalle and its predecessor entities from 1990 to 1992 and sole Chief Executive Officer from 1992 through 2001 and again for the year 2004. He retired from that firm at the end of 2004. Mr. Scott also served as Chairman of the Board of Directors of Jones Lang LaSalle and its predecessor entities from December 1992 through December 2001. Mr. Scott holds a B.A. from Hamilton College and a J.D. from the Northwestern University School of Law.
The Board has determined that it is in the best interests of the Company and its shareholders for Mr. Scott, in light of his commercial real estate and public company chairmanship experiences, to continue to serve as a trustee of the Board. In addition, Mr. Scott brings significant executive management experience to the Board and historical perspective on the Company’s origins and evolution, as Mr. Scott was a founder of the Company’s predecessor at Jones Lang LaSalle.
Biographical Information of Executives Who Are Not Trustees
Bruce A. Riggins has served as Chief Financial Officer, Executive Vice President and Secretary of the Company since January 2011. Mr. Riggins is responsible for all financial, accounting, human resources and information technology activities. Prior to joining the Company, from 2006 to January 2011, Mr. Riggins served as the Chief Financial Officer of Interstate Hotels & Resorts, Inc., a hotel company that was publicly traded until 2010. From 2005 to 2006, he was Chief Financial Officer for Innkeepers USA Trust, a hotel company that was then publicly traded. Prior to joining Innkeepers USA Trust, Mr. Riggins served in various financial roles at Interstate Hotels & Resorts, Inc. and MeriStar Hospitality Corporation. Mr. Riggins received a B.S. from Virginia Polytechnic Institute and State University (Virginia Tech). Mr. Riggins is 41 years old.
Alfred L. Young has served as Executive Vice President and Chief Operating Officer of the Company since November 3, 2009. From 2000 until mid-2007, Mr. Young worked for the Company initially as an Asset Manager and later as Vice President of Acquisitions. Since leaving the Company in 2007 and until his appointment as Chief Operating Officer, Mr. Young was Managing Director – Hospitality for Caribbean Property Group, or CPG. CPG is a diversified real estate company with a focus on investing in hotels, commercial office, and retail properties throughout Central America and the Caribbean. CPG and Goldman Sachs’ Whitehall Street Real Estate Fund run the Caribbean Real Estate Opportunity Fund that was formed to invest in the greater Caribbean region and Central America. Mr. Young received an M.B.A. from George Mason University and a B.S. from Shepherd University. Mr. Young is 46 years old.

Trustee Compensation and Security Ownership Guidelines
2013 Compensation
For 2013, each trustee who was not an employee of or affiliated with the Company received an annual fee of $130,000. Prior to the beginning of each year, each trustee makes an election to receive the annual retainer fee all in Common Shares in lieu of cash, half in cash and half in Common Shares or less than half in cash and the remainder in Common Shares. In accordance with the 2009 Equity Incentive Plan and procedures adopted by the Company, each such trustee may also elect to defer the receipt of all or a portion of his or her Common Shares (the “Deferred Common Shares”). Payment of the annual retainer, whether in cash, Common Shares or Deferred Common Shares, is made in January of the calendar year following the year in which the trustees served on the Board of Trustees, unless a trustee elects to defer payment as described below. The number of Common Shares or Deferred Common Shares issued is determined by dividing the dollar amount each trustee elects to receive in the form of Common Shares or Deferred Common Shares by the average daily closing price of the Common Shares on the NYSE for the year ending December 31st of the calendar year in which the fees are earned. A trustee may elect to have any Deferred Common Shares paid: (i) in a single payment on January 31st of the calendar year following the year in which the trustee ceases to serve on the Board of Trustees or (ii) in five equal annual installments beginning on January 31st of the calendar year following the year in which the trustee ceases to serve on the Board of Trustees. A trustee may not elect to defer payment of any cash portion of his or her annual retainer. Holders of Deferred Common Shares receive additional deferred shares in an amount equal to the amount of any dividends paid on the Common Shares exchangeable for the outstanding Deferred Common Shares, divided by the average closing price of the Common Shares on the NYSE during the 10 trading days preceding the first day on which the Common Shares begin trading without entitlement to the applicable dividend.
For 2013, the Chairman of the Board of Trustees, who was not an employee of or affiliated with the Company, received an additional annual fee of $15,000, which was subject to the same cash, Common Shares or Deferred Common Shares elections described above. Additionally, the Chairman of the Audit Committee and the Chairman of the Compensation Committee each received an additional $15,000 in compensation, which was subject to the same cash, Common Shares or Deferred Common Shares elections described above. Trustees do not receive any additional compensation in any form for their service, including for attendance at Board or Committee meetings or other equity grants. The Company reimburses trustees for out-of-pocket expenses incurred in connection with their service on the Board of Trustees. For the year ended December 31, 2013, the trustees who were not employees of the Company (all trustees other than Mr. Barnello) received the compensation for service shown in the table below. The Company records the total value of the compensation received by the trustees on its financial statements for the year in which the fees are earned.

Summary of Non-Executive Trustee 2013 Compensation

Name	Fees Earned or Paid in Cash		All Other Compensation (1)	Total
Denise M. Coll	$108,333	(2)	$—	$108,333
Jeffrey T. Foland	130,000	(3)	—	130,000
Darryl Hartley-Leonard	130,000	(4)	12,313	142,313
William S. McCalmont	145,000	(5)	21,323	166,323
Donald S. Perkins	43,334	(6)	43,377	86,711
Stuart L. Scott	145,000	(7)	40,674	185,674
Donald A. Washburn	145,000	(8)	—	145,000
_____________
(1) Represents the value of dividends paid in 2013 on the Deferred Common Shares.
(2) Ms. Coll began serving on the Board of Trustees on March 2, 2013. Amounts reflect the compensation earned by Ms. Coll for her service for the period from March 2, 2013 through December 31, 2013. Ms. Coll elected to receive all of her fees for service in the form of 3,942 Common Shares valued at a price of $27.4816 which is the average daily closing price of the Common Shares on the NYSE for the year ended December 31, 2013. The trustee has 3,942 Common Shares.
(3) Mr. Foland elected to receive half of his fees for service in the form of 2,365 Common Shares valued at a price of $27.4816 which is the average daily closing price of the Common Shares on the NYSE for the year ended December 31, 2013. The trustee has 4,793 Common Shares.
(4) Mr. Hartley-Leonard elected to receive half of his fees for service in the form of 2,365 Common Shares valued at a price of $27.4816, which is the average daily closing price of the Common Shares on the NYSE for the year ended December 31, 2013. The trustee has 9,243 Common Shares and 13,096 Deferred Common Shares.
(5) Mr. McCalmont elected to receive half of his fees for service in the form of 2,638 Common Shares valued at a price of $27.4816, which is the average daily closing price of the Common Shares on the NYSE for the year ended December 31, 2013. The trustee has 14,388 Common Shares and 22,679 Deferred Common Shares.
(6) Mr. Perkins did not seek re-election at the 2013 annual meeting of shareholders. Amounts reflect the compensation earned by Mr. Perkins for his service from January 1, 2013 through April 30, 2013. Mr. Perkins elected to receive half of his fees for service in the form of 788 Deferred Common Shares valued at a price of $27.4816, which is the average daily closing price of the Common Shares on the NYSE for the year ended December 31, 2013.
(7) Mr. Scott elected to receive all of his fees for service in the form of 5,276 Deferred Common Shares valued at a price of $27.4816, which is the average daily closing price of the Common Shares on the NYSE for the year ended December 31, 2013. The trustee has 126,572 Common Shares and 48,536 Deferred Common Shares.
(8) Mr. Washburn elected to receive half of his fees for service in the form of 2,638 Common Shares valued at a price of $27.4816, which is the average daily closing price of the Common Shares on the NYSE for the year ended December 31, 2013. The trustee has 56,475 Common Shares.

Security Ownership Guidelines
In 2007, the Compensation Committee established share ownership guidelines for trustees of the Company. The Compensation Committee believes that encouraging each trustee to maintain a meaningful ownership interest in the Company relative to his or her annual fees for service as a trustee is in the best interest of the Company and its shareholders. Under the guidelines, the Compensation Committee has recommended, and the Board of Trustees approved, that by 2013 each existing trustee should own shares in the Company having a value equal to or greater than 250% of the trustee’s total annual compensation, including fees for service as a committee chairperson. Deferred Common Shares and Common Shares subject to vesting or forfeiture count toward the recommended levels. New trustees would have five years from the time of joining the Board of Trustees to meet the recommended levels. Once a trustee meets the share ownership guidelines, periodic market declines in the value of the Company’s Common Shares will not adversely affect any previous determination by the Board of Trustees that the share ownership guidelines had been met by the trustee. Messrs. Hartley-Leonard, McCalmont, Scott and Washburn each met the share ownership guidelines as of January 1, 2013. Under the policy, Mr. Foland and Ms. Coll have five years from the date they joined the Company as a trustee, or January 25, 2012 and March 2, 2013, respectively, to meet the share ownership guidelines.

The Board of Trustees and Its Committees
The Company is currently managed under the direction of a seven-member Board of Trustees. Members of the Board are kept informed of the Company’s business through discussions with the executive officers, by reviewing materials provided to them, by visiting the Company’s properties and by participating in meetings of the Board and its committees. Six of the current trustees are independent of the Company’s management. Currently, the Company’s chairman and chief executive officer positions are not shared by the same person. Mr. Barnello serves as the Company’s President and Chief Executive Officer and Mr. Scott, an independent trustee, serves as the Company’s Chairman of the Board. In connection with the Board’s succession plan for the chairman and chief executive officer positions, the Board believed it to be most appropriate to separate these posts during the chief executive officer transition process in 2009. In addition, Mr. Scott has significant chairmanship experience, including serving as Chairman of the Company from April 1998 through 2001. In the future, if the chairman and chief executive officer roles are not separated, the Board will consider the implementation of a lead trustee position. From January 2009 until his appointment as Chairman of the Board in September 2009, Mr. Scott was the Company’s Lead Independent Trustee.
The Board of Trustees held 10 meetings during 2013 and each trustee attended at least 75% of the Board meetings and each trustee’s respective committee meetings. LaSalle Hotel Properties has three standing committees: the Audit Committee, the Compensation Committee and the Nominating and Governance Committee. The Board of Trustees does not have a policy with respect to trustees’ attendance at Annual Meetings of Shareholders, and, because of the routine nature of the meeting and historical low levels of in-person shareholder participation at Annual Meetings of Shareholders, members of the Board of Trustees did not attend the last Annual Meeting of Shareholders.
The Company’s Board of Trustees takes an active and informed role in the Company’s risk management policies and strategies. At least annually, the Company’s executive officers, who are responsible for the Company’s day-to-day risk management practices, present to the Board of Trustees a comprehensive report on the material risks to the Company, including credit risk, liquidity risk and operational risk. At that time, the management team also reviews with the Board of Trustees the Company’s risk mitigation policies and strategies specific to each risk that is identified. If necessary, the Board of Trustees may delegate specific risk management tasks to management or an appropriate committee. Throughout the year, management monitors the Company’s risk profile and, on a regular basis, updates the Board of Trustees as new material risks are identified or the aspects of a risk previously presented to the Board materially change. The Audit Committee also actively monitors risks to the Company throughout the year, and with the aid of management, identifies any additional risks that need to be elevated for the full Board’s consideration.
In May 2011, HVS Executive Search announced that the Company received the HVS Hospitality Leadership Award for the Top-Performing Board of 2010. According to HVS Executive Search, the Top-Performing Board of the Year Award is presented annually to the board that is most effective in leading a public hotel company. Using a corporate governance model designed by its chief executive officer, HVS Executive Search tabulates rankings that compare board makeup, independence, committee structure, conflicts of interest and a commitment to pay-for-performance.
Independence of Trustees
At least a majority of the Company’s trustees and each member of the current committees of the Board of Trustees must meet the test of “independence” as defined by the NYSE. The NYSE standards provide that to qualify as an “independent” trustee, in addition to satisfying certain NYSE “bright-line” criteria relating to trustee independence, the Board of Trustees must annually affirmatively determine that a trustee has no material relationship with the Company (either directly or as a partner, shareholder or officer of an organization that has a relationship with the Company). The Board of Trustees considered the relationships that certain trustees have with Jones Lang LaSalle and its affiliates (such as funds managed by Jones Lang LaSalle), and charitable contributions of the trustees. The Board of Trustees has determined that each of Messrs. Foland, Hartley-Leonard, McCalmont, Scott and Washburn and Ms. Coll satisfies the NYSE “bright-line” criteria and that none has any relationship with the Company either directly or indirectly that would affect such person’s independence. Therefore, the Board of Trustees believes that each of these trustees is independent under the NYSE rules. The Board’s Trustee Independence Standards can be found under “Corporate Governance” in the “Investor Relations” section of the Company’s website at www.lasallehotels.com.
The Company has three standing committees of the Board of Trustees that are described below and the members of the committees are identified in the following table.

Trustee	Audit Committee	Compensation Committee	Nominating and Governance Committee
Denise M. Coll	✓	✓	✓
Jeffrey T. Foland		Chair	✓
Darryl Hartley-Leonard	✓		✓
William S. McCalmont	Chair	✓	✓
Stuart L. Scott			Chair
Donald A. Washburn	✓	✓	✓
Total Meetings Held in 2013	5	5	4

Audit Committee
The Audit Committee makes recommendations concerning the engagement of independent public accountants; reviews with the independent public accountants the plans and results of the audit engagement; approves professional services provided by the independent public accountants; reviews the independence of the independent public accountants and considers the range of audit and non-audit fees; reviews the Company’s proposed responses to any comments of the SEC staff to the Company’s periodic or current reports filed pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and reviews the adequacy of the Company’s internal accounting controls. Additionally, the Audit Committee is responsible for monitoring the Company’s procedures for compliance with the rules for taxation as a real estate investment trust under the Internal Revenue Code of 1986 (the “Internal Revenue Code”). The Board of Trustees has affirmatively determined that each Audit Committee member is independent as defined in Sections 303A.02 and 303A.07 of the listing standards of the NYSE and under the SEC rules for audit committees. The Board of Trustees has reviewed the audit committee members’ service on audit committees of other public companies and has determined that such simultaneous service, if any, does not impair the members’ ability to serve on the Company’s audit committee. The Audit Committee has adopted a written audit committee charter which outlines certain specified responsibilities of the Audit Committee and complies with the rules of the SEC and the NYSE.
Compensation Committee
The Compensation Committee exercises all powers delegated to the Committee by the Board of Trustees in connection with compensation matters, including incentive compensation and benefit plans. In connection with those responsibilities, the Committee has the sole authority to retain and terminate compensation consultants employed by the Committee to help evaluate the Company’s compensation programs. The Compensation Committee also has authority to grant awards under the Company’s 2009 Equity Incentive Plan and the proposed 2014 Equity Incentive Plan, if approved by the shareholders. Additionally, it is the Company’s policy and procedure that any transaction involving any of its executive officers, trustees, trustee nominees, a 5% or greater shareholder or their immediate family members that the Company would be required to report pursuant to Item 404(a) of Regulation S-K promulgated by the SEC is subject to review and approval by the Compensation Committee. Item 404(a) requires disclosure of any transaction, since the beginning of the Company’s last fiscal year, or any currently proposed transaction, in which the amount involved exceeds $120,000, and in which any of the related persons described above had or will have a direct or indirect material interest. The Company’s corporate governance guidelines provide in writing that each member of the Board of Trustees will disclose any potential conflicts of interest to the Board and, if appropriate, refrain from voting on a matter in which the trustee may have a conflict. The Company’s code of business conduct and ethics expressly prohibits the continuation of any conflict of interest by an employee, officer or trustee except under guidelines approved by the Board of Trustees. In the event a conflict of interest arises, the Board of Trustees will review, among other things, the facts and circumstances of the conflict, the Company’s applicable corporate governance policies, the effects of any potential waivers of those policies, applicable state law, and NYSE continued listing rules and regulations, and will consider the advice of counsel, before making any decisions regarding the conflict. The Board of Trustees has affirmatively determined that each member of this committee is independent under the NYSE listing standards.
Nominating and Governance Committee
The Nominating and Governance Committee assists the Board of Trustees by identifying individuals qualified to become Board members; recommends to the Board of Trustees the trustee nominees for the next Annual Meeting of Shareholders; recommends to the Board of Trustees the corporate governance guidelines applicable to the Company; leads the Board of Trustees in its annual review of the performance of the Board, all committees and each individual trustee; and recommends to the Board of Trustees the trustee nominees for each committee. The Board of Trustees has affirmatively determined that each member of this committee is independent under the NYSE listing standards.
Policy on Majority Voting
The Company’s bylaws establish majority voting procedures with respect to the election of trustees. Pursuant to the bylaw provisions, in an uncontested election of trustees, any nominee who receives a greater number of votes withheld from his or her election than votes for his or her election will, within two weeks following certification of the shareholder vote by the Company, submit a written resignation offer to the Board of Trustees for consideration by the Nominating and Governance Committee. The Nominating and Governance Committee will consider the resignation offer and, within 60 days following certification by the Company of the shareholder vote at the election, will make a recommendation to the Board of Trustees concerning the acceptance or rejection of the resignation offer.
In determining its recommendation to the Board of Trustees, the Nominating and Corporate Governance Committee will consider all factors its members deem relevant, which may include:

•	the stated reason or reasons why shareholders who cast withhold votes for the trustee did so;

•
the qualifications of the trustee (including, for example, whether the trustee serves on the Audit Committee of the Board as an “audit committee financial expert” and whether there are one or more other trustees qualified, eligible and available to serve on the Audit Committee in such capacity); and

•	whether the trustee’s resignation from the Board of Trustees would be in the Company’s best interests and the best interests of the Company’s shareholders.
The Nominating and Governance Committee also will consider a range of possible alternatives concerning the trustee’s resignation offer as the members of the Nominating and Governance Committee deem appropriate, which may include:

•	acceptance of the resignation offer;

•	rejection of the resignation offer; or

•	rejection of the resignation offer coupled with a commitment to seek to address the underlying cause or causes of the majority-withheld vote.

Under the bylaw provisions, the Board of Trustees will take formal action on the recommendation no later than 90 days following certification of the shareholder vote by the Company. In considering the recommendation, the Board of Trustees will consider the information, factors and alternatives considered by the Nominating and Governance Committee and any additional information, factors and alternatives as the Board of Trustees deems relevant. Any trustee tendering a resignation offer will not participate in the Committee’s or Board’s consideration of whether to accept such resignation offer. The Company will publicly disclose, in a Current Report on Form 8-K filed with the SEC, the decision of the Board of Trustees. The Board of Trustees will also provide an explanation of the process by which the decision was made and, if applicable, its reason or reasons for rejecting the tendered resignation.
Nomination of Trustees
Currently, the Board of Trustees is divided into three classes with each class standing for election every three years. At the Annual Meeting, the Board of Trustees is recommending that the shareholders approve an amendment to the Company’s Declaration of Trust to provide for annual elections of all trustees instead of the current process where one class of trustees is elected each year. See “Proposal 4: Amendment to the Company’s Declaration of Trust to Declassify the Board of Trustees.” Before each Annual Meeting of Shareholders, the Nominating and Governance Committee considers the nomination of trustees whose term expires at the next Annual Meeting of Shareholders and also considers new candidates whenever there is a vacancy on the Board or whenever a vacancy is anticipated due to a change in the size or composition of the Board, a retirement of a trustee or for any other reasons. In addition to considering incumbent trustees, the Nominating and Governance Committee identifies trustee candidates based on recommendations from the trustees and executive officers.
The Nominating and Governance Committee evaluates annually the effectiveness of the Board as a whole and of each individual trustee and identifies any areas in which the Board would be better served by adding new members with different skills, backgrounds or areas of experience. The Board of Trustees considers trustee candidates based on a number of factors including: (1) whether the Board member will be “independent,” as such term is defined by the NYSE listing standards; (2) whether the candidate possesses the highest personal and professional ethics, integrity and values; (3) whether the candidate has an inquisitive and objective perspective, practical wisdom and mature judgment and (4) whether the candidate provides a diversity of viewpoints, background, experience and demographics as compared to the current members of the Board. Candidates are also evaluated on their understanding of the Company’s business and willingness to devote adequate time to carrying out their duties. The Nominating and Governance Committee monitors the mix of skills, experience and background to assure that the Board has the necessary composition to effectively perform its oversight function. As noted immediately above, diversity characteristics of a candidate are just one of several factors considered by the Committee when evaluating trustee candidates. A candidate will neither be included nor excluded from consideration solely based on his or her diversity traits. The Committee conducts regular reviews of current trustees whose terms are nearing expiration, but who may be proposed for re-election, in light of the considerations described above and their past contributions to the Board. The Board reviews the effectiveness of its trustee candidate nominating policies annually.
The Nominating and Governance Committee will consider appropriate nominees for trustees whose names are submitted in writing by a shareholder of the Company. Trustee candidates submitted by the Company’s shareholders will be evaluated by the Nominating and Governance Committee on the same basis as any other trustee candidates.
Nominations must be addressed to LaSalle Hotel Properties, 3 Bethesda Metro Center, Suite 1200, Bethesda, Maryland 20814, Attn: Bruce A. Riggins, Corporate Secretary, indicating the nominee’s qualifications and other relevant biographical information and providing confirmation of the nominee’s consent to serve as trustee, if elected. In order to be considered for the next annual election of trustees, any such written request must comply with the requirements set forth in the bylaws of the Company and below under “Other Matters—Shareholder Proposals.”

Non-Management Trustee Executive Sessions
As required by the rules of the NYSE, the non-management trustees of the Company’s board regularly meet in scheduled executive sessions, without management present. These executive sessions generally follow after each meeting of the Board, each meeting of the Audit Committee, each meeting of the Compensation Committee and each meeting of the Nominating and Governance Committee. In 2013, the non-management trustees of the Board, the non-management members of the Audit Committee, the non-management members of the Compensation Committee and the non-management members of the Nominating and Governance Committee each met in executive session without management present at least four times. Pursuant to a resolution of the Board of Trustees, the independent Chairman of the Board of Trustees presides over each executive session of the Board of Trustees. The current Chairman of the Board of Trustees is Stuart L. Scott, who is an independent trustee. Executive sessions of the Audit Committee and of the Compensation Committee are presided over by the respective Chairman of each committee.
Compensation Committee Interlocks and Insider Participation
The Compensation Committee consists of Denise M. Coll, Jeffrey T. Foland (Chairman), William S. McCalmont and Donald A. Washburn. None of them has served as an officer of the Company or any of its subsidiaries. No member of the Compensation Committee has any other business relationship or affiliation with the Company or any of its subsidiaries (other than his service as a trustee).
Committee Charters, Governance Guidelines and Code of Business Conduct and Ethics
Each committee of the Board of Trustees has a written charter approved by the respective committee and the Board of Trustees. The Company also has adopted a code of business conduct and ethics that applies to all Company employees and each member of the Company’s Board of Trustees. A copy of each charter, the Company’s code of business conduct and ethics, the Company’s corporate governance guidelines and the Trustee Independence Standards can be found under “Corporate Governance” in the “Investor Relations” section of the Company’s website at www.lasallehotels.com.
Communication with the Board of Trustees, the Company’s Independent Chairman and the Audit Committee
The Company’s Board of Trustees may be contacted by any party via mail at the address listed below.
Board of Trustees
LaSalle Hotel Properties
3 Bethesda Metro Center, Suite 1200
Bethesda, Maryland 20814
As discussed above, the Company’s independent Chairman of the Board of Trustees presides over non-management trustee executive sessions. The current Chairman of the Board of Trustees is Stuart L. Scott. Mr. Scott can be contacted by any party via mail at the address listed below.
Chairman
Board of Trustees
LaSalle Hotel Properties
3 Bethesda Metro Center, Suite 1200
Bethesda, Maryland 20814

The Audit Committee has adopted confidential, anonymous processes for anyone to send communications to the Audit Committee with concerns or complaints concerning the Company’s regulatory compliance, accounting, audit or internal controls issues. The Audit Committee can be contacted by any party via mail at the address listed below.
Chairman
Audit Committee
LaSalle Hotel Properties
3 Bethesda Metro Center, Suite 1200
Bethesda, Maryland 20814
Alternatively, anyone may call the Company’s whistleblower hotline toll-free at 800‑211‑4304.

PROPOSAL 2:
RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS
The Audit Committee of the Board of Trustees of the Company has selected the accounting firm of KPMG LLP to serve as independent registered public accountants of the Company for the year ending December 31, 2014, and the Board of Trustees is asking shareholders to ratify this appointment. Although current law, rules and regulations, as well as the Audit Committee charter, require the Company’s independent auditor to be engaged, retained and supervised by the Audit Committee, the Board of Trustees considers the selection of the independent auditor to be an important matter of shareholder concern and is submitting the selection of KPMG LLP for ratification by shareholders as a matter of good corporate practice. KPMG LLP has served as the Company’s independent registered public accountants since the Company’s formation in January 1998 and is considered by management of the Company to be well qualified.
Fee Disclosure
The following is a summary of the fees billed to the Company by KPMG LLP for professional services rendered for the years ended December 31, 2013 and December 31, 2012:

	Year Ended	Year Ended
	December 31, 2013	December 31, 2012
Audit Fees	$1,340,403	$1,200,574
Audit-Related Fees	127,140	117,826
Tax Fees	510,817	507,256
All Other Fees	—	—
Total	$1,978,360	$1,825,656

Audit Fees
Consist of fees billed for professional services rendered for the audit of the Company’s consolidated financial statements (including property-level audits and an audit of LaSalle Hotel Lessee, Inc., the Company’s taxable real estate investment trust subsidiary), review of the interim consolidated financial statements included in quarterly reports, review of registration statements and the preparation of comfort letters, and services that are normally provided by KPMG LLP in connection with statutory and regulatory filings or engagements. Audit fees also include fees for professional services rendered for the audit of the effectiveness of internal control over financial reporting.
Audit-Related Fees
Consist of fees billed for professional services in connection with acquisitions and dispositions, and other audit or attest services.
Tax Fees
Consist of fees billed for professional services for tax compliance, tax advice and tax planning. These services include assistance regarding federal and state tax compliance and acquisitions and dispositions tax planning.
All Other Fees
Consist of fees for products and services other than services described under “Audit Fees,” “Audit-Related Fees” and “Tax Fees.” KPMG LLP did not perform any services for the Company during years ending December 31, 2013 and 2012 other than services described under “Audit Fees,” “Audit-Related Fees” and “Tax Fees.”

Pre-Approval Policy
The Audit Committee or its Chairman pre-approves all services rendered by the Company’s independent registered public accountants. All of the fees paid to KPMG LLP that are described above were approved by the Audit Committee or its Chairman.
A representative of KPMG LLP will be present at the Annual Meeting, will be given the opportunity to make a statement if he or she so desires and will be available to respond to appropriate questions.
The Audit Committee has considered whether (and has determined that) the provision by KPMG LLP of the services described under “Audit-Related Fees,” “Tax Fees” and “Other Fees” is compatible with maintaining KPMG LLP’s independence from management and the Company.
The Board of Trustees recommends a vote FOR the ratification of the appointment of the independent registered public accountants.

AUDIT COMMITTEE REPORT
The following is a report by the Company’s Audit Committee regarding the responsibilities and functions of the Audit Committee.
The Audit Committee oversees the Company’s financial reporting process on behalf of the Board of Trustees, in accordance with the Audit Committee Charter. Management has the primary responsibility for the financial statements and the reporting process, including the system of internal controls. In fulfilling its oversight responsibilities, the Audit Committee reviewed with management the audited financial statements included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2013, and discussed with management the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements. The Audit Committee also reviewed and discussed with management the Company’s year end earnings release and script for year end earnings teleconferences.
The Audit Committee reviewed with the independent registered public accountants, who are responsible for expressing an opinion on the conformity of the Company’s audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Company’s accounting principles and such other matters as are required to be discussed with the Committee under generally accepted auditing standards. In addition, the Audit Committee has discussed with the independent registered public accountants the auditors’ independence, the matters required to be discussed by Statement on Auditing Standards No. 61, as adopted by the Public Company Accounting Oversight Board in Rule 3200T, and discussed and received the written disclosures and the letter from the independent registered public accountants required by the Public Company Accounting Oversight Board regarding in the independent auditors’ communications with the Audit Committee concerning independence.
The Audit Committee discussed with the Company’s independent registered public accountants the overall scope and plans for their audit. The Audit Committee meets at least five times per year with the independent registered public accountants, with and without management present, to discuss the results of their examinations, their evaluations of the Company’s internal controls and the overall quality of the Company’s financial reporting. The Audit Committee holds meetings with management prior to the filing of each of the Company’s Quarterly Reports on Form 10-Q with the SEC and the release to the public of its quarterly earnings, and reviews and discusses with management the Company’s Quarterly Reports on Form 10-Q and its quarterly earnings releases and scripts for quarterly earnings teleconferences.
In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Trustees (and the Board has approved) that the audited financial statements be included in the Company’s Annual Report on Form 10-K for its year ended December 31, 2013 for filing with the SEC.
The Audit Committee is also responsible for monitoring the Company’s procedures for compliance with the rules for taxation as a real estate investment trust (“REIT”) under the Internal Revenue Code.
The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting. Members of the Audit Committee rely, without independent verification, on the information provided to them and on the representations made by management and the independent registered public accountants. Accordingly, the Audit Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions referred to above do not assure that the audit of the Company’s financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that KPMG LLP is in fact “independent.”

The Audit Committee has adopted a written Audit Committee Charter that outlines certain specified responsibilities of the Audit Committee and complies with the rules of the SEC and the NYSE. The Audit Committee held five meetings during 2013.
Each of the Audit Committee members is independent as defined by the NYSE listing standards and each member is financially literate. The Board of Trustees has identified William S. McCalmont as the Audit Committee’s “financial expert” within the meaning of the SEC rules.
Submitted by the Audit Committee of the Board of Trustees
William S. McCalmont (Chairman)
Denise M. Coll
Darryl Hartley-Leonard
Donald A. Washburn

COMPENSATION COMMITTEE REPORT
The following is a report by the Company’s Compensation Committee regarding the Company’s executive officer compensation program.
The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis contained in this Proxy Statement (“CD&A”) with management of the Company. Based on the Compensation Committee’s review of the CD&A and the Committee’s discussions of the CD&A with management, the Compensation Committee recommended to the Board of Trustees (and the Board has approved) that the CD&A be included in the Company’s Proxy Statement on Schedule 14A prepared in connection with the Annual Meeting.
Submitted by the Compensation Committee of the Board of Trustees
Jeffrey T. Foland (Chairman)
Denise M. Coll
William S. McCalmont
Donald A. Washburn

EXECUTIVE OFFICER COMPENSATION
Compensation Discussion and Analysis
Executive Compensation Program
The Company’s executive compensation program is designed to reward performance, to attract and retain world-class talent and to align compensation with the long-term interests of its shareholders. The table below highlights the Company’s current executive compensation practices – both the practices the Company believes drive performance (left column) and the practices the Company has not implemented because it does not believe they would serve the shareholders’ long-term interests (right column).

The Company’s Executive Compensation Practices	Executive Compensation Practices the Company Has Not Implemented
The Company ties pay to performance. A substantial portion of executive pay is not guaranteed. The Company sets clear goals for company performance and differentiates certain elements of compensation based on individual achievement.
The Company does not have employment contracts for the Named Executive Officers. Annual cash incentive bonuses are not guaranteed.
The Company mitigates undue risk, including utilizing caps on annual cash incentive bonuses under certain circumstances, retention provisions, multiple performance targets, and robust Board and management processes to identify risk.
The Company does not believe the executive compensation program creates risks that are reasonably likely to pose a material adverse impact to the Company.
The Company has reasonable post-employment and change in control provisions. The Company’s severance agreements with the Named Executive Officers generally provide for cash payments after a change in control only if an employee is also terminated within one year of the change in control (a double-trigger).

The Company has adopted a policy that it will not enter into an agreement with a new executive officer that includes a tax gross-up provision with respect to payments contingent upon a change in control.

The Compensation Committee benefits from its utilization of an independent compensation consulting firm. The reports prepared by the compensation consulting firm are used by the Compensation Committee to set executive compensation at levels that are competitive with the Company’s industry peers.
The Company’s compensation consulting firm does not provide any other services to the Company.
The Named Executive Officers do not receive dividends on unearned performance-based restricted shares.	The Company does not reprice underwater stock options.
The Company provides only modest perquisites that have a sound benefit to the Company’s business.	The Company does not have pension plans.
The Company has adopted share ownership guidelines for the Named Executive Officers.

Principles and Objectives of Executive Officer Compensation Program
The Company’s primary objectives are to provide income to its shareholders through increases in distributable cash flow and to increase long-term total returns to shareholders through appreciation in the value of its Common Shares. To do so, the Company seeks to enhance the return from, and the value of, the hotels in which it owns interests and any additional hotels the Company may acquire or develop, and invest in or acquire additional hotel properties on favorable terms.
The following table summarizes the primary components and rationale of the Company’s compensation philosophy and the pay elements that support that philosophy.

Philosophy Component	Rationale/Commentary	Pay Element
Compensation should reinforce business objectives and Company values
The Company strives to provide a rewarding and professionally challenging work environment for its executive officers. The Company believes that executive officers who are motivated and challenged by their duties are more likely to achieve the individual and corporate performance goals designed by the Compensation Committee. The Company’s executive compensation package should reflect this work environment and performance expectations.
All elements (salary, annual cash incentive bonuses, equity incentive compensation, health and welfare benefits)
Key executive officers should be retained
The primary purpose of the Company’s executive compensation program has been and is to achieve the Company’s business objectives by attracting, retaining and motivating talented executive officers by providing incentives and economic security.
All elements
Compensation should align interests of executive officers with shareholders
The Company’s executive compensation is designed to reward favorable total shareholder returns, both in an absolute amount and relative to peers of the Company, taking into consideration the Company’s competitive position within the real estate industry and each executive’s long-term career contributions to the Company.
Equity incentive compensation
A significant amount of compensation for top executive officers should be based on performance
Performance-based pay aligns the interest of management with the Company’s shareholders. Performance-based compensation motivates and rewards individual efforts and Company success. Approximately 50% to 60% of the executive officers’ targeted compensation is linked to individual or company performance. The performance-based percentage of actual compensation increases as performance improves and decreases as performance declines. If the Company has poor relative performance and/or poor total shareholder returns, the executive officers will receive reduced incentive compensation and reduced total compensation. The executive officers have an opportunity, in the event of superior relative performance and superior total shareholder returns, to earn overall compensation packages greater than the compensation that would otherwise be paid.
Merit salary increases, annual cash incentive bonuses and equity incentive compensation
Compensation should be competitive
To attract and reduce the risk of losing the services of valuable managers but avoid the expense of excessive pay, compensation should be competitive. The Compensation Committee, with the help of outside advisors, assesses the competitiveness of the Company’s compensation to its executive officers by comparison to compensation of executive officers at other public real estate companies. The Compensation Committee has regularly retained the services of Towers Watson, an independent human resources and compensation consulting firm, to report on current market data regarding executive officer pay levels and incentive programs. Towers Watson typically obtains data for its reports from publicly-available proxy statements and other public filings with the SEC. Towers Watson last provided the Compensation Committee with current compensation information, based on then available proxy statement data and other publicly filed data, in July 2013. The July 2013 report contained (i) a pay level comparison of the Company’s executive officers against the executive officers of a group of 21 public real estate companies and against the executive officers of a group of six publicly-traded lodging REITs, (ii) a position-by-position analysis of executive officer pay at the selected REITs, and (iii) information about the financial position and market capitalization of the selected REITs. Towers Watson also reported on trends in the compensation of public REIT executive officers.
All elements

Role of the Compensation Committee
The Compensation Committee determines compensation for Messrs. Barnello, Riggins and Young (the “Named Executive Officers”). The Compensation Committee consists of four trustees, Denise M. Coll, Jeffrey T. Foland (Chairman), William S. McCalmont and Donald A. Washburn. The Compensation Committee exercises independent discretion in respect of executive compensation matters, including the retention or termination of any compensation consultant. The Committee may not delegate its primary responsibility of overseeing executive officer compensation but may delegate to management the administrative aspects of the Company’s compensation plans that do not involve the setting of compensation levels for the Named Executive Officers. As part of the executive compensation determination process, the Compensation Committee seeks input from the trustees who are not on the Compensation Committee and the Chief Executive Officer whose recommendations are evaluated along with all other compensation data gathered by the Compensation Committee, including the Towers Watson studies described below. Moreover, each year the Compensation Committee prepares a list of management business objectives (“MBOs”) in cooperation with the Named Executive Officers for the upcoming year. MBOs are used to determine 25% of each Named Executive Officer’s annual target cash incentive bonus (discussed below). MBOs vary from year to year and may consist of matters such as working with hotel managers to implement cost savings at target levels; evaluating alternative financing and acquisition structures; evaluating and pursuing acquisition and growth opportunities; effectively executing material financial, accounting, compliance and communication responsibilities; and developing long-term strategic plans for specific hotel properties. The MBOs focus, in part, on enhancing the return from, and value of, the Company’s hotels. The final MBOs are approved by the Board of Trustees. On a quarterly basis, the Named Executive Officers provide the Compensation Committee with status reports on their success in achieving the MBOs.
Compensation for fiscal year 2013 for each of the Named Executive Officers was determined by the Compensation Committee based on a review of incentive compensation and total compensation paid by the Company to each Named Executive Officer in prior years, publicly-disclosed compensation packages of executives of other public lodging and other public real estate companies and the Company’s performance both nominally and as compared to other public lodging REITs. During 2013, the Compensation Committee engaged, and met several times with, Towers Watson and directed Towers Watson to conduct industry compensation surveys. The resulting Towers Watson reports presented to the Compensation Committee focused on industry comparisons, based on the sample groups described below, of total compensation and its components, base salary and incentive compensation, which consisted of cash bonuses and equity awards. The reports also updated the Compensation Committee on current public REIT compensation trends. In addition, the Compensation Committee independently reviewed compensation information compiled by the National Association of Real Estate Investment Trusts (“NAREIT”). The Compensation Committee also considered other matters, including the realized value of previously granted equity awards, and the total compensation payable under different scenarios such as change in control of the Company or termination of the Named Executive Officers’ employment. With respect to incentive compensation, the Compensation Committee considered the number of time-based restricted shares that were vested, the number of performance-based restricted shares that were unearned and the number of time-based restricted shares that were outstanding but unvested.
Compensation Committee Consideration of the 2013 Vote on Executive Compensation
In determining the Company’s executive compensation program for 2014, the Compensation Committee generally considered the results of the 2013 advisory vote on executive compensation presented in the Company’s 2013 proxy statement. The Compensation Committee noted that more than 98% of the votes cast approved the compensation of the Named Executive Officers as described in the Company’s 2013 proxy statement. The Compensation Committee considered these voting results as supportive of the Compensation Committee’s general executive compensation practices.
Company Performance and Executive Compensation
In 2013, the Company continued to manage its assets aggressively, invest responsibly and opportunistically, and maintain a conservative balance sheet. The Company’s teams delivered attractive revenue per available room

(“RevPAR”) growth and hotel earnings before interest, tax, depreciation and amortization (“EBITDA”) margins and invested wisely in the Company’s existing assets. In addition, the Company made strategic and substantial investments in four assets in the Company’s target markets San Francisco and Key West.
Highlights from 2013 include:

•
RevPAR growth for the full year 2013 was 5.6% and hotel EBITDA margin for the full year 2013 increased 84 basis points to 32.3%, compared to the same period in 2012 (in each case, excluding the Park Central Hotel which was under renovation during 2013);

•
the Company acquired the Harbor Court Hotel, Hotel Triton and the Serrano Hotel in San Francisco, California and the Southernmost Hotel Collection in Key West, Florida for an aggregate of approximately $303.8 million;

•
the management team executed debt and equity transactions to maintain the Company’s overall strong balance sheet position, including a public offering of preferred stock in February 2013 for net proceeds of approximately $106.4 million (at a distribution rate of 6.375%, which was the lowest rate ever for a public lodging REIT) and a public offering of common stock in October 2013 for net proceeds of approximately $228.4 million; and

•	during 2013, the Company maintained ratios of general and administrative expenses to both total revenues and average assets well below most of its lodging REIT peers.
Company Performance Relative to its Peer Group
The Compensation Committee feels that the compensation levels of the Named Executive Officers reflects the Company’s strong performance relative to its six lodging REIT peers as shown in greater detail in the tables below.
Leverage. The Company operates at a significantly lower leverage level than its peers, as measured by the ratio of total indebtedness to EBITDA. The following table compares the Company’s leverage ratio to the Company’s peer group as of December 31, 2013:

Current Debt / EBITDA
11.0
10.0
9.0
8.0
7.0
6.0
5.0
4.0
3.0
3.3
3.9
4.8
5.4
6.1
7.7
8.4
HST
LHO
DRH
SHO
BEE
AHT
FCH

Note: Consists of Ashford Hospitality Trust, Inc. (“AHT”), DiamondRock Hospitality Company (“DRH”), FelCor Lodging Trust Incorporated (“FCH”), Strategic Hotels & Resorts, Inc. (“BEE”), Sunstone Hotel Investors, Inc. (“SHO”), and Host Hotels & Resorts, Inc. (“HST”). Leverage ratio defined as debt / LTM EBITDA. HST, DRH, BEE, SHO, FCH, and AHT reflect reported Q4’13 net debt and EBITDA. LHO reflects Q4’13 bank covenant debt to EBITDA.
Operating Performance. For each of the last five years, the Company’s hotel EBITDA margins were greater than all six of its peers.

	Hotel EBITDA Margin Comparison (2)
	2013	2012	2011	2010	2009
AHT	30.7%	31.6%	29.3%	27.5%	24.9%
SHO	28.4	28.9	27.8	24.4	24.8
DRH	26.6	27.2	26.2	24.5	22.4
FCH	25.8	24.9	24.4	24.0	23.4
HST	25.5	24.0	22.3	21.3	21.1
BEE (1)	24.4	22.7	21.0	17.9	16.3
Peer Average	26.9	26.6	25.2	23.3	22.2
LHO	32.3	32.1	30.5	29.1	27.4
Variance to Peer Average	20.1%	20.7%	21.0%	24.9%	23.4%
LHO Ranking	1	1	1	1	1
________________
(1) U.S. hotels only.
(2) Source: Company reports.
In addition, for each of the last five years, the Company’s hotel EBITDA per room was ranked first or second among its six peers.

	Hotel EBITDA per Room Comparison (in thousands) (2)
	2013	2012	2011	2010	2009
AHT	$13.9	$12.8	$13.0	$11.5	$10.4
SHO	21.6	21.0	18.0	13.6	13.7
DRH	17.8	18.4	17.0	15.0	13.4
FCH	13.2	12.0	10.5	9.5	8.9
HST	21.5	19.4	16.8	14.9	14.2
BEE (1)	32.7	28.2	23.6	16.8	15.8
Peer Average	20.1	18.6	16.5	13.5	12.7
LHO	29.4	27.0	24.9	22.3	18.7
Variance to Peer Average	46.3%	45.2%	50.9%	65.2%	47.2%
LHO Ranking	2	2	1	1	1
________________
(1) U.S. hotels only.
(2) Source: Company reports.
A reconciliation of net income (loss) to EBITDA and hotel EBITDA, both non-GAAP financial measures, is presented in Appendix A attached hereto.
Executive Compensation Relative to the Peer Group
In July 2013, Towers Watson prepared a report for the Compensation Committee comparing the Company’s compensation of the Named Executive Officers to that of: (i) a sample of 21 public real estate companies, spanning industry subsectors and asset classes but which were comparable to the Company in total enterprise value (which is the Company’s total equity plus total debt); and (ii) a group of six public lodging REITs. The members of the peer groups are noted below.

Group of 21 Public Real Estate Companies
• Ashford Hospitality Trust, Inc.	• Mid-America Apartment Communities, Inc.
• BioMed Realty Trust, Inc.	• National Retail Properties, Inc.
• Corporate Office Properties Trust	• Piedmont Office Realty Trust, Inc.
• DiamondRock Hospitality Company	• Post Properties, Inc.
• Equity One, Inc.	• PS Business Parks, Inc.
• Extra Space Storage Inc.	• RLJ Lodging Trust
• FelCor Lodging Trust Incorporated	• Strategic Hotels & Resorts, Inc.
• Highwoods Properties, Inc.	• Sunstone Hotel Investors, Inc.
• Kilroy Realty Corporation	• Tanger Factory Outlet Centers, Inc.
• Lexington Realty Trust	• Washington Real Estate Investment Trust
• Mack-Cali Realty Corporation

Publicly-Traded Lodging REITs (1)
• Ashford Hospitality Trust, Inc.
• DiamondRock Hospitality Company
• FelCor Lodging Trust Incorporated
• RLJ Lodging Trust
• Strategic Hotels & Resorts, Inc.
• Sunstone Hotel Investors, Inc.
_______________

(1)	The Company does not include Host Hotels & Resorts, Inc. in its peer group of public lodging REITs for executive compensation purposes due to its size and the level of its executive compensation.

The Towers Watson report included the following compensation components for the sample of public lodging REITs and other real estate companies: (a) base salary, (b) target total cash compensation, (c) long-term incentives and (d) target total direct compensation. The compensation of the Company’s Named Executive Officers was determined by the Compensation Committee in the context of the comparison and reviews contained in the report, but the Compensation Committee did not seek to set compensation of the Named Executive Officers to a particular percentile of the peer compensation or any single component thereof, such as compensation such as base salary, total cash compensation, incentive compensation or total direct compensation. Instead, the Committee reviewed the compensation information to inform itself of the compensation amounts paid by the Company’s competitors to their executive officers and therefore required for executive officer recruitment and retention.
Based on the July 2013 Towers Watson report, below is a summary of the total compensation for each Named Executive Officer (excluding the value of any one-time awards) compared to the Company’s peer group of six public lodging REITs:

	LaSalle v. Market Median	LaSalle v. Market 75th Percentile
Chief Executive Officer	-6%	-28%
Chief Financial Officer	2%	-35%
Chief Operating Officer	18%	15%

While the Compensation Committee did not seek to set compensation of the Named Executive Officers to a particular percentile of the peer compensation, based on the Company’s consistent outperformance relative to its peers, the Compensation Committee considered the median compensation values of both its peer groups of lodging REITs and public real estate companies in establishing the Named Executive Officer compensation. In the Compensation Committee’s view, the Company was receiving outstanding value by compensating its Named Executive Officers at levels ranging from lower than to slightly greater than the median levels of executive compensation paid by the Company peers, as evidenced by fact that the Company’s performance over various periods was generally much stronger than the median performance of its peers. Moreover, the Company’s performance was associated with both reduced risk as a result of the Company’s relatively lower leverage ratio and a more stable and consistent share price.
In addition, in August 2012, the Washington Business Journal named Mr. Barnello as the most “underpaid” Washington-area CEO (see “Overpaid/Underpaid CEOs: Which Washington-area CEOs are earning their keep,” Washington Business Journal, August 10, 2012).
Components and Criteria of Executive Compensation
The Committee believes that each Named Executive Officer’s overall compensation should be (i) payable over a longer period than one year, (ii) depend on a planned budget approved by the trustees, (iii) depend on the Company’s performance relative to other REITs, (iv) depend on total compensation paid by REITs similar to the Company, either by size or by industry (in this case, the REIT lodging industry), and (v) depend on the Company’s total shareholder return. The Committee believes that a significant portion of each Named Executive Officers’ total compensation should be directly linked to the Company’s relative performance and its total shareholder return. If the Company has poor relative performance and/or poor total shareholder return, the Named Executive Officers will receive reduced incentive compensation and reduced total compensation. In return, the Named Executive Officers have an opportunity, in the event of superior relative performance and superior total shareholder return, to earn overall compensation packages greater than established target amounts and the compensation historically paid. The Compensation Committee imposed nominal limits on certain aspects of the incentive compensation to help control unexpected levels of overall compensation to the Named Executive Officers as a result of extraordinary Company performance and total shareholder return and to maintain aggregate compensation at a level that is reasonable for the Company’s overall size and cost structure. The Committee and the Board of Trustees retain the discretion to exceed the limits.
The Company pays annual base salaries at a competitive level compared to its peers, which is based on a review of the annual base salaries paid to the executive officers of the companies listed under “— Peer Groups.” The Company pays annual cash incentive bonuses — the amount of which depends on management’s achievement of the applicable MBOs and the Company’s funds from operations (“FFO”) and Return on Invested Capital (as defined below) performance relative to specific competitors— to encourage the Named Executive Officers to pursue strategies that, to an appropriate degree, will benefit the Company in the near and long term. The Company pays time-based and performance-based long-term equity incentive compensation to encourage the Named Executive Officers to pursue strategies that will create value for the Company’s shareholders over the long term and to promote continuity of management by retaining the Named Executive Officers.
The Committee seeks to have approximately half of overall executive compensation be paid in the form of annual base salary and target annual cash incentive bonus, and approximately half in the form of long-term equity incentive awards. For the Named Executive Officers, approximately 25% of their overall compensation is annual base salary, approximately 25% is in the form of the target annual cash incentive bonus, approximately 20% is in the form of time-based restricted share awards and approximately 30% is in the form of performance-based restricted share awards.
The Compensation Committee had previously determined that executive compensation for fiscal year 2013 primarily would consist of (i) annual cash base salary, (ii) annual cash incentive bonus, (iii) restricted share awards, subject to time-based forfeiture provisions and (iv) performance-based restricted share awards, the earned amount of which would depend on Company performance over a three-year period.

The following narrative discusses the components of historical fiscal year 2013 compensation.
Base Salary
Base salary is the only predictable form of annual cash compensation to the Named Executive Officers, and the Compensation Committee believes base salary is an important element of total compensation for that reason. The Compensation Committee believes that base salary should be commensurate with each Named Executive Officer’s position and experience, subject to annual adjustments based on market conditions, peer group analysis and individual contributions and performance.
For 2013, the base salary of each of the Named Executive Officers was based on the following qualitative and quantitative factors:

•	an assessment of the scope of the Named Executive Officer’s responsibilities and leadership and individual role within the executive management team;

•	the Named Executive Officer’s contributions to the Company;

•	the Named Executive Officer’s expertise and experience within the industry;

•	the competitive market compensation paid to executive officers in similar positions at the previously-described peer groups; and

•	the Company’s overall financial and business performance.
Individual Performance. While specific quantitative benchmarks are considered when making determinations about performance incentives and targets related to the annual cash incentive bonus and long-term equity awards (as described elsewhere in this Proxy Statement), base salary determinations are more heavily weighted by the Compensation Committee’s qualitative assessments of the Named Executive Officers. The Compensation Committee annually reviews each Named Executive Officer’s individual responsibilities and leadership attributes, as well as his role and contributions to the Company during the last year. Among other matters, the Committee considers the performance of employees managed by each Named Executive Officer; the asset management strategies proposed or implemented by each Named Executive Officer to improve hotel property performance; the status of the Company’s hotel property acquisition pipeline, as applicable; the Company’s execution on short- and long-term strategic initiatives for which each Named Executive Officer is responsible; and the Company’s compliance with applicable laws and regulations to the extent within each Named Executive Officer’s responsibility. Because of the historical success of the Named Executive Officers during the last ten years, the Compensation Committee considers each Named Executive Officer’s individual contribution to that team, and the base salary needed to retain the members of that team into the future.
In addition, a tool by which the Compensation Committee measures a Named Executive Officer’s performance is his progress with respect to his MBOs, which, as described above are prepared in cooperation with the Named Executive Officers by the Compensation Committee each year. Quarterly progress reports with respect to the MBOs provide the Compensation Committee with a regular update on the Named Executive Officer’s performance. As noted elsewhere in this Proxy Statement, MBOs are primarily used to determine the annual cash incentive bonus, but MBOs also influence the Committee’s determination of base salaries.
The Compensation Committee solicits the observations of the Chief Executive Officer with respect to the performance of the other Named Executive Officers, especially as to day-to-day responsibilities and intra-company leadership qualities and growth.
With respect to the Named Executive Officer’s expertise and experience within the industry, the Committee considers involvement in industry or trade groups such as NAREIT, as well as awards or other recognition by industry or trade groups or other industry participants.

Peer Group Comparison. In addition to evaluating individual responsibilities, leadership and contributions to the Company, the Compensation Committee also considers the market compensation paid to executive officers in similar positions at the Company’s previously-described peer groups. As of July 2013, the Towers Watson report indicated that, compared to executive officers in similar positions at the public lodging REITs deemed comparable, the Company’s Chief Executive Officer was receiving a base salary approximately 3% below the 75th percentile, the Company’s Chief Financial Officer was receiving a base salary approximately 3% below the 75th percentile, and the Company’s Chief Operating Officer was receiving a base salary approximately 9% above the 75th percentile.
The 2013 base salary compensation paid to the Company’s Named Executive Officers was determined by the Compensation Committee in the context of the foregoing comparison and reviews, but the Compensation Committee did not seek to set base salary of the Named Executive Officers to a particular percentile of the base salary paid by the peer companies to their officers. Instead, the Committee reviewed the salary information to inform itself of the salary levels paid by the Company’s competitors and therefore required for executive officer recruitment or retention.
Company Performance. The Compensation Committee also considers the financial and business performance of the Company in an absolute sense and relative to its peers. When evaluating the Company’s financial and business performance, the Compensation Committee does not focus on any one particular performance measure or target but does consider, in addition to the Company’s FFO performance, the Company’s total return (defined as the increase in the market price of the Company’s Common Shares plus dividends declared thereon and assuming such dividends are reinvested into the Company’s Common Shares) over various periods. For example, from the Company’s initial public offering in 1998 through December 2013, the Company’s total return was 263%, which is the highest total return of any publicly-traded hotel REIT and outperformed each of the S&P 500, the Russell 2000 Index, the Dow Jones Industrial Average and the NASDAQ Composite Index during that period.
While the Committee placed greater weight on the Company’s performance over the long term, as discussed above, the Committee did consider the Company’s total return over shorter-term time horizons. The Committee reviewed the Company’s total return as described below and again determined that the Company’s performance was excellent. Over a three-year period (2011-2013), the Company’s total return was 27%, which outperformed the median total return of its peers by 17%.
As was the case with the base salary peer group comparisons, the Company’s performance compared to its peers identified above was one of several factors considered by the Compensation Committee in determining the 2013 base salary compensation of the Company’s Named Executive Officers. The Compensation Committee did not, however, seek to match base salary of the Named Executive Officers to a percentile that corresponded to the above performance percentages.
Annual Cash Incentive Bonus
The annual cash incentive bonus program is intended to compensate the Company’s Named Executive Officers for achieving the Company’s annual financial goals at both the corporate and hotel asset levels, as well as implementing long-term plans and strategies. The annual cash incentive bonus program is based on performance and responsibility level rather than on the basis of seniority, tenure or other entitlement. This performance-based program encourages the Company’s officers to continually improve their capabilities to deliver short- and long-term business results. The Compensation Committee set the Named Executive Officer target annual cash incentive bonuses so that they are competitive with bonuses paid to executive officers in similar positions and with similar responsibilities at companies in the Company’s previously-described peer groups. The annual cash incentive bonus for a fiscal year is typically paid in March of the fiscal year following such fiscal year, when audited financial statements for such fiscal year become available for both the Company and other publicly-traded lodging REITs.
The Committee emphasizes the importance of incentive cash compensation (the annual cash incentive bonus program) as a component of total compensation for the Named Executive Officers. This component of the Company’s compensation program is an investment in high quality, successful employees who can improve the operational performance of the existing portfolio and generate new business opportunities and investments that create value for shareholders.
The annual cash incentive bonus is the product of the Named Executive Officer’s annual target bonus (which is a percentage of his annual base salary) and a formula number. Depending on the achievement of the predetermined targets, the actual annual cash incentive bonus may be less than or greater than the target bonus, subject to limitations. Recognizing the need to remain competitive, the Compensation Committee set the maximum annual cash incentive bonus at 200% of target levels for 2013, which was unchanged from 2012. The Compensation Committee’s consideration of the competitiveness of the target levels included:

•	the Company’s need to retain its experienced executive officers;

•	the target cash compensation excluding base salary for executive officers at other publicly-traded real estate companies (as described in the 2013 report by Towers Watson); and

•	the overall target cash compensation including base salary for executive officers at other publicly-traded real estate companies (also as described in the 2013 report by Towers Watson).
As described below, the formula number consists of three components. At the Board’s discretion, it may allocate greater weight to any of the three components than the proportions stated below, and it may pay bonuses exceeding 200% of the target bonus.
The annual cash incentive bonus formula number consists of the following three components: (i) 25% of each target annual cash incentive bonus is based on management’s achievement of the MBOs, as determined in the discretion of the Compensation Committee; (ii) 50% of each target annual cash incentive bonus is based on the Company’s Comparable FFO per share performance (“Comparable FFO”) relative to a budget scale approved annually by the Board of Trustees; and (iii) 25% of each target annual cash incentive bonus is based upon the Company’s average adjusted FFO divided by the average book value of long-term indebtedness plus total equity, including common and preferred equity (“Return on Invested Capital”), relative to the Return on Invested Capital of a pre-selected peer group. Greater or less than the nominal amount may be awarded pursuant to any of the components, and caps and limitations apply.
Management Business Objectives. Twenty-five percent of each target annual cash incentive bonus is nominally based on management’s achievement of the MBOs. MBOs vary each year and may include goals such as working with hotel managers to implement cost savings at target levels; evaluating alternative financing and acquisition structures; evaluating and pursuing acquisition and growth opportunities; effectively executing material financial, accounting, compliance and communication responsibilities; and developing long-term strategic plans for specific hotel properties.
Achievement of the MBOs for a given fiscal year is determined for the executive officers as a group and not on an individual officer basis. Similarly, achievement is considered in totality of the MBOs and, in some cases, requires a subjective analysis of the goals rather than a mathematical measurement of performance. In addition, even in the case of MBOs that are amenable to objective measurement, achievement is not necessarily a pass or fail construct. For example, the Compensation Committee may consider how much progress was made toward meeting an objective performance standard or by how much a standard was surpassed. Accordingly, overall achievement of the MBOs is a reasoned judgment made by the Compensation Committee based on the facts and circumstances prevailing at the time of the determination and including conversations among the executive officers and the Compensation Committee. The percentage points available to be earned under the MBO component of the bonus program range from 0% to 50%. For fiscal year 2013, the Compensation Committee considered the overall achievement of all of the MBOs taken together and awarded 25% under this component.

The table below describes the MBOs for 2013, including the considerations that the Compensation Committee considered in analyzing the MBOs:

2013 MBO	Compensation Committee Considerations
Continue to evaluate investments (including evaluation of the current economic environment) and pursue opportunities as appropriate, including utilization of equity as financially prudent.
The Company placed bids on many hotels; the Company continues to review all broadly marketed deals and pursue off-market opportunities through existing and new relationships in major markets; the Company acquired four hotels for an aggregate of approximately $304 million, including the Harbor Court Hotel, the Hotel Triton, the Serrano Hotel and the Southernmost Hotel Collection.

Effectively execute all material financial, accounting, audit, compliance and communication responsibilities. Review the performance of the hotels with the Board and keep Board informed of any issues promptly as they arise.

There were no issues with closing the Company’s books and preparing financial statements for each of the four quarters in 2013; there were no audit differences; and that there were no identified material weaknesses in internal control over financial reporting. Additionally, the Board of Trustees was kept apprised through Chief Executive Officer updates and Board meetings.

Refinance Hotel Solamar mortgage through funding on credit facility or stand-alone mortgage.	The Hotel Solamar mortgage (5.5% rate) was paid off with funding under the Company’s credit facility (1.92% rate as of December 31, 2013).
Work with the Company’s management companies and property level executive teams to focus on maximizing revenues as well as controlling operating expenses and look for methods to improve EBITDA margins where appropriate.

The Company continues to work with all of its management companies to share best practices; excluding the Park Central Hotel, RevPAR for the full year 2013 increased 5.6 percent and hotel EBITDA margin for the full year 2013 increased 84 basis points compared to the same period in 2012.

Maintain compliance with all unsecured and secured debt related covenants on a quarter to quarter basis.	The Company was in compliance with all debt covenants in the first, second, third and fourth quarters.
Substantially complete the renovation of the Park Central and WestHouse on time and on budget.
The Company completed the extensive renovation on time (substantially completed by the end of the third quarter of 2013 and fully completed by the end of the fourth quarter 2013).  Although the renovation was more complex than originally expected because of developments during construction, total renovation costs exceeded the original budget by less than 4%.

Comparable FFO Compared to Budget FFO. Fifty percent of each target annual cash incentive bonus is nominally based on the Company’s Comparable FFO relative to a budget scale. The budget scale for fiscal year 2013 approved by the Board of Trustees and the Compensation Committee was based on a budget goal of $2.18 per outstanding Common Share. The Compensation Committee determined that the Company’s Comparable FFO and the budget goal would be calculated to eliminate the effect of (i) income taxes, (ii) transaction expenses related to acquisitions, dispositions and financings and (iii) pre-opening costs.
The percentage points available to be earned under the budget FFO component of the bonus program range from 0% to 100%. Pursuant to the budget FFO component of the bonus program, if Comparable FFO equaled budget FFO, the targeted 50 percentage points would be earned. In general, for every percentage point by which the Comparable FFO is greater than or less than the budget FFO, four percentage points are added or subtracted, respectively, from the targeted 50 percentage points. For example, if budget FFO were $1.00 and Comparable FFO were $0.885, or 12.5% below budget FFO, then none of the potential 50 percentage points of the bonus component would be awarded. As another example, if Comparable FFO were $1.02 and budget FFO were $1.00, or 2.0% above budget FFO, then eight percentage points would be added to the targeted 50 percentage points, and an amount equal to 58% of the target bonus would be awarded pursuant to this component. For fiscal year 2013, the Compensation Committee determined the Company’s Comparable FFO was $2.31, or 6.0% greater than budget FFO.
Relative Return on Invested Capital. Twenty-five percent of each target annual cash incentive bonus is nominally based upon the Company’s Return on Invested Capital relative to the Return on Invested Capital of six publicly-traded hotel REITs. Return on Invested Capital will be calculated based on each company’s published adjusted FFO divided by the average book value of long-term indebtedness plus total equity, including common and preferred equity, per each company’s audited year-end balance sheets as filed with the SEC.
The percentage points available to be earned under the Return on Invested Capital component of the bonus program range from 0% to 50%. Bonus achievement will be based on the following performance rankings:

•	if the Company is ranked first or second among the companies in the peer group based on its Return on Invested Capital, 200% of the target 25 percentage points of this bonus component would be earned;

•	if the Company is ranked third among the companies in the peer group based on its Return on Invested Capital, 150% of the target 25 percentage points of this bonus component would be earned;

•	if the Company is ranked fourth among the companies in the peer group based on its Return on Invested Capital, 100% of the target 25 percentage points of this bonus component would be earned; and

•
if the Company is ranked fifth, sixth or seventh among the companies in the peer group based on its Return on Invested Capital, none of the target 25 percentage points of this bonus component would be earned.

For fiscal year 2013, the peer group consisted of the following six publicly-traded hotel REITs: Ashford Hospitality Trust, Inc., DiamondRock Hospitality Company, FelCor Lodging Trust Incorporated, Strategic Hotels & Resorts, Inc., Sunstone Hotel Investors, Inc. and Host Hotels & Resorts, Inc.
The Company’s Return on Invested Capital was 7.0% in 2013, which ranked second among the companies in the peer group.
Calculation of the Bonus. The target bonus for Mr. Barnello for 2013 was approximately 126% of his annual base salary, or $980,000. The target bonus for Mr. Riggins for 2013 was approximately 72% of his annual base salary, or $292,000. The target bonus for Mr. Young for 2013 was approximately 75% of his annual base salary, or $352,500. With respect to the specific formula components for 2013, the following were achieved: (i) the MBOs, as determined by the Compensation Committee (25% of the target of 25% for this component); (ii) per-share Comparable FFO in excess of the budget goal established by the Compensation Committee of the Board of Trustees (74% of the target of 50% for this component) and (iii) the Company’s Return on Invested Capital compared to the Return on Invested Capital of the applicable peer group (50% of the target of 25% for this component). Taken together, the sum of these components equals 149%.
Long-Term Equity Incentive Awards
Overview. The 2009 Equity Incentive Plan allows for long-term incentives to Named Executive Officers and key employees of, and consultants and other service providers to, the Company, its subsidiaries and advisors through grants of option rights, appreciation rights and restricted share awards. Since becoming self advised in

2001, the Company has never granted awards under the incentive plan to consultants and other service providers. Awards granted to Named Executive Officers and other employees under the incentive plan are designed to provide those grantees with an incentive to promote the long-term success of the Company in line with the shareholders’ interests. The awards align the Named Executive Officers’ interests with the interests of shareholders by providing each Named Executive Officer with an ownership interest in the Company and a stake in the Company’s success. The 2009 Equity Incentive Plan is administered by the Compensation Committee, which has the discretion to determine those individuals or entities to whom awards will be granted, the number of shares subject to such rights and awards and other terms and conditions of the option rights, appreciation rights and restricted share awards. Each such award may have a vesting period that is tied to each Named Executive Officer’s or employee’s continued service to the Company or a specifically identified set of performance measures.
January 2013 Awards. The Compensation Committee considered a number of factors in determining to make the January 2013 awards, including:

•
the fact that equity awards constituted an integral component of the Company’s compensation philosophies described above, particularly that equity awards align the interests of the officers with those of the Company’s shareholders and that a significant portion of compensation should be based on performance;

•	the amount of target cash compensation of the officers for fiscal year 2013;

•	the effect on the Company’s operating results of cash and non-cash compensation;

•	the total potential compensation to the officers if performance measurements were achieved at maximum thresholds;

•	the long-term incentives and target and actual total direct compensation for executive officers at other publicly-traded real estate companies (as described in the 2013 report by Towers Watson); and

•	the other factors discussed above under “—Base Salary,” including the Company’s historical performance.
The January 2013 awards consisted of (i) immediate awards of restricted shares subject to time-based vesting only and (ii) agreements to award restricted shares where the award amount is not determined until the end of a three-year measuring period. The Committee refers to the group of awards described in (ii) as performance-based restricted share awards.
The January 2013 long-term equity incentive awards described in subsection (i) of the paragraph immediately above included 28,838 time-based restricted shares to Mr. Barnello, 10,882 time-based restricted shares to Mr. Riggins, and 13,985 time-based restricted shares to Mr. Young. Each award vests approximately one-third of the awarded amount on January 1, 2014, 2015 and 2016. All of the award shares are issued and outstanding as of the grant date (January 30, 2013), and the awardee is entitled to receive dividends as declared and paid on the shares and to vote the shares from the date of grant.
The Compensation Committee also approved the performance-based restricted share awards for Messrs. Barnello, Riggins and Young as an additional long-term incentive designed to further align their interests with that of the shareholders. Pursuant to the January 2013 performance-based restricted share awards, Mr. Barnello is eligible to receive a target amount of 43,257 shares, Mr. Riggins is eligible to receive a target amount of 16,324 shares and Mr. Young is eligible to receive a target amount of 20,978 shares. One-half of the actual amount of the award will be determined on January 1, 2016 and will depend on the Return on Invested Capital of the Company and the “total return” of the Company’s Common Shares over a three-year period beginning with the closing price of the Company’s Common Shares on December 31, 2012, and ending with the closing price of the Company’s Common Shares on December 31, 2015. One-half of the actual amount of the award will be determined on July 1, 2016 and will depend on the Return on Invested Capital of the Company and the “total return” of the Company’s Common

Shares over a three-year period beginning with the closing price of the Company’s Common Shares on June 30, 2013, and ending with the closing price of the Company’s Common Shares on June 30, 2016. Each officer may actually receive as few as zero shares and as many as twice the target shares. The terms of the awards are as follows:

•
One-third of the award will be based on the Company’s Return on Invested Capital (as defined below) compared to the Return on Invested Capital of the companies in a designated peer group of the Company. One-third of the award will be based on the Company’s total return compared to the total return of companies in a designated peer group of the Company and included in the NAREIT Equity Index. One-third of the award will be based on the amount of the Company’s total return compared to a Board-established total return goal.

•
“Return on Invested Capital” is calculated as each company’s published adjusted FFO divided by the average book value of long-term indebtedness plus total equity, including common and preferred equity.

•
“Total return” is as calculated by the NAREIT Equity Index and is the increase in the market price of a company’s common shares plus dividends declared thereon and assuming such dividends are reinvested.

•	After the actual amount of the award is determined (or earned) on January 1, 2016 or July 1, 2016, as applicable, the earned shares will be fully vested and generally transferable.

•
Dividends will be deemed to have accrued on all of the earned shares during the measuring period until the determination date. Such accrued dividends on earned shares will be paid to the awardee on the determination date. Thereafter, the awardee is entitled to receive dividends as declared and paid on the earned shares and to vote the shares.

The tables below provide additional detail on the thresholds for the performance criteria and the corresponding percentage earned for such criteria. For example, with respect to the Company’s Return on Invested Capital, the Company must rank at least fourth within its peer group for Messrs. Barnello, Riggins or Young to earn any of their target shares in the first performance category, and the Company’s total return compared to its peers must be at least equal to the 40th percentile for Messrs. Barnello, Riggins and Young to earn any of their target shares in the second performance category. In addition, the Committee established a threshold total return over a three-year period of 15.76%, which is based on a 5% compounded annual total return, for Messrs. Barnello, Riggins and Young to earn any of their target shares in the third performance category.
For fiscal year 2013, the peer group consisted of the following six publicly-traded hotel REITs: Ashford Hospitality Trust, Inc., DiamondRock Hospitality Company, FelCor Lodging Trust Incorporated, Strategic Hotels & Resorts, Inc., Sunstone Hotel Investors, Inc. and Host Hotels & Resorts, Inc.
Actual performance will be calculated to an exact percent (rounded to the nearest 1/100th), so the payment for each criterion is on a continuum between the threshold amount and target amount or between the target amount and maximum amount, as applicable.

Table 1: Return on Invested Capital vs. Peer Group

Percentile of Performance (1)
		Threshold	Target	Maximum
	Fifth, Sixth or Seventh (Least Return on Invested Capital)	Fourth	Third	First (Greatest Return on Invested Capital) or Second
Peer Group	0% earned	100% earned	150% earned	200% earned
______________
(1) If there are fewer than six other companies in the peer group at the time of measurement, the percentage of Common Shares earned for ranking fourth, third, second and first will be 50%, 100% 150% and 200%, respectively.
Table 2: Total Return vs. Peer Group

Percentile of Performance
		Threshold	Target	Maximum
	Less than 40th Percentile	40th Percentile	60th Percentile	Greater than or Equal to 80th Percentile
Peer Group	0% earned	50% earned	100% earned	200% earned
Table 3: Total Return vs. Committee-Established Goals

Total Three-Year Return Performance
		Threshold	Target	Maximum
	Less than 15.76%	15.76% (1)	25.97% (2)	Greater than or Equal to 40.49% (3)
Company total return	0% earned	50% earned	100% earned	200% earned
______________
(1) Based on a 5% compounded annual total return.
(2) Based on a 8% compounded annual total return.
(3) Based on an 12% compounded annual total return.
Additional Award Provisions. The Company’s performance-based restricted share agreements with Messrs. Barnello, Riggins and Young include a provision that accelerates the measuring period in the event of a change in control of the Company. As a condition to the acceleration of the earning period, Messrs. Barnello, Riggins and Young agreed to a 12-month limited non-compete with the Company that restricts Messrs. Barnello, Riggins and Young from participating in any business operation primarily engaged in owning (as compared to, for example, franchising or managing) luxury or upscale hotels in urban, resort or convention markets in the United States. In the event that Messrs. Barnello, Riggins or Young breaches the limited non-competition provisions, the Named Executive Officer must pay to the Company an amount equal to the market value of that portion of the performance-based restricted share award that received accelerated earning as a result of the change in control. The 12-month period commences at the time of the change in control, and market value is the market value at the time of the change in control.

Share Options. The Company has not granted any share option awards to any of the executive officers since 2001 or any of the trustees since 2002. All share options previously issued have vested and have been exercised.
Other Benefits
In addition, consistent with the philosophy of the Compensation Committee to establish individual- and Company-based performance measures, the Committee will continue to maintain competitive benefits and perquisites for Named Executive Officers; however, the Committee does not view benefits and perquisites for officers as a key component of the Company’s compensation program and their total value remains a small percentage of each Named Executive Officer’s base salary. The Compensation Committee may revise, amend or add to the Named Executive Officer’s benefits and perquisites if it deems it advisable.
Other Factors Considered by the Compensation Committee
Tax Deductibility of Executive Compensation
Section 162(m) of the Internal Revenue Code places a limit on the amount of compensation that may be deducted annually by the Company on its tax return with respect to each of its chief executive officer and the other three most highly compensated executives (other than its chief financial officer). In general, compensation that qualifies as “performance-based” under Section 162(m) is not subject to this limit. Each of the Company’s 1998 Share Option and Incentive Plan and 2009 Equity Incentive Plan is designed so that performance-based restricted share awards granted under the respective plans can be exempt from the compensation deduction limitation described above. Time-based awards are subject to the compensation deduction limitation. Although the Compensation Committee generally seeks to preserve the federal income tax deductibility of compensation paid, to maintain flexibility in compensating the Named Executive Officers in a manner designed to promote the Company’s corporate goals, including retaining and providing incentives for the Named Executive Officers, the Compensation Committee has not adopted a policy that all compensation must be deductible.
Payments Upon Termination of a Named Executive Officer and Vesting of Equity Awards Upon a Change in Control of the Company
The Company previously entered into an agreement with Messrs. Barnello, Riggins and Young to provide benefits to each in the event his employment is terminated in certain circumstances. The Compensation Committee reviews the terms of the severance agreements annually. Because each Named Executive Officer’s severance payment is derived from his annual base salary and other annual incentive compensation, the effect on severance payments is one of the factors considered by the Compensation Committee when annually reviewing the Named Executive Officer’s total compensation and severance agreement terms.
The agreement with each Named Executive Officer provides that the Named Executive Officer, upon 15 days prior written notice to the Company, may terminate his employment for “good reason.” In addition, each agreement provides that upon the termination of such Named Executive Officer either by the Company without “cause” or by the Named Executive Officer for “good reason” within one year of a change in control of the Company, the Named Executive Officer will be entitled to the severance payments and benefits detailed under “Termination Payment Tables.” As noted at the beginning of this CD&A, one of the Company’s executive compensation philosophies is the retention of key executive officers. The Compensation Committee believes that the terms of the severance agreements described above, including the events triggering severance payments, are competitive with the Company’s peer group and promote stability among its Named Executive Officers which is important to the Company’s overall performance.
In addition, the Committee considers the effect of accelerated vesting of certain equity awards upon a termination of a Named Executive Officer or a change in control of the Company. The Committee reviewed the terms of the restricted share award agreements, including the immediate vesting of time-based restricted shares upon a change in control of the Company or upon a Named Executive Officer’s termination without cause. The

Compensation Committee also reviewed the vesting terms of the performance-based restricted share award agreements. The Compensation Committee believes that the terms of the restricted share award agreements are competitive with the Company’s peer group and promote stability among its Named Executive Officers which is important to the Company’s overall performance. For more information on the vesting terms of the Named Executive Officer’s restricted shares, see “Severance Agreements, Equity Award Vesting and Other Termination Policies—Vesting of Long-Term Equity Incentive Awards.”
Security Ownership of Management
The Compensation Committee has established the share ownership guidelines described in the table below. The Compensation Committee believes that requiring the Named Executive Officers to maintain a meaningful ownership interest in the Company relative to their annual base salaries may encourage the Named Executive Officers to act in a manner that creates value for the Company’s shareholders.

Position	Multiple
Chief Executive Officer	5x Base Salary
Chief Financial Officer	3x Base Salary
Chief Operating Officer	3x Base Salary

Restricted shares that remain subject to time vesting issued pursuant to the 1998 Share Option and Incentive Plan or the 2009 Equity Incentive Plan count toward the suggested share ownership guidelines. Performance-based restricted share awards that have not been earned will not count toward the recommended levels. Once a Named Executive Officer meets the share ownership guidelines, periodic market declines in the value of the Company’s Common Shares will not adversely affect any previous determination by the Board of Trustees that the share ownership guidelines had been met by the Named Executive Officer. Messrs. Barnello and Young met the share ownership guidelines as of February 9, 2010 and December 31, 2012, respectively. Under the policy, Mr. Riggins has five years from the date he joined the Company as an executive officer, or January 24, 2016, to meet the share ownership guidelines.
Prohibition Against Hedging and Pledging
The Company’s insider trading policy prohibits our officers, trustees and employees and their respective family members from, among other prohibited activities, engaging in short-term or speculative transactions in the Company’s securities or in other transactions in the Company’s securities that may lead to inadvertent violations of insider trading laws. The insider trading policy also prohibits our officers, trustees and employees and their respective family members from engaging in short sales of the Company’s securities and transactions in publicly traded options on the Company’s securities, such as puts, calls and other derivative securities, on an exchange or in any other market. In addition, the Company’s insider trading policy prohibits officers, trustees and employees from purchasing the Company’s securities on margin or holding the Company’s securities in a margin account or otherwise pledging the Company’s securities as collateral for loans.

EXECUTIVE OFFICER COMPENSATION TABLES
Summary Compensation Table
The following table sets forth the information required by Item 402 of Regulation S-K promulgated by the Securities and Exchange Commission. The amounts shown represent the compensation paid to the Named Executive Officers for the year shown as consideration for services rendered to the Company.
With respect to long-term equity incentive awards, the dollar amounts indicated in the table under “Share Awards” are the aggregate grant date fair value of awards computed in accordance with FASB ASC Topic 718. With respect to performance-based restricted share awards, the dollar value computed is based on the probable outcome of the performance conditions as of the grant date of the award.

Name and Principal Position	Year	Salary	Bonus (1)	Share Awards (2)	Non-Equity Incentive Plan Compensation (1)	All Other Compensation		Total

Michael D. Barnello	2013	$780,000	$—	$2,034,015	$1,460,200	$223,976	(3)	$4,498,191
President and Chief Executive Officer	2012	735,000	—	2,228,754	1,313,500	206,368		4,483,622
	2011	671,250	—	1,587,981	575,000	182,198		3,016,429

Bruce A. Riggins	2013	406,000	—	767,564	435,080	37,443	(4)	1,646,087
Executive Vice President, Chief Financial Officer and Secretary	2012	395,000	—	789,427	390,500	33,170		1,608,097
	2011	357,404	—	908,525	190,000	26,940		1,482,869

Alfred L. Young	2013	470,000	—	986,411	525,225	56,703	(5)	2,038,339
Executive Vice President and Chief Operating Officer	2012	450,000	—	1,073,577	482,800	36,883		2,043,260
	2011	375,000	—	855,067	218,000	33,137		1,481,204

(1)
The combined amount to be shown in each of the Bonus and Non-Equity Incentive Plan Compensation columns equals the amount of the annual cash incentive bonus for each Named Executive Officer. The amount shown in the Bonus column is the discretionary amount of the annual cash incentive bonus awarded to a Named Executive Officer in excess of the formula-based amount of the annual cash incentive bonus.

(2)
For more information regarding the Company’s assumptions made in the valuation of time-based restricted share awards and performance-based restricted share awards, see note 7 to the financial statements included in the Company’s Form 10-K for the period ended December 31, 2013.

The value of performance-based restricted share awards granted in 2013 for Messrs. Barnello, Riggins and Young was $1,176,590, $444,013 and $570,602, respectively, assuming that on the grant date of the awards, the target level of performance was probable and the target value of the awards would be earned. The table below shows the dollar value of performance-based restricted share awards for each of Messrs. Barnello, Riggins and Young assuming that on the grant dates of the awards, the highest level of performance was probable and the maximum value of the awards would be earned. The value of the performance-based restricted share awards are dependent on the Company’s performance over a three-year period and there is no assurance that the target or maximum value of the awards will be earned.

	Maximum Value of Performance-based Restricted Share Awards Assuming Highest Performance Level
	Barnello	Riggins	Young
2013	$2,353,181	$888,026	$1,141,203
2012	2,400,006	820,026	1,099,989
2011	1,300,017	499,979	700,009

(3)
All Other compensation consists of (i) $1,197 in Company-paid life insurance premiums, (ii) $2,892 in Company-paid long-term disability insurance premiums, (iii) $10,200 in employer matching contributions to the Company’s 401(k), (iv) $30,000 in employer matching charitable contributions, (v) $171,539 in dividends earned on unvested restricted shares, (vi) $5,150 in fees related to membership in the Young Presidents’ Organization, and (v) $2,998 in Board recommended executive health program.

(4)
All Other compensation consists of (i) $540 in Company-paid life insurance premiums, (ii) $10,200 in employer matching contributions to the Company’s 401(k), (iii) $5,700 in employer matching charitable contributions, (iv) $18,579 in dividends earned on unvested restricted shares, and (v) $2,424 in Board recommended executive health program.

(5)
All Other compensation consists of (i) $810 in Company-paid life insurance premiums, (ii) $10,200 in employer matching contributions to the Company’s 401(k), (iii) $15,000 in employer matching charitable contributions, (iv) $27,695 in dividends earned on unvested restricted shares, and (v) $2,998 in Board recommended executive health program.

2013 Grants of Plan-Based Awards
The following table sets forth information with respect to plan-based awards granted in 2013 to the Named Executive Officers. The dollar amounts indicated under “Grant Date Fair Value” is the full fair value of each restricted share award computed in accordance with FASB ASC Topic 718, which, with respect to the value of performance-based restricted share awards, is based on the probable outcome of the performance conditions as of the grant date of the award.

		Estimated Possible Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards (in number of shares)(2)			All Other Share Awards: Number of Shares(3)	Grant Date Fair Value
Name	Date of Grant	Threshold	Target	Maximum	Threshold	Target	Maximum
Michael D. Barnello
Annual Cash Incentive Bonus		$0	$980,000	$1,960,000
Time-Based	January 30, 2013							28,838	$784,394
Performance-Based	January 30, 2013				10,815	21,629	43,258		627,889
Performance-Based	January 30, 2013				10,814	21,628	43,256		621,732

Bruce A. Riggins
Annual Cash Incentive Bonus		0	292,000	584,000
Time-Based	January 30, 2013							10,882	295,990
Performance-Based	January 30, 2013				4,081	8,162	16,324		236,942
Performance-Based	January 30, 2013				4,081	8,162	16,324		234,632

Alfred L. Young
Annual Cash Incentive Bonus		0	352,500	705,000
Time-Based	January 30, 2013							13,985	380,392
Performance-Based	January 30, 2013				5,245	10,489	20,978		304,496
Performance-Based	January 30, 2013				5,245	10,489	20,978		301,523

(1)	For the year ended December 31, 2013, the Compensation Committee approved annual cash incentive bonuses for Messrs. Barnello, Riggins and Young of $1,460,200, $435,080 and $525,225, respectively.

(2)
One-half of the actual amount of the award will be determined on January 1, 2016 and will depend on the “return on invested capital” of the Company and the “total return” of the Company’s Common Shares over a three-year period beginning with the closing price of the Company’s Common Shares on December 31, 2012, and ending with the closing price of the Company’s Common Shares on December 31, 2015. One-half of the actual amount of the award will be determined on July 1, 2016 and will depend on the “return on invested capital” of the Company and the “total return” of the Company’s Common Shares over a three-year period beginning with the closing price of the Company’s Common Shares on June 30, 2013, and ending with the closing price of the Company’s Common Shares on June 30, 2016. Amounts assume the peer group includes six other companies at the time of measurement. For more information regarding the performance criteria for these awards, see “Executive Officer Compensation—Compensation Discussion and Analysis—Components and Criteria of Executive Compensation—Long-Term Equity Incentive Awards.”

(3)
These shares will vest annually in three equal installments beginning January 1, 2014. For additional information, see “Executive Officer Compensation—Compensation Discussion and Analysis—Components and Criteria of Executive Compensation—Long-Term Equity Incentive Awards.”

2013 Share Options and Share Vesting
The Company has not granted share option awards to any of the executive officers since 2001 or any of the trustees since 2002. All share options previously issued have vested and have been exercised. The Named Executive Officers did not exercise any options during 2013 and no restricted shares held by the Named Executive Officers vested during 2013.

Outstanding Equity Awards at Fiscal Year-End 2013
The following table sets forth information with respect to outstanding equity awards held by the Named Executive Officers as of December 31, 2013. No option awards were outstanding for the Named Executive Officers as of December 31, 2013. The aggregate dollar values indicated in the table below for equity incentive plan awards are the market or payout values and not the FASB ASC Topic 718 values or the compensation expense recognized by the Company on its financial statements for fiscal year 2013 with respect to its long-term equity incentive plan awards. In addition, the number of unearned shares that have not vested for the equity incentive plan awards are the threshold amounts that may be earned pursuant to the awards. For more information regarding the threshold, target and maximum amounts with respect to plan-based restricted share awards granted in 2013, see “—2013 Grants of Plan-Based Awards.”

	Share Awards
Name	Number of Shares That Have Not Vested (3)	Market Value of Shares That Have Not Vested (1)	Equity Incentive Plan Awards: Number of Unearned Shares or Other Rights That Have Not Vested (Unearned Performance-Based Restricted Shares)(4)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares or Other Rights That Have Not Vested (Unearned Performance-Based Restricted Shares)(2)
Michael D. Barnello	184,358	$5,689,288	117,150	$3,615,249
Bruce A. Riggins	23,586	727,864	24,663	761,100
Alfred L. Young	29,391	907,006	33,225	1,025,324
_______________________

(1)	Based on the Company’s Common Share closing price of $30.86 on December 31, 2013.

(2)	Based on the Company’s Common Share closing price of $30.86 on December 31, 2013 and assumes that the Named Executive Officers earn the threshold amounts of performance-based restricted share awards.

(3)
The following table summarizes the restricted share awards (time-based restricted shares and earned performance-based restricted shares) for which a portion of the Common Shares remain unvested as of December 31, 2013. The table also provides information about the applicable vesting periods.

		Number of Restricted Shares Granted to Named Executive Officers
Grant Date	Closing Market Price	Michael D. Barnello	Bruce A. Riggins	Alfred L. Young	Common Shares Vesting Periods
May 31, 2008	$32.82	175,000	—	—	75,000 shares vested on June 30, 2011
					50,000 shares vest on June 30, 2014
					50,000 shares vest on June 30, 2017

April 28, 2009	$11.30	69,899	—	—	Three equal periods beginning on January 1, 2012

November 3, 2009	$17.11	—	—	3,892	Three equal periods beginning on December 31, 2012

January 27, 2010	$21.07	12,638	—	—	Three equal periods beginning on December 31, 2012

January 24, 2011	$28.01	—	19,635	—	Three equal periods beginning on January 1, 2012

January 26, 2011	$27.84	23,348	—	12,572	Three equal periods beginning on January 1, 2012

January 26, 2012	$27.06	24,021	9,239	12,934	Three equal periods beginning on December 31, 2012

January 30, 2013	$27.20	28,838	10,882	13,985	Three equal periods beginning on January 1, 2014

(4)
The following table summarizes the performance-based restricted share awards (at threshold amounts for awards in 2008, 2012 and 2013 and at target amounts for awards in 2011) for which a portion of the Common Shares remain unearned and unvested as of December 31, 2013. The table also provides information about the applicable vesting periods, assuming the performance-based restricted shares are earned at the conclusion of the applicable measuring period.

		Number of Performance-Based Restricted Shares Granted to Named Executive Officers
Grant Date	Closing Market Price	Michael D. Barnello	Bruce A. Riggins	Alfred L. Young	Vesting Periods
May 31, 2008	$32.82	50,000	—	—	25,000 shares immediately vest, if earned, on July 1, 2014
					25,000 shares immediately vest, if earned, on July 1, 2017

January 24, 2011	$28.01	—	8,925	—	Common Shares, if earned, vest in three equal installments beginning on January 1, 2014

January 26, 2011	$27.84	23,348	—	12,572	Common Shares, if earned, vest in three equal installments beginning on January 1, 2014

January 26, 2012	$27.06	22,173	7,576	10,163	Common Shares, if earned, vest in three equal installments beginning on January 1, 2015

January 30, 2013	$27.20	10,815	4,081	5,245	Common Shares immediately vest, if earned, on January 1, 2016

January 30, 2013	$27.20	10,814	4,081	5,245	Common Shares immediately vest, if earned, on June 30, 2016
Equity Compensation Plan Information
The following table summarizes information, as of December 31, 2013 relating to equity compensation plans of the Company pursuant to which grants of options, restricted shares, restricted share units or other rights to acquire shares may be granted from time to time.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights		Weighted-average exercise price of outstanding options, warrants and rights		Number of securities remaining available for future issuance under equity compensation plans
Equity compensation plans approved by security holders(1)	131,236	(2)	None	(3)	1,191,479
Equity compensation plans not approved by security holders	None		None		None
Total	131,236		None		1,191,479
_________________________________

(1)
The 2009 Equity Incentive Plan. Please see “Proposal 5: LaSalle Hotel Properties 2014 Equity Incentive Plan” for a description of the 2014 Equity Incentive Plan that is subject to shareholder approval at the Annual Meeting.

(2)	131,236 Deferred Shares.

(3)	Deferred Shares have no exercise price.

SEVERANCE AGREEMENTS, EQUITY AWARD VESTING AND
OTHER TERMINATION POLICIES
Severance Agreements
The Company previously entered into an agreement with each of its Named Executive Officers to provide benefits to each in the event his employment is terminated in certain circumstances. The Compensation Committee believes that such severance agreements are in the best interests of the Company and its shareholders to ensure the continued employment and dedication of the Named Executive Officers by diminishing the inevitable distraction of such employees created by the personal uncertainties and risks associated with a potential change in control. Providing critical employees with defined compensation and benefits arrangements upon a change in control may help ensure that such employees’ compensation and benefits expectations will be satisfied. The Compensation Committee also believes that these arrangements are important as a recruitment and retention device and that many companies with which the Company competes for executive talent have customarily had similar arrangements in place for their senior employees.
The Compensation Committee reviews the terms of the severance agreements annually. As described in more detail below, because each Named Executive Officer’s severance payment is derived from his annual base salary and other annual incentive compensation, the effect on severance payments is one of the factors considered by the Compensation Committee when annually reviewing the Named Executive Officer’s total compensation and severance agreement terms.
Severance Agreement of Mr. Barnello
Mr. Barnello’s amended and restated severance agreement became effective on October 19, 2009 for an initial term of three years; provided, however, that each term is automatically extended at the end of such term for a successive one-year term unless, not less than six months prior to the termination of the then existing term, the Board of Trustees provides notice to Mr. Barnello of its intent not to extend the term further. Mr. Barnello may terminate the agreement prior to the expiration of the term as described below.
Termination in Connection with a Change in Control
Upon 15 days prior written notice to the Company, Mr. Barnello may terminate his employment for “good reason.” The agreement provides that upon the termination of Mr. Barnello either by the Company without “cause” or by Mr. Barnello for “good reason” within one year of a change in control of the Company, Mr. Barnello will be entitled to the following severance payments and benefits:

•	annual base salary, annual cash incentive bonus and accrued vacation time earned but not paid to the date of termination;

•
a lump sum cash payment equal to the product of three times the sum of (x) Mr. Barnello’s then current annual base salary, plus (y) the average of the annual cash incentive bonuses paid to Mr. Barnello with respect to the three most recent fiscal years ending before the date of termination; and

•
such other or additional benefits, if any, as are provided under applicable plans, programs and/or arrangements of the Company (including accelerated vesting of equity awards as discussed below under “—Vesting of Long-Term Equity Incentive Awards”).

Termination without Cause
If Mr. Barnello is terminated without “cause” and not in connection with or within one year of a change in control of the Company, Mr. Barnello will be entitled to the following severance payments and benefits:

•	annual base salary, annual cash incentive bonus and accrued vacation time earned but not paid to the date of termination;

•
a lump sum cash payment equal to the sum of (x) Mr. Barnello’s then current annual base salary, plus (y) the average of the annual cash incentive bonuses paid to Mr. Barnello with respect to the three most recent fiscal years ending before the date of termination; and

•
such other or additional benefits, if any, as are provided under applicable plans, programs and/or arrangements of the Company (including accelerated vesting of equity awards as discussed below under “—Vesting of Long-Term Equity Incentive Awards”).

Termination without Good Reason
If Mr. Barnello voluntarily terminates his employment without “good reason,” Mr. Barnello will be entitled to the following severance payments and benefits:

•	annual base salary, annual cash incentive bonus and accrued vacation time earned but not paid to the date of termination; and

•
such other or additional benefits, if any, as are provided under applicable plans, programs and/or arrangements of the Company (including accelerated vesting of equity awards as discussed below under “—Vesting of Long-Term Equity Incentive Awards”).

Severance Agreement of Mr. Young
The severance agreement entered into by Mr. Young became effective on November 3, 2009, for an initial term of three years; provided, however, that the term is automatically extended at the end of such term for a successive one-year term unless, not less than six months prior to the termination of the then existing term, the Board of Trustees provides notice to Mr. Young of its intent not to extend the term further. Mr. Young may terminate the agreement prior to the expiration of the term as described below.
Termination in Connection with a Change in Control
Upon 15 days prior written notice to the Company, Mr. Young may terminate his employment for “good reason.” The agreement provides that upon the termination of Mr. Young either by the Company without “cause” or by Mr. Young for “good reason” within one year of a change in control of the Company, Mr. Young will be entitled to the following severance payments and benefits:

•	annual base salary, annual cash incentive bonus and accrued vacation time earned but not paid to the date of termination;

•
a lump sum cash payment equal to the product of two times the sum of (x) Mr. Young’s then current annual base salary, plus (y) the average of the annual cash incentive bonuses paid to Mr. Young with respect to the three most recent fiscal years ending before the date of termination; and

•
such other or additional benefits, if any, as are provided under applicable plans, programs and/or arrangements of the Company (including accelerated vesting of equity awards as discussed below under “—Vesting of Long-Term Equity Incentive Awards”).

Termination without Cause
If Mr. Young is terminated without “cause” and not in connection with or within one year of a change in control of the Company, Mr. Young will be entitled to the following severance payments and benefits:

•	annual base salary, annual cash incentive bonus and accrued vacation time earned but not paid to the date of termination;

•
a lump sum cash payment equal to the sum of (x) Mr. Young’s then current annual base salary, plus (y) one half of the average of the annual cash incentive bonuses paid to Mr. Young with respect to the three most recent fiscal years ending before the date of termination; and

•
such other or additional benefits, if any, as are provided under applicable plans, programs and/or arrangements of the Company (including accelerated vesting of equity awards as discussed below under “—Vesting of Long-Term Equity Incentive Awards”).

Termination without Good Reason
If Mr. Young voluntarily terminates his employment without “good reason,” Mr. Young will be entitled to the following severance payments and benefits:

•	his annual base salary, annual cash incentive bonus and accrued vacation time earned but not paid to the date of termination; and

•
such other or additional benefits, if any, as are provided under applicable plans, programs and/or arrangements of the Company (including accelerated vesting of equity awards as discussed below under “—Vesting of Long-Term Equity Incentive Awards”).

Severance Agreement of Mr. Riggins
Mr. Riggins’s severance agreement became effective on January 24, 2011. The terms and conditions of Mr. Riggins’s agreement are the same as those for Mr. Young described above.
Other Key Severance Agreement Terms
As a condition of any severance payment and related benefits described above, each of Messrs. Barnello, Young and Riggins has agreed to a general release of any and all claims relating to the Named Executive Officer’s employment. In addition, each has agreed, for a one-year period, not to solicit, hire or recruit employees or trustees of the Company either directly or indirectly for his own account or for another party.
Under the terms of each of their severance agreements, Messrs. Barnello, Young and Riggins are entitled to a tax gross-up payment under certain conditions in the event that their employment is terminated in connection with a change in control. The tax gross-up payment reinforces the purpose of the severance agreements, which is to incentivize critical employees to remain at the Company by providing them with a guaranteed level of financial protection upon loss of employment and alleviating their concerns about their own continued employment prior to or following a change in control. The Company has adopted a policy that it will not enter into an agreement with a new executive officer that includes a tax gross-up provision with respect to payments contingent upon a change in control.

Below are a list of terms and their meanings as defined in each Named Executive Officer’s severance agreement:

•	“Cause” shall mean that the Board concludes, in good faith and after reasonable investigation, that:

◦	the Named Executive Officer is accused of engaging in conduct which is a felony under the laws of the United States or any state or political subdivision thereof;

◦
the Named Executive Officer Executive engaged in conduct relating to the Company constituting material breach of fiduciary duty, willful misconduct (including acts of employment discrimination or sexual harassment) or fraud;

◦	the Named Executive Officer breached the non-solicitation covenant contained in his severance agreement in any material respect; or

◦
the Named Executive Officer materially failed to follow a proper directive of the Board (or, with respect to Messrs. Young and Riggins, the Chief Executive Officer) of the Company within the scope of the Named Executive Officer’s duties (which shall be capable of being performed by the Named Executive Officer with reasonable effort) after written notice from the Board (or, with respect to Messrs. Young and Riggins, the Chief Executive Officer) specifying the performance required and the Named Executive Officer’s failure to perform within 30 days after such notice. No act, or failure to act, on the Named Executive Officer’s part shall be deemed “willful” unless done, or omitted to be done, by the Named Executive Officer not in good faith or if the result thereof would be unethical or illegal.

•	“Change in Control” shall mean a change in control of the Company which will be deemed to have occurred after the date hereof if:

◦
any “person” as such term is used in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof except that such term shall not include (A) the Company or any of its subsidiaries, (B) any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its affiliates, (C) an underwriter temporarily holding securities pursuant to an offering of such securities, (D) any corporation owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of the Company’s Common Shares, or (E) any person or group as used in Rule 13d-1(b) under the Exchange Act, is or becomes the Beneficial Owner, as such term is defined in Rule 13d-3 under the Exchange Act, directly or indirectly, of securities of the Company representing more than 50% of the combined voting power or Common Shares of the Company;

◦
during any period of two consecutive years, individuals who at the beginning of such period constitute the Board, and any new trustee (other than (A) a trustee designated by a person who has entered into an agreement with the Company to effect a transaction described in these bullets or (B) a trustee whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of trustees of the Company) whose election by the Board or nomination for election by the Company’s shareholders was approved by a vote of at least two-thirds (2/3) of the trustees then still in office who either were trustees at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority thereof;

◦
there is consummated a merger or consolidation of the Company or any direct or indirect subsidiary of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof) in combination with the ownership of any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any subsidiary of the Company, more than 50% of the combined voting power and Common Shares of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation; or

◦
the shareholders of the Company approve a plan of complete liquidation or dissolution of the Company or there is consummated an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets (or any transaction having a similar effect) other than a sale or disposition by the Company of all or substantially all of the Company’s assets to an entity, more than 50% of the combined voting power and Common Shares of which are owned by shareholders of the Company in substantially the same proportions as their ownership of the Common Shares of the Company immediately prior to such sale.

•	“Good Reason” shall mean the occurrence, without the Named Executive Officer’s prior written consent, of any of the following in connection with or within one year after a Change in Control:

◦	any material reduction of the Named Executive Officer’s base salary or target bonus as a percentage of base salary;

◦
any material adverse change in the Named Executive Officer’s duties or responsibilities, including assignment of duties inconsistent with his position, significant adverse alteration of the nature or status of responsibilities or the conditions of employment or any material diminution in authority, duties, or responsibilities, including, without limitation, any such material adverse change that results from a transaction pursuant to which the Company ceases to be a public reporting lodging REIT;

◦
a material diminution in the authority, duties, or responsibilities of the supervisor to whom the Named Executive Officer is required to report including, without limitation, any material diminution that results from a transaction pursuant to which the Company ceases to be a public reporting lodging REIT; and

◦	the relocation of the Named Executive Officer’s principal place of performance outside of the Washington, D.C. metropolitan area.
Vesting of Long-Term Equity Incentive Awards
The terms of the time-based share award agreements granted to the Named Executive Officers generally provide that:

•	Upon a change in control of the Company, the unvested shares vest.

•	Upon termination of the Named Executive Officer’s employment with the Company by the Company without cause, the unvested shares vest.

•	Upon termination of the Named Executive Officer’s employment with the Company because of the Named Executive Officer’s death or disability, the unvested shares vest.

•	Upon termination of the Named Executive Officer’s employment with the Company by the Company for cause, the unvested shares are forfeited.
The time-based share award agreements do not provide, in the absence of a change in control of the Company, for acceleration of the unvested shares in the event the Named Executive Officer terminates his employment with the Company, for any reason other than death, disability or, under certain conditions, retirement.
The terms of the performance-based restricted share award agreements granted to the Named Executive Officers generally provide that:

•
In the event of a Named Executive Officer’s death or disability during the “earning” period of the award agreement (which is generally a designated three-year period specified at the time the award is granted), his performance-based restricted share awards will be measured early, as of the date of death or disability (with the measuring period and cumulative return goals reduced accordingly), and all earned shares and deferred dividends thereon will vest immediately and be paid promptly thereafter, except that the number of shares subject to the award will be reduced pro rata, based on the amount of time elapsed in the measuring period compared to the full, original measuring period.

•
In the event of a change in control in the Company during the earning period of the award agreement, the award will be measured as of the date of the change in control (with the measuring period and cumulative return goals reduced accordingly) and all earned shares and deferred dividends thereon will vest immediately and be paid promptly thereafter. The amount of the awards will not be pro rated as in the case of death or disability.

•
In the event the Company terminates a Named Executive Officer’s employment with the Company for cause, or the Named Executive Officer terminates his employment with the Company without good reason, all unearned or unvested shares under the award agreement are forfeited.

•
In the event that the Company terminates a Named Executive Officer’s employment with the Company without cause, or a Named Executive Officer terminates his employment with the Company for good reason, the performance-award will be measured early, as of the date of termination (with the measuring period and cumulative return goals reduced accordingly), and all earned shares and deferred dividends thereon shall vest immediately and be paid promptly thereafter, except that the number of shares subject to the award will be reduced pro rata, based on the amount of time elapsed in the measuring period compared to the full, original measuring period.

For purposes of the time-based and performance-based restricted share award agreements, the definitions of “cause,” “good reason” and “change in control” are similar but not identical to the definitions contained in the severance agreements of the Named Executive Officers. For example, the definition of “good reason” for purposes of the award agreements does not include any requirement of a change in control. In addition, the definition of “change in control” for purposes of the award agreements includes mergers and consolidations where the outstanding securities of the Company represent less than 75% of the combined voting power of the Company or surviving entity after the merger or consolidation and includes a sale of substantially all of the assets of the Company to an entity in which the Company’s shareholders own less than 75% of the combined voting power in substantially the same proportions as their Company ownership before the sale.
Retirement Policy
Since January 2007, the Company has had a retirement policy for Named Executive Officers. The policy is designed to reward years of dedication and service to the Company. Under the policy, all previously-granted equity awards to a Named Executive Officer who is at least 60 years old and who has served the Company at least 20 years will immediately vest. Performance-based awards will be measured as of the retirement date (with the measuring period and cumulative return goals reduced accordingly).
None of the Company’s Named Executive Officers has met the age or service requirements to be eligible for benefits under this policy.
CHANGE OF CONTROL AND TERMINATION PAYMENT TABLES
The tables on the following pages indicate the cash amounts, accelerated vesting and other payments and benefits that the Named Executive Officers would be entitled to under various circumstances pursuant to the terms of the 1998 Share Option and Incentive Plan, the 2009 Equity Incentive Plan, the agreements governing awards made under the 1998 Share Option and Incentive Plan and the 2009 Equity Incentive Plan, the severance agreements of the Named Executive Officers and the Company’s retirement policies. In all cases, each Named Executive Officer is entitled to a cash payment consisting of his salary, bonus and cash equivalent of vacation time earned but not paid as of the termination date. Each of the following tables assumes that separation occurs on December 31, 2013.
Michael D. Barnello—President and Chief Executive Officer
Payments Upon Termination Without Change in Control

	Termination by Company With Cause	Termination by Company Without Cause	Termination by Employee With Good Reason	Termination by Employee Without Good Reason
Cash Payment(1)	$0	$1,709,500	$1,709,500	$0
Cash Payment for Time-based Restricted Shares	0	5,689,288	5,689,288	0
Cash Payment for Performance-based Restricted Shares	0	2,938,678	2,938,678	0
Dividends Awarded on Restricted Shares(2)	0	163,157	163,157	0
Excise Tax Gross-Up Payments	0	0	0	0
TOTAL	$0	$10,500,623	$10,500,623	$0

(1) Each Named Executive Officer is also paid his salary, annual cash incentive bonus and the cash equivalent vacation time earned but not paid as of the termination date.
(2) Dividends are awarded only with respect to the earned performance-based restricted shares.

Payments Upon Change in Control and Termination With Change in Control (1)

	Accelerated Vesting Upon a Change in Control	Termination by Company With Cause	Termination by Company Without Cause	Termination by Employee With Good Reason	Termination by Employee Without Good Reason
Cash Payment(2)	$0	$0	$5,128,500	$5,128,500	$0
Cash Payment for Time-based Restricted Shares	5,689,288	0	5,689,288	5,689,288	0
Cash Payment for Performance-based Restricted Shares	4,974,602	0	4,974,602	4,974,602	0
Dividends Awarded on Restricted Shares(3)	230,660	0	230,660	230,660	0
Excise Tax Gross-Up Payments(4)	0	0	4,688,966	4,688,966	0
TOTAL	$10,894,550	$0	$20,712,016	$20,712,016	$0

(1) Assumes change in control occurred on December 31, 2013.
(2) Each Named Executive Officer is also paid his salary, annual cash incentive bonus and the cash equivalent vacation time earned but not paid as of the termination date.
(3) Dividends are awarded only with respect to the earned performance-based restricted shares.
(4) Represents a payment by the Company to each Named Executive Officer in an amount equal to the federal excise tax on qualifying termination compensation plus all federal, state and local income taxes payable with respect to the excise tax payment.

Payments With or Without Change in Control

	Death(1)	Disability	Retirement
Cash Payment(2)	$0	$0	$0
Cash Payment for Time-based Restricted Shares	5,689,288	5,689,288	0
Cash Payment for Performance-based Restricted Shares	2,938,678	2,938,678	0
Dividends Awarded on Restricted Shares(3)	163,157	163,157	0
Excise Tax Gross-Up Payments	0	0	0
TOTAL	$8,791,123	$8,791,123	$0

(1) Each Named Executive Officer receives benefits per life insurance policies and disability policies.
(2) Each Named Executive Officer is also paid his salary, annual cash incentive bonus and the cash equivalent vacation time earned but not paid as of the termination date.
(3) Dividends are awarded only with respect to the earned performance-based restricted shares.

Bruce A. Riggins—Executive Vice President, Chief Financial Officer and Secretary
Payments Upon Termination Without Change in Control

	Termination by Company With Cause	Termination by Company Without Cause	Termination by Employee With Good Reason	Termination by Employee Without Good Reason
Cash Payment(1)	$0	$548,583	$548,583	$0
Cash Payment for Time-based Restricted Shares	0	727,864	727,864	0
Cash Payment for Performance-based Restricted Shares	0	664,226	664,226	0
Dividends Awarded on Restricted Shares(2)	0	34,569	34,569	0
Excise Tax Gross-Up Payments	0	0	0	0
TOTAL	$0	$1,975,242	$1,975,242	$0

(1) Each Named Executive Officer is also paid his salary, annual cash incentive bonus and the cash equivalent vacation time earned but not paid as of the termination date.
(2) Dividends are awarded only with respect to the earned performance-based restricted shares.

Payments Upon Change in Control and Termination With Change in Control (1)

	Accelerated Vesting Upon a Change in Control	Termination by Company With Cause	Termination by Company Without Cause	Termination by Employee With Good Reason	Termination by Employee Without Good Reason
Cash Payment(2)	$0	$0	$1,382,333	$1,382,333	$0
Cash Payment for Time-based Restricted Shares	727,864	0	727,864	727,864	0
Cash Payment for Performance-based Restricted Shares	1,333,928	0	1,333,928	1,333,928	0
Dividends Awarded on Restricted Shares(3)	54,112	0	54,112	54,112	0
Excise Tax Gross-Up Payments(4)	0	0	1,558,655	1,558,655	0
TOTAL	$2,115,904	$0	$5,056,892	$5,056,892	$0

(1) Assumes change in control occurred on December 31, 2013.
(2) Each Named Executive Officer is also paid his salary, annual cash incentive bonus and the cash equivalent vacation time earned but not paid as of the termination date.
(3) Dividends are awarded only with respect to the earned performance-based restricted shares.
(4) Represents a payment by the Company to each Named Executive Officer in an amount equal to the federal excise tax on qualifying termination compensation plus all federal, state and local income taxes payable with respect to the excise tax payment.

Payments With or Without Change in Control

	Death(1)	Disability	Retirement
Cash Payment(2)	$0	$0	$0
Cash Payment for Time-based Restricted Shares	727,864	727,864	0
Cash Payment for Performance-based Restricted Shares	664,226	664,226	0
Dividends Awarded on Restricted Shares(3)	34,569	34,569	0
Excise Tax Gross-Up Payments	0	0	0
TOTAL	$1,426,659	$1,426,659	$0

(1) Each Named Executive Officer receives benefits per life insurance policies and disability policies.
(2) Each Named Executive Officer is also paid his salary, annual cash incentive bonus and the cash equivalent vacation time earned but not paid as of the termination date.
(3) Dividends are awarded only with respect to the earned performance-based restricted shares.

Alfred L. Young—Executive Vice President and Chief Operating Officer
Payments Upon Termination Without Change in Control

	Termination by Company With Cause	Termination by Company Without Cause	Termination by Employee With Good Reason	Termination by Employee Without Good Reason
Cash Payment(1)	$0	$636,800	$636,800	$0
Cash Payment for Time-based Restricted Shares	0	907,006	907,006	0
Cash Payment for Performance-based Restricted Shares	0	896,929	896,929	0
Dividends Awarded on Restricted Shares(2)	0	47,154	47,154	0
Excise Tax Gross-Up Payments	0	0	0	0
TOTAL	$0	$2,487,889	$2,487,889	$0

(1) Each Named Executive Officer is also paid his salary, annual cash incentive bonus and the cash equivalent vacation time earned but not paid as of the termination date.
(2) Dividends are awarded only with respect to the earned performance-based restricted shares.

Payments Upon a Change in Control and Termination With Change in Control (1)

	Accelerated Vesting Upon a Change in Control	Termination by Company With Cause	Termination by Company Without Cause	Termination by Employee With Good Reason	Termination by Employee Without Good Reason
Cash Payment(2)	$0	$0	$1,607,200	$1,607,200	$0
Cash Payment for Time-based Restricted Shares	907,006	0	907,006	907,006	0
Cash Payment for Performance-based Restricted Shares	1,765,726	0	1,765,726	1,765,726	0
Dividends Awarded on Restricted Shares(3)	72,711	0	72,711	72,711	0
Excise Tax Gross-Up Payments(4)	0	0	1,419,613	1,419,613	0
TOTAL	$2,745,443	$0	$5,772,256	$5,772,256	$0

(1) Assumes change in control occurred on December 31, 2013.
(2) Each Named Executive Officer is also paid his salary, annual cash incentive bonus and the cash equivalent vacation time earned but not paid as of the termination date.
(3) Dividends are awarded only with respect to the earned performance-based restricted shares.
(4) Represents a payment by the Company to each Named Executive Officer in an amount equal to the federal excise tax on qualifying termination compensation plus all federal, state and local income taxes payable with respect to the excise tax payment.

Payments With or Without Change in Control

	Death(1)	Disability	Retirement
Cash Payment(2)	$0	$0	$0
Cash Payment for Time-based Restricted Shares	907,006	907,006	0
Cash Payment for Performance-based Restricted Shares	896,929	896,929	0
Dividends Awarded on Restricted Shares(3)	47,154	47,154	0
Excise Tax Gross-Up Payments	0	0	0
TOTAL	$1,851,089	$1,851,089	$0

(1) Each Named Executive Officer receives benefits per life insurance policies and disability policies.
(2) Each Named Executive Officer is also paid his salary, annual cash incentive bonus and the cash equivalent vacation time earned but not paid as of the termination date.
(3) Dividends are awarded only with respect to the earned performance-based restricted shares.

CASH STAY BONUS FOLLOWING A CHANGE IN CONTROL
If a Named Executive Officer remains employed by the Company on the first anniversary of a change in control event, the Named Executive Officer is entitled to receive a lump sum cash stay bonus. For Mr. Barnello, the cash stay bonus is equal to the sum of Mr. Barnello’s base salary plus the average of the annual cash bonuses paid to Mr. Barnello with respect to the three most recent fiscal years. Based on Mr. Barnello’s 2013 base salary and his average annual cash incentive bonus paid for 2010, 2011 and 2012, Mr. Barnello’s cash stay bonus would be equal to $1,709,500.
For Mr. Riggins, the cash stay bonus is equal to one half of the sum of (x) his base salary, plus (y) the average of the annual cash incentive bonuses paid to Mr. Riggins with respect to 2011 and 2012 and the target amount of his annual cash incentive bonus for 2013. Based on Mr. Riggins’s 2013 base salary and the average of his annual cash incentive bonus for 2011 and 2012 and the target amount of his annual cash incentive bonus for 2013, Mr. Riggins’s cash stay bonus would equal $348,417.
For Mr. Young, the cash stay bonus is equal to one half of the sum of (x) his base salary, plus (y) the average of the annual cash incentive bonuses paid to Mr. Young with respect to the three most recent fiscal years. Based on Mr. Young’s 2013 base salary and his average annual cash incentive bonus paid for 2010, 2011 and 2012, Mr. Young’s cash stay bonus would be equal to $401,800.

PROPOSAL 3:
ADVISORY (NON-BINDING) VOTE
APPROVING EXECUTIVE COMPENSATION
The Company is presenting the following proposal, which gives you as a shareholder the opportunity to endorse or not endorse the Company’s executive compensation program for Named Executive Officers by voting for or against the following resolution.
“—RESOLVED, that the shareholders approve, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed in the Company’s Proxy Statement for the 2014 Annual Meeting of Shareholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the compensation tables and the other related disclosure.
While this vote is advisory and not binding on the Company, it will provide information to the Company and the Compensation Committee regarding shareholder sentiment about the Company’s executive compensation philosophy, policies and practices, which the Compensation Committee will be able to consider when determining executive compensation for the remainder of 2014 and beyond.
As described in detail under the heading “Executive Officer Compensation” above, the Company seeks to closely align the interests of its executive officers with the interests of its shareholders. The Company’s compensation programs are designed to reward the executive officers for the achievement of short-term and long-term strategic and operational goals and the achievement of increased total shareholder return, while at the same time avoiding the encouragement of unnecessary or excessive risk-taking. Following is a summary of some of the primary components and rationale of the Company’s compensation philosophy.
Compensation should reinforce business objectives and Company values. The Company strives to provide a rewarding and professionally challenging work environment for its executive officers. The Company believes that executive officers who are motivated and challenged by their duties are more likely to achieve the individual and corporate performance goals designed by the Compensation Committee. The Company’s executive compensation package should reflect this work environment and performance expectations. Key executive officers should be retained. The primary purpose of the Company’s executive compensation program has been and is to achieve the Company’s business objectives by attracting, retaining and motivating talented executive officers by providing incentives and economic security.
Compensation should align interests of executive officers with shareholders. The Company’s executive compensation is designed to reward favorable total shareholder returns, both in an absolute amount and relative to peers of the Company, taking into consideration the Company’s competitive position within the real estate industry and each executive’s long-term career contributions to the Company.
A significant amount of compensation for top executive officers should be based on performance. Performance-based pay aligns the interest of management with the Company’s shareholders. Performance-based compensation motivates and rewards individual efforts and Company success. Approximately 50% to 60% of the executive officer’s targeted compensation is linked to individual or company performance.
Compensation should be competitive. To attract and reduce the risk of losing the services of valuable managers but avoid the expense of excessive pay, compensation should be competitive. The Compensation Committee, with the help of outside advisors, assesses the competitiveness of the Company’s compensation to its executive officers by comparison to compensation of executive officers at other public companies. The Compensation Committee has regularly retained the services of Towers Watson, an independent human resources and compensation consulting firm, to report on current market trends and provide market data for the Named Executive Officers.
Share ownership guidelines align interests of executive officers with shareholders. The Compensation Committee has established share ownership guidelines. The Compensation Committee believes that requiring the executive officers to maintain a meaningful ownership interest in the Company relative to their annual base salaries may encourage the executive officers to act in a manner that creates value for the Company’s shareholders.
The Board of Trustees recommends a vote FOR the approval of the compensation of the Company’s Named Executive Officers as disclosed in this Proxy Statement.

PROPOSAL 4:
AMENDMENT TO THE COMPANY’S DECLARATION OF TRUST
TO DECLASSIFY THE BOARD OF TRUSTEES
The Board of Trustees is recommending that the shareholders approve an amendment to the Company’s Declaration of Trust to provide for annual elections of trustees instead of the current process where approximately one-third (1/3) of the trustees are elected each year. The proposed amendment is described in more detail below.
The proposed amendment is the product of the Board of Trustees’ ongoing review of corporate governance matters. In making its recommendation, the Board of Trustees considered the advantages of both a classified and declassified board structure. A classified board of trustees can promote continuity and enhance the stability of the board, encourage a long-term perspective of company management and reduce a company’s vulnerability to coercive takeover tactics. The Board of Trustees, however, concluded that the shareholders’ ability to evaluate trustees annually and the maintenance by the Company of best practices in corporate governance outweighed these factors. Consequently, the Board of Trustees concluded that the proposed charter amendment to declassify the Board of Trustees is advisable and in the best interests of the Company’s shareholders. The Board of Trustees has therefore approved a resolution recommending that the Company’s shareholders approve the proposed charter amendment.
Proposed Amendment to Declaration of Trust
Currently, the Company’s Board of Trustees is divided into three classes with each trustee elected to serve for a three-year term and until his or her successor is duly elected and qualified. The terms of the Class I trustees expire at the 2014 annual shareholder meeting, the terms of the Class II trustees expire at the 2015 annual shareholder meeting and the terms of the Class III trustees expire at the 2016 annual shareholder meeting. The proposed amendment provides for annual elections to be phased-in over time so that the current terms of the Company’s trustees are not affected. This means that each of the Class I trustees elected at the 2014 annual shareholder meeting will be elected for a three-year term that expires at the 2017 annual shareholder meeting, the Company’s existing Class II trustees whose terms expire at the 2015 annual shareholder meeting will stand for election to a one-year term in 2015 and the Company’s existing Class III trustees will continue to serve until the expiration of their term at the 2016 annual shareholder meeting and, together with the trustees who were elected at the 2015 annual meeting of shareholders, will stand for election to a one-year term at the 2016 annual shareholder meeting. Thereafter, beginning with the 2017 annual shareholder meeting, all trustees will be elected annually. Any trustee appointed to fill a vacancy on the Board of Trustees will stand for election to a one-year term at the next annual shareholder meeting after his or her appointment. The Board of Trustees recommends that the Company’s shareholders amend Section 5.4 of the Company’s Declaration of Trust by deleting that section in its entirety and replacing it with the following:
Section 5.4 Number and Classification. The number of Trustees (the “Trustees”) is seven, which number may be increased or decreased from time to time by the Board of Trustees in accordance with the Bylaws, except that the total number of Trustees shall be not less than three (3) and not greater than nine (9). Except for Trustees elected solely by holders of one or more series of Preferred Shares and subject to the phasing-in process described below, the Trustees shall be elected at every annual meeting of shareholders beginning with the annual meeting of shareholders in 2015 in the manner provided in the Bylaws or, in order to fill any vacancy on the Board of Trustees, in the manner provided in the Bylaws.
Subject to the rights of holders of one or more classes or series of Preferred Shares then outstanding, any vacancy on the Board of Trustees (including a vacancy created by an increase in the number of Trustees) may be filled by a majority of the remaining Trustees or, if the remaining Trustees fail to act or there is no remaining Trustee, by the vote of holders of at least a majority of the Common Shares entitled to vote thereon and present in person or by proxy at any meeting of the shareholders called for that purpose. It shall not be necessary to list in the Declaration of Trust the names and addresses of any Trustees hereinafter elected.

The class of Trustees whose current term expires at the annual meeting of shareholders in 2015 shall hold office until that term expires and the successors to that class of Trustees shall be elected for a one-year term to hold office until the 2016 annual meeting of shareholders and until their successors are duly elected and qualify. The class of Trustees whose current term expires at the annual meeting of shareholders in 2016 shall hold office until that term expires and the successors to that class of Trustees, together with Trustees elected at the 2015 annual meeting of shareholders, shall be elected for a one-year term to hold office until the 2016 annual meeting of shareholders and until their successors are duly elected and qualify. The class of Trustees elected at the annual meeting of shareholders in 2014 whose term expires at the annual meeting of shareholders in 2017 shall hold office until that term expires and the successors to that class of Trustees, together with all other Trustees, shall be elected for a one-year term to hold office until the next annual meeting of shareholders and until their successors are duly elected and qualify beginning with the annual meeting of shareholders in 2017.
Effect of the Amendment
Attached hereto as Appendix B is the form of Articles of Amendment to the Declaration of Trust (the “Articles of Amendment”) that will be filed with the Maryland State Department of Assessments and Taxation (the “SDAT”) if the shareholders approve, by the vote described below, the declassification of the Board of Trustees. The Articles of Amendment will become effective at the time that the Articles of Amendment are filed with and accepted for record by the SDAT (“Effective Time”). The filing is expected to be made as soon as practicable after the Annual Meeting if the proposed amendment is approved. At the Effective Time:

•	the Company’s Declaration of Trust, as previously amended and supplemented, will be further amended as set forth in the Articles of Amendment attached hereto as Appendix B;

•	the current trustees, including the Class I trustees elected at the 2014 Annual Meeting for three-year terms, will continue to serve the remainder of their current terms; and

•	starting with the 2015 annual meeting of shareholders, trustees will be elected annually so that by the 2017 annual meeting of shareholders, all trustees will be elected annually.
No Dissenters’ Appraisal Rights
Shareholders do not have dissenters’ appraisal rights in connection with this amendment.
Vote Required
The affirmative vote of two-thirds of all of the votes entitled to be cast on the proposal is required to approve the amendment to the Company’s Declaration of Trust to declassify the Board of Trustees. For purposes of the vote on the amendment to the Company’s Declaration of Trust, abstentions and broker non-votes will have the same effect as votes against the proposal.
The Board of Trustees recommends a vote FOR the approval of the amendment to the Company’s Declaration of Trust to declassify the Board of Trustees.

PROPOSAL 5:
LASALLE HOTEL PROPERTIES 2014 EQUITY INCENTIVE PLAN
The Company currently has in effect the 2009 Equity Incentive Plan (the “2009 Plan”). The 2009 Plan was approved by shareholders on April 23, 2009. The 2009 Plan permits the granting of share options, share appreciation rights, restricted or unrestricted share awards, phantom shares, performance awards, other share-based awards, or any combination of the foregoing.
The Board of Trustees believes that the 2009 Plan has benefited the Company by assisting in recruiting and retaining the services of individuals with ability and initiative and enabling such individuals to participate in the future success of the Company and by associating the interests of such individuals with the interests of the Company and its shareholders. In order to continue the ability to provide the incentive compensation opportunities available under the 2009 Plan, the Board of Trustees, on February 17, 2014, adopted the 2014 Equity Incentive Plan (the “2014 Plan”), subject to the approval of shareholders at the Annual Meeting.
At the Annual Meeting, shareholders are being asked to vote on a proposal to approve the adoption of the 2014 Plan. If approved, the 2014 Plan will replace the Company’s 2009 Plan and the Company will no longer make any grants under the 2009 Plan (although awards previously made under the 2009 Plan that are outstanding will remain in effect in accordance with the terms of that plan and the applicable award agreements).
The material features of the 2014 Plan are as follows:

•	The maximum number of Common Shares reserved and available for issuance under the 2014 Plan is 2,900,000 shares.

•	The term of the 2014 Plan is for 10 years from the date the Board of Trustees adopted the 2014 Plan.

•
The 2014 Plan authorizes the grant of share options (including incentive share options qualifying under Internal Revenue Code section 422 and nonstatutory share options), share appreciation rights, restricted or unrestricted share awards, phantom shares, performance awards, incentive awards, other share-based awards, or any combination of the foregoing.

•	The maximum number of Common Shares which may be awarded to any one person during any fiscal year is 500,000 shares.

•
Share options and share appreciation rights may not be repriced without shareholder approval. The exercise price of share options and the base price of share appreciation rights may not be less than 100% of the grant date fair market value of a Common Share.

•	Discretionary awards under the 2014 Plan to non-management trustees of the Company will be administered by a committee of the Board of Trustees comprised of non-management trustees.

•	Dividends and dividend equivalents on awards that vest based on achieving performance objectives will be paid when, and to the extent that, the goals are achieved.

•	The 2014 Plan will require shareholder approval of any amendment to the plan to the extent such approval is required by applicable law, regulation or exchange listing standard.
As of March 10, 2014, 103,984,541 Common Shares were outstanding, 296,300 Common Shares were issuable upon exchange or conversion of outstanding common units of the Company’s operating partnership, up to 13,515,700 Common Shares were issuable upon conversion of outstanding preferred shares under certain circumstances (10,651,723 Common Shares based on the per-share closing price of the Company's Common Shares on the NYSE on March 7, 2014), 121,853 Deferred Shares were reserved for issuance under the 2009 Plan and up to

520,764 Common Shares were issuable upon achievement of performance goals underlying outstanding performance awards under the 2009 Plan.
The per-share closing price of the Company’s Common Shares on the NYSE on March 7, 2014 was $31.72.
The Board of Trustees believes that the 2014 Plan is an important factor in attracting and retaining the high-caliber employees and other service providers essential to the Company’s success and in aligning those individuals’ long-term interests with those of its shareholders. Therefore, the Board of Trustees has approved the 2014 Plan to ensure that the Board of Trustees and the Compensation Committee will be able to use the 2014 Plan to make the types of awards, and covering the number of Common Shares, as necessary to meet these needs. The Board of Trustees believes that approval of the 2014 Plan is in the best interests of the Company and its shareholders.
If the Company’s shareholders do not approve the 2014 Plan, the 2009 Plan will continue in effect until it expires. Once the existing 2009 Plan expires, or once the Common Shares remaining available for issuance under the 2009 Plan are used, the Compensation Committee will be unable to make equity awards. Compensation for the Company’s employees (including the Named Executive Officers) and trustees would then be solely in cash. Paying compensation completely in cash would significantly reduce the alignment of management’s interests with those of the Company’s shareholders, which is primarily achieved through the issuance of long-term equity incentive awards that are available only through a current equity incentive plan. Moreover, compensating the Company’s employees and trustees only in cash would reduce the Company’s available cash at a time when the Company may be conserving cash or allocating cash to other business purposes. Finally, without the 2014 Plan and the incentive awards it makes possible, the Company will have a more difficult time retaining its key personnel and hiring the best available people.
The following summary of the 2014 Plan does not purport to be complete and is subject to, and qualified in its entirety by, reference to the complete text of the 2014 Plan, which is attached to this Proxy Statement as Appendix C.
Description of the 2014 Equity Incentive Plan
Purpose
The purpose of the 2014 Plan is to promote the long-term growth and profitability of the Company by (i) providing key people with incentives to improve shareholder value and to contribute to the growth and financial success of the Company through their future services, and (ii) enabling the Company to attract, retain and reward the best-available persons.
Eligibility and Participation
Participation in the 2014 Plan is open to all of the Company’s employees, officers, trustees and other individuals providing bona fide services to the Company or any of its affiliates, as the administrator may select from time to time. In addition, the administrator may grant awards to individuals in connection with hiring, retention or otherwise prior to the date the individual first performs services; however, none of these awards shall become vested or exercisable and no shares shall be issued before the individual first begins performing services. As of March 10, 2014, six non-employee trustees of the Company, 28 employees of the Company (including the Company's officers) and the Company’s outside consultants are eligible to participate in the 2014 Plan. However, since becoming self-advised in 2001, the Company has only granted awards under its incentive plans to employees and trustees.
Term
The 2014 Plan was effective as of February 17, 2014, the date it was adopted by the Board of Trustees, subject to shareholder approval. The 2014 Plan will terminate on February 16, 2024.

Shares Available Under the 2014 Plan
The 2014 Plan provides that the number of Common Shares that the Company may issue with respect to awards under the 2014 Plan will not exceed an aggregate of 2,900,000 shares. In addition, the maximum number of Common Shares subject to awards of any combination that may be granted under the 2014 Plan during any fiscal year to any one individual is limited to 500,000 shares.
These limits (and the terms of outstanding awards) will be adjusted to reflect any share dividends, share splits, split-ups, recapitalizations, mergers, consolidations, business combinations or exchanges of shares and the like. If any award, or portion of an award, under the 2014 Plan expires or terminates unexercised, becomes unexercisable, is unearned, is settled in cash without delivery of shares, or is forfeited or otherwise terminated, surrendered or canceled as to any shares, the shares subject to such award will thereafter be available for further awards under the 2014 Plan. In addition, if any Common Shares are repurchased by or surrendered to the Company in connection with any award, or if any shares are withheld by the Company, the repurchased, surrendered, and withheld shares will thereafter be available for further awards under the 2014 Plan. Any shares that are surrendered to or repurchased or withheld by the Company or are otherwise forfeited will not be available for purchase pursuant to incentive share options intended to qualify under section 422 of the Internal Revenue Code.
Types of Awards
The 2014 Plan allows for the grant of share options, share appreciation rights, share awards, phantom share awards, performance awards, incentive awards and other share-based awards. The administrator may grant these awards separately or in tandem with other awards. The administrator will also determine the prices, expiration dates and other material conditions governing the exercise or vesting of the awards. The Company, or any of its affiliates, may make or guarantee loans to assist grantees in exercising awards and satisfying any withholding tax obligations arising from awards, to the extent permitted by law.
Share Options
The administrator may grant awards of either incentive share options, as that term is defined in section 422 of the Internal Revenue Code, or nonqualified share options. Only the Company’s employees or employees of its subsidiaries, however, may receive incentive share option awards. Share options must have an exercise price at least equal to fair market value on the date of grant. The option holder may pay the exercise price in cash, by tendering Common Shares, by a combination of cash and shares, or by any other means the administrator approves. The 2014 Plan provides that, except for adjustments to reflect share dividends, share splits, etc. as described below, the administrator shall not have the right to reprice, replace, regrant through a cancellation or otherwise modify or make a cash payment with respect to any outstanding share option without the approval of shareholders.
Share Appreciation Rights
The administrator may grant awards of share appreciation rights which entitle the holder to receive a payment in cash, in Common Shares, or in a combination of both, having an aggregate value equal to the excess of the fair market value of the underlying shares on the date of exercise over the base price of the shares specified in the grant agreement. The base price of a share appreciation right must at least equal the fair market value of a Common Share on the date the award is granted. The 2014 Plan provides that, except for adjustments to reflect share dividends, share splits, etc. as described below, the administrator shall not have the right to reprice, replace, regrant through a cancellation or otherwise modify or make a cash payment with respect to any outstanding share appreciation right without the approval of shareholders.
Share and Phantom Share Awards
The 2014 Plan allows the administrator to grant restricted or unrestricted share awards, or awards denominated in shares-equivalent units to eligible participants with or without payment of consideration by the grantee. A share award or phantom share award shall become nonforfeitable and transferable or be earned, as applicable, upon satisfaction of terms and conditions established by the administrator. The terms and conditions may provide that the incentive award will be earned only upon the achievement of objectives stated with respect to one or more performance goals, including the attainment of objectives stated with reference to one or more of the performance goals described below under “Section 162(m).” Phantom share awards may be paid in cash, in Common Shares, or in a combination of both.
Performance Awards
The administrator may grant performance awards which become payable in cash, in Common Shares, or in a combination of both, on account of attainment of one or more performance objectives established by the administrator, including the attainment of objectives stated with reference to one or more of the performance goals described below under “Section 162(m).” Performance awards may be paid in cash, in Common Shares, or in a combination of both.
Other Share-Based Awards
The administrator may grant other share-based awards which may be denominated in cash, Common Shares, or other securities, share equivalent units, share appreciation units, securities or debentures convertible into Common Shares, or any combination of the foregoing. These awards may be paid in Common Shares or other securities, in cash, or in a combination of Common Shares, other securities and cash. Other share-based awards shall be earned or become nonforfeitable and transferable upon satisfaction of terms and conditions established by the administrator, including the attainment of objectives stated with reference to one or more of the performance goals described below under “Section 162(m).” The terms and conditions may provide that the incentive award will be earned only upon the achievement of objectives stated with respect to one or more performance goals.
Other share-based awards may be granted in the form of LTIP units, which are a special class of limited partnership interests in the Company’s operating partnership. Each LTIP unit awarded will be deemed equivalent to an award of one Common Share under the 2014 Plan, reducing availability for other awards on a one-for-one basis. The Company will not receive a tax deduction for the value of any LTIP units granted to the Company’s employees. LTIP units, whether vested or not, and whether or not the LTIP units have reached full parity with the common units of the Company’s operating partnership, will receive the same per-unit profit distributions as common units of the Company’s operating partnership, which profit distribution will generally equal per share distributions on the Common Shares. This treatment with respect to distributions is similar to the expected treatment of share awards, which will generally receive full distributions whether vested or not (but subject to the satisfaction of any performance vesting requirement). Initially, LTIP units will not have full parity with common units of the operating partnership with respect to liquidating distributions. Under the terms of the LTIP units, the operating partnership will revalue its assets upon the occurrence of certain specified events, and any increase in valuation from the time of grant until such event will be allocated first to the holders of LTIP units to equalize the capital accounts of such holders with the capital accounts of common unit holders. Upon equalization of the capital accounts of the holders of LTIP units with the other holders of common units, the LTIP units will achieve full parity with common units for all purposes, including with respect to liquidating distributions. If such parity is reached, vested LTIP units may be converted into an equal number of common units at any time, and thereafter enjoy all the rights of common units, including the right to redeem the common units for cash, or at the Company’s option, for a like number of Common Shares. However, there are circumstances under which such parity would not be reached. Until and unless such parity is reached, the value that a participant will realize for a given number of vested LTIP units will be less than the value of an equal number of Common Shares.
Incentive Awards
The administrator may grant incentive awards, which, subject to the terms and conditions established by the administrator, entitle the participant to receive a payment from the Company. The terms and conditions may provide that the incentive award will be earned only upon the achievement of objectives stated with respect to one or more performance goals, including the attainment of objectives stated with reference to one or more of the performance goals described below under “Section 162(m).” An incentive award may be paid in Common Shares or other securities, in cash, or in a combination of Common Shares, other securities and cash.
Administration
The 2014 Plan is administered by the Board of Trustees but may be administered by a committee or committees, such as the Compensation Committee, as the Board of Trustees may appoint from time to time. With respect to awards granted to non-management trustees of the Company, the 2014 Plan will be administered by a committee of the Board of Trustees comprised solely of non-management trustees.
The administrator has full power and authority to take all actions necessary to carry out the purpose and intent of the 2014 Plan, including, but not limited to, the authority to: (i) determine who is eligible for awards, and when such awards will be granted; (ii) determine the types of awards to be granted; (iii) determine the number of shares covered by or used for reference purposes for each award; (iv) impose such terms, limitations, restrictions and conditions upon any award as the administrator deems appropriate; (v) modify, amend, extend or renew outstanding awards, or accept the surrender of outstanding awards and substitute new awards (provided however, that, except as noted below, any modification that would materially adversely affect any outstanding award may not be made without the consent of the holder); (vi) accelerate or otherwise change the time in which an award may be exercised or becomes payable and to waive or accelerate the lapse, in whole or in part, of any restriction or condition with respect to an award, including, but not limited to, any restriction or condition on the vesting or exercisability of an award following termination of any grantee’s employment or other service relationship; (vii) establish objectives and conditions, if any, for earning awards and determining whether awards will be paid after the end of a performance period, and (viii) establish, amend, modify and administer sub-plans (for example, the Company’s Trustee Fee Deferral Program).
Adjustments to Awards
In the event of a share dividend of, or share split or reverse share split affecting the Common Shares, (i) the maximum number of shares as to which the Company may grant awards under the 2014 Plan and the maximum number of shares with respect to which the Company may grant awards during any one fiscal year to any individual, and (ii) the number of shares covered by and the exercise price and other terms of outstanding awards, will be adjusted to reflect such event without further action by the Board of Trustees.
Except as provided above, in the event of any change affecting the Common Shares, the Company or its capitalization, by reason of a spin-off, split-up, dividend, recapitalization, merger, consolidation or share exchange, other than any such change that is part of a transaction resulting in a “change in control” of the Company (as defined in the 2014 Plan), the administrator, in its discretion and without the consent of the holders of the awards, may make (i) appropriate adjustments to the maximum number and kind of shares reserved for issuance or with respect to which awards may be granted under the 2014 Plan (in the aggregate and with respect to any individual during any one fiscal year of the Company), and (ii) any adjustments in outstanding awards, including but not limited to modifying the number, kind and price of securities subject to awards.
In the event of any transaction resulting in a “change in control” of the Company (as defined in the 2014 Plan), the administrator may provide that outstanding awards will become vested or exercisable. The administrator also may provide for the continuation, assumption, or substitution of the awards by the surviving or successor entity or its parent. The administrator also may provide that outstanding awards may be canceled upon the “change in control” in exchange for a payment equal to the fair market value of the Common Shares, the excess of the fair market value over the exercise or base price of the share option or share appreciation right or the total amount that can be earned under the award.
Without the consent of award holders, the administrator may make adjustments in the terms and conditions of, and the criteria included in, awards in recognition of unusual or nonrecurring events affecting the Company, or the financial statements of the Company or any affiliate, or of changes in applicable laws, regulations, or accounting principles, whenever the administrator determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the 2014 Plan.
Prohibition on Repricing
The 2014 Plan provides that the administrator shall not have the right to reprice, replace, regrant through a cancellation or otherwise modify or make a cash payment with respect to any outstanding share option or share appreciation right.
Dividends and Dividend Equivalent Rights
Any dividends or dividend equivalent rights that are payable or that may be credited with respect to an award that does not become nonforfeitable and transferable solely on account of continued employment or service shall be accumulated and paid when and to the extent that the underlying award becomes nonforfeitable and transferable. The administrator may provide that such accumulated dividends and dividend equivalent rights shall be deemed to have been reinvested in additional Common Shares or may be accumulated with or without interest.
Section 162(m)
Section 162(m) of the Internal Revenue Code limits, to $1,000,000, the deduction that the Company may claim for compensation paid to each of its chief executive officer and its three other most highly paid executive officers (other than the chief financial officer). The deduction limitation does not apply to compensation that qualifies as “performance based compensation” under Section 162(m).
Awards granted under the 2014 Plan can qualify as performance based compensation under Section 162(m) only if, among other things, the plan, as approved by shareholders (i) includes a limit on the benefits that an individual may receive in a stated period and (ii) the plan identifies the performance measures or criteria that may be used for awards that are intended to qualify as performance based compensation.
As required by Section 162(m), the 2014 Plan includes limits on the benefits that any participant may receive in a stated period. The 2014 Plan provides that no participant may be granted, in any fiscal year of the Company, awards with respect to more than 500,000 Common Shares. The 2014 Plan also provides that no participant may receive payment under incentive awards in any fiscal year of the Company exceeding $[___].
The 2014 Plan also identifies performance criteria that may be used to establish performance goals that will determine whether an award becomes vested or is earned. The administrator may prescribe that an award that is intended to qualify as performance based compensation will become vested or be earned only upon the attainment of performance goals or objectives stated with respect to one or more of the following: (i) FFO or FFO per share; (ii) adjusted FFO or adjusted FFO per share; (iii) EBITDA; (iv) adjusted EBITDA; (v) hotel or property EBITDA; (vi) return on equity; (vii) return on capital or invested capital; (viii) total earnings; (ix) earnings per share; (x) earnings growth; (xi) fair market value per Common Share; (xii) volume weighted average price per Common Share; (xiii) appreciation in value of the Common Shares; (xiv) RevPAR; (xv) total return or total shareholder return; (xvi) revenues; (xvii) cash flow or cash flow per share; (xviii) operating income; (xix) operating margins; (xx) gross or net profit, EBITDA or hotel EBITDA margins or any of the foregoing on an adjusted basis; (xxi) dividends paid or payable; (xxii) cash or funds available for distribution, including on an adjusted or on a per share basis; (xxiii) level of expenses, including capital expenses or corporate overhead expenses; or (xxiv) any one or more of these measures applied to either the Company or any subset of the Company's hotels. A performance goal or objective stated with respect to one or more of these criteria may be expressed on an absolute basis or relative to the performance of one or more similarly situated companies or a published index.
Awards Under the 2014 Plan
Because participation and the types of awards available for grant under the 2014 Plan are subject to the discretion of the administrator, the benefits or amounts that any participant or groups of participants will receive are not currently determinable. For the same reasons, the Company is unable to determine the awards that would have been made last year if the 2014 Plan had been in effect. However, outstanding awards previously granted to the Named Executive Officers under the 2009 Plan are reported herein. See “Executive Officer Compensation Tables-Grants of Plan-Based Awards.”
Amendment and Termination
The Board of Trustees may amend or terminate the 2014 Plan at any time, except to the extent any such amendment requires shareholder approval under the rules of the NYSE. Except in the case of adjustments to reflect changes in the Company’s capitalization, any amendments that materially change the terms of the 2014 Plan, including repricing, replacing, or regranting through cancellation or by lowering the price per share of a previously granted option or share appreciation right, will be subject to approval by the Company’s shareholders.
Trustee Sub-Plan
Pursuant to authority provided in the 2014 Plan to the administrator, the administrator may adopt a trustee compensation sub-plan to the 2014 Plan following approval of the 2014 Plan by the Company’s shareholders. The Company would expect the sub-plan to allow each trustee to make an election to receive the annual retainer fee for service on the Board of Trustees all in Common Shares in lieu of cash, half in cash and half in Common Shares or less than half in cash and the remainder in Common Shares. See “Proposal 1: Election of Trustees-Trustee Compensation and Security Ownership Guidelines-2013 Compensation.”
Federal Income Tax Consequences
The following is a general summary of the current federal income tax treatment of share options, which are authorized for grant under the 2014 Plan, based upon the current provisions of the Internal Revenue Code and regulations promulgated thereunder.
Incentive Share Options
An optionholder recognizes no taxable income for regular income tax purposes as a result of the grant or exercise of an incentive share option qualifying under section 422 of the Internal Revenue Code. Optionholders who neither dispose of their shares within two years following the date the option was granted nor within one year following the exercise of the option will normally recognize a capital gain or loss upon a sale of the shares equal to the difference, if any, between the sale price and the purchase price of the shares. If an optionholder satisfies such holding periods, upon a sale of the shares, the Company will not be entitled to any deduction for federal income tax purposes. If an optionholder disposes of shares within two years after the date of grant or within one year after the date of exercise (a “Disqualifying Disposition”), the difference between the fair market value of the shares on the exercise date and the option exercise price (not to exceed the gain realized on the sale if the disposition is a transaction with respect to which a loss, if sustained, would be recognized) will be taxed as ordinary income at the time of disposition. Any gain in excess of that amount will be a capital gain. If a loss is recognized, there will be no ordinary income, and such loss will be a capital loss. Any ordinary income recognized by the optionholder upon the Disqualifying Disposition of the shares generally will result in a deduction by the Company for federal income tax purposes.
Nonqualified Share Options
Options not designated or qualifying as incentive share options will be nonqualified share options having no special tax status. An optionholder generally recognizes no taxable income as the result of the grant of such an option. Upon exercise of a nonqualified share option, the optionholder normally recognizes ordinary income in the amount of the difference between the option exercise price and the fair market value of the shares on the exercise date. If the optionholder is an employee, such ordinary income generally is subject to withholding of income and employment taxes. Upon the sale of shares acquired by the exercise of a nonqualified share option, any gain or loss, based on the difference between the sale price and the fair market value on the exercise date, will be taxed as a capital gain or loss. No tax deduction is available to the Company with respect to the grant of a nonqualified share option or the sale of the shares acquired pursuant to such grant. The Company generally should be entitled to a deduction equal to the amount of ordinary income recognized by the optionholder as a result of the exercise of a nonqualified share option.
Vote Required
The affirmative vote of a majority of all of the votes cast at a meeting at which a quorum is present is required to approve the 2014 Plan. For purposes of the vote on the 2014 Plan, abstentions will have the same effect as votes against the proposal and broker non-votes will have no effect on the result of the vote.
The Board of Trustees recommends a vote FOR the LaSalle Hotel Properties 2014 Equity Incentive Plan.

PRINCIPAL AND MANAGEMENT SHAREHOLDERS
The following table sets forth the beneficial ownership of Common Shares for (i) each shareholder of the Company that is known to the Company to be the beneficial owner of more than 5.0% of the Company’s Common Shares based upon filings made with the SEC, (ii) each Named Executive Officer of the Company and (iii) the trustees and the Named Executive Officers of the Company as a group. Beneficial ownership of the Named Executive Officers, and the Named Executive Officers and the trustees as a group is reported below as of March 10, 2014. Beneficial ownership for the 5.0% or greater holders of the Company’s Common Shares is reported below as of December 31, 2013. None of the Named Executive Officers has pledged any of their Common Shares as collateral. Share ownership of the trustees of the Company appears under the heading “Information Regarding the Nominees and Continuing Trustees” in this Proxy Statement.

	Common Shares Beneficially Owned(1)
Name of Beneficial Owner	Number	Percent of Total

The Vanguard Group (2)	13,688,192	13.16
Vanguard Specialized Funds – Vanguard REIT Index Fund(3)	6,960,814	6.69
BlackRock, Inc.(4)	11,749,565	12.20
Invesco Ltd.(5)	6,036,832	5.80
Michael D. Barnello(6)	221,516	*
Bruce A. Riggins(6)	37,309	*
Alfred L. Young(6)	58,188	*
All trustees and the executive officers as a group (9 persons)(7)	529,788	*

* Represents less than one percent of class.
(1) The number of Common Shares beneficially owned is reported on the basis of regulations of the SEC governing the determination of beneficial ownership of securities.
(2) As reflected in a statement on Schedule 13G/A filed by The Vanguard Group - 23-1945930 (“Vanguard”) with the SEC on February 11, 2014. Based on information contained in the Schedule 13G/A, Vanguard, in its capacity as investment adviser, has the sole power to vote or direct the vote with respect to 289,705 Common Shares and shares power to vote or direct the vote with respect to 68,200 Common Shares. Based on information contained in the Schedule 13G/A, Vanguard, in its capacity as investment adviser, has the sole power to dispose or to direct the disposition with respect to 13,446,587 Common Shares and shares the power to dispose or direct the disposition with respect to 241,065 Common Shares. Vanguard Fiduciary Trust Company, a wholly-owned subsidiary of Vanguard, is the beneficial owner of 148,405 Common Shares or less than one percent of the Common Shares outstanding as a result of its serving as investment manager of collective trust accounts. Vanguard Investments Australia, Ltd., a wholly-owned subsidiary of Vanguard, is the beneficial owner of 234,500 Common Shares or less than one percent of the Common Shares outstanding as a result of its serving as investment manager of Australian investment offerings. Vanguard has its principal business office at 100 Vanguard Blvd., Malvern, Pennsylvania 19355.
(3)    As reflected in a statement on Schedule 13G/A filed by Vanguard Specialized Funds – Vanguard REIT Index Fund – 23-2834924 (“Vanguard Funds”) with the SEC on February 4, 2014. Based on information contained in the Schedule 13G/A, Vanguard Funds has the sole power to vote or to direct the vote with respect to 6,960,814 Common Shares. Vanguard Funds has its principal business office at 100 Vanguard Blvd., Malvern, Pennsylvania 19355.
(4)    As reflected in a statement on Schedule 13G/A filed by BlackRock, Inc. (“BlackRock”) with the SEC on January 10, 2014.  Based on information contained in the Schedule 13G/A, BlackRock, in its capacity as the parent holding company of several subsidiaries, is deemed to have sole power to vote or to direct the vote with respect to 11,422,062 Common Shares and is deemed to have sole power to dispose or to direct the disposition with respect to 11,749,565 Common Shares.  BlackRock Fund Advisors, a subsidiary of BlackRock, beneficially owns 5% or more of the Common Shares outstanding. BlackRock has its principal business office at 40 East 52nd Street, New York, New York 10022.
(5) As reflected in a statement on Schedule 13G filed by Invesco Ltd. (“Invesco”) with the SEC on February 10, 2014. Based on information contained in the Schedule 13G, Invesco, in its capacity as investment adviser and parent holding company of several subsidiaries, has the sole power to vote or direct the vote with respect to 5,084,056 Common Shares and shares power to vote or direct the vote with respect to 37,700 Common Shares. Based on information contained in the Schedule 13G, Invesco, in its capacity as investment adviser and parent holding company of several subsidiaries, has the sole power to dispose or to direct the disposition with respect to 6,000,732 Common Shares and shares the power to dispose or direct the disposition with respect to 36,100 Common Shares. Invesco has its principal business office at 1555 Peachtree Street NE, Atlanta, Georgia 30309.
(6)    The business address for this shareholder is 3 Bethesda Metro Center, Suite 1200, Bethesda, Maryland 20814.
(7) For more information, see footnote 3 of the table appearing on page 5 of this Proxy Statement.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
Section 16(a) of the Exchange Act requires the Company’s officers and trustees, and persons who own more than 10% of a registered class of the Company’s equity securities (“10% Holders”), to file reports of ownership and changes in ownership with the SEC. Officers, trustees and 10% Holders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms that they file. To the Company’s knowledge, based solely on review of the copies of such reports furnished to the Company, or written representations from reporting persons that all reportable transactions were reported, except for one late report filed by Mr. McCalmont reporting the Company’s partial redemption of its 7.25% Series G Cumulative Redeemable Preferred Shares, the Company believes that during the fiscal year ended December 31, 2013 the officers, trustees and 10% Holders timely filed all reports they were required to file under Section 16(a).
OTHER MATTERS
Solicitation of Proxies
The cost of solicitation of proxies will be paid by the Company. The trustees, officers and employees of the Company may solicit proxies personally or by telephone without additional compensation for such activities. The Company will also request persons, firms and corporations holding shares in their names or in the names of their nominees, which are beneficially owned by others, to send appropriate solicitation materials to such beneficial owners. The Company will reimburse such holders for their reasonable expenses. No arrangements or contracts have been made with any solicitors as of the date of this proxy statement, although the Company reserves the right to engage solicitors if it deems them necessary. Such solicitations may be made by mail, telephone, facsimile, e-mail or personal interviews.
Shareholder Proposals
Shareholder proposals intended to be presented at the 2015 Annual Meeting of Shareholders must be received by the Secretary of the Company no later than November 24, 2014 in order to be considered for inclusion in the Company’s Proxy Statement relating to the 2015 meeting pursuant to Rule 14a-8 under the Exchange Act (“Rule 14a-8”).
For a proposal of a shareholder to be presented at the Company’s 2015 Annual Meeting of Shareholders, other than a shareholder proposal included in the Company’s Proxy Statement pursuant to Rule 14a-8, it must be received at the principal executive offices of the Company no earlier than the close of business on February 6, 2015, and on or before March 8, 2015. If the 2015 Annual Meeting of Shareholders is scheduled to take place before April 7, 2015 or after July 6, 2015, then notice must be delivered not earlier than the close of business on the 90th day prior to the 2015 Annual Meeting of Shareholders and not later than the close of business on the later of the 60th day prior to the 2015 Annual Meeting of Shareholders or the tenth day following the day on which public announcement of the date of the 2015 Annual Meeting of Shareholders is first made by the Company. Any such proposal should be mailed to: LaSalle Hotel Properties, 3 Bethesda Metro Center, Suite 1200, Bethesda, Maryland 20814, Attn: Bruce A. Riggins, Corporate Secretary.

Additional Matters
The Board of Trustees does not know of any matters other than those described in this Proxy Statement that will be presented for action at the Annual Meeting. If other matters are presented, proxies will be voted in accordance with the best judgment of the proxy holders.

By Order of the Board of Trustees

Bruce A. Riggins
Secretary
Bethesda, Maryland
March 24, 2014

APPENDIX A

LASALLE HOTEL PROPERTIES
HISTORICAL REPORTED EBITDA
(in thousands)
(unaudited)

	For the year ended December 31,
	2013	2012	2011	2010	2009

Net income (loss) attributable to common shareholders	$70,984	$45,146	$12,934	$(24,793)	$(18,770)
Interest expense	57,516	52,896	39,704	36,504	37,956
Income tax expense	470	9,062	7,081	3,424	4,257
Depreciation and amortization	143,991	124,363	111,282	110,676	109,896
Noncontrolling interests:
Redeemable noncontrolling interest in consolidated entity	—	—	(2)	(191)	(30)
Noncontrolling interests in consolidated entities	17	—	—	—	—
Noncontrolling interests of common units in Operating Partnership	303	281	1	—	15
Noncontrolling interests of preferred units in Operating Partnership	—	—	—	—	367
Distributions to preferred shareholders	17,385	21,733	29,952	26,754	26,388
EBITDA	$290,666	$253,481	$200,952	$152,374	$160,079

Corporate Expense	39,744	33,983	23,673	26,600	19,003
Interest and other income	(16,340)	(9,212)	(5,093)	(5,899)	(16,316)
Net (gain) loss on sale of properties	—	—	(760)	6,967	—
Mezzanine loan discount amortization	(2,524)	(1,074)	—	—	—
Non-cash ground rent	1,305	454	347	—	—
Hotel level adjustments, (net)	(1,082)	25,068	37,665	(7,482)	(2,763)
Hotel EBITDA	$311,769	$302,700	$256,784	$172,560	$160,003
With respect to hotel EBITDA, the Company believes that excluding the effect of corporate-level expenses, non-cash items, and the portion of these items related to unconsolidated entities, provides a more complete understanding of the operating results over which individual hotels and operators have direct control. The Company believes property-level results provide investors with supplemental information on the ongoing operational performance of the Company’s hotels and effectiveness of the third-party management companies operating the Company’s business on a property-level basis.
Hotel EBITDA includes all properties owned as of December 31, 2013 for the Company’s period of ownership in 2013 and the comparable period in 2012. Exceptions: Hotel EBITDA excludes partial ownership for the month of August for Serrano Hotel and Southernmost Hotel Collection. Hotel Palomar, Washington, DC, L’Auberge Del Mar, The Liberty Hotel, Harbor Court Hotel, Hotel Triton, Serrano Hotel and Southernmost Hotel Collection are shown in 2012 for their comparative period of ownership in 2013. Hotel EBITDA for all stated periods excludes any properties the Company has sold.

LASALLE HOTEL PROPERTIES
Historical Hotel Operational Data
(in thousands)
(unaudited)

	For the year ended December 31,
	2013	2012	2011	2010	2009
Revenues:
Room	$666,633	$649,884	$563,856	$387,805	$371,768
Food and beverage	238,502	237,060	211,577	162,789	168,522
Other	62,662	58,322	52,926	41,492	44,322
Total hotel revenues	967,797	945,266	828,359	592,086	584,612

Expenses:
Room	170,405	163,796	143,725	94,967	91,058
Food and beverage	165,727	167,936	149,832	112,704	115,086
Other direct	21,961	21,739	20,877	18,183	21,497
General and administrative	76,636	74,220	65,744	48,486	47,812
Sales and marketing	63,298	62,072	54,432	42,842	42,438
Management fees	32,830	32,107	28,342	21,738	21,542
Property operations and maintenance	33,483	33,862	30,103	22,885	23,168
Energy and utilities	25,846	25,817	25,231	18,892	21,502
Property taxes	48,174	44,188	39,135	27,956	29,069
Other fixed expenses	17,668	16,829	14,154	10,873	11,437
Total hotel expenses	656,028	642,566	571,575	419,526	424,609

Hotel EBITDA	$311,769	$302,700	$256,784	$172,560	$160,003
Note:
Hotel EBITDA reflects information reported in the respective year. This schedule includes operating data for all properties owned as of December 31, 2013 for the Company’s period of ownership in 2013 and the comparable period in 2012. Exceptions: The schedule excludes partial ownership for the month of August for Serrano Hotel and Southernmost Hotel Collection. Hotel Palomar, Washington, DC, L’Auberge Del Mar, The Liberty Hotel, Harbor Court Hotel, Hotel Triton, Serrano Hotel and Southernmost Hotel Collection are shown in 2012 for their comparative period of ownership in 2013. All stated periods exclude any properties the Company has sold. Hotel EBITDA margin is calculated by dividing hotel EBITDA for the period by the total hotel revenues for the period.

Non-GAAP Financial Measures
EBITDA and Hotel EBITDA
The Company considers the non-GAAP measures of EBITDA and hotel EBITDA to be key supplemental measures of the Company’s performance and should be considered along with, but not as alternatives to, net income or loss as a measure of the Company’s operating performance. Historical cost accounting for real estate assets implicitly assumes that the value of real estate assets diminishes predictably over time. Since real estate values instead have historically risen or fallen with market conditions, most real estate industry investors consider EBITDA and hotel EBITDA to be helpful in evaluating a real estate company’s operations.
The Company believes that excluding the effect of non-operating expenses and non-cash charges, and the portion of these items related to unconsolidated entities, all of which are also based on historical cost accounting and may be of limited significance in evaluating current performance, can help eliminate the accounting effects of depreciation and amortization, and financing decisions and facilitate comparisons of core operating profitability between periods and between REITs, even though EBITDA also does not represent an amount that accrues directly to common shareholders.
With respect to hotel EBITDA, the Company believes that excluding the effect of corporate-level expenses, non-cash items, and the portion of these items related to unconsolidated entities, provides a more complete understanding of the operating results over which individual hotels and operators have direct control. The Company believes property-level results provide investors with supplemental information on the ongoing operational performance of the Company’s hotels and effectiveness of the third-party management companies operating the Company’s business on a property-level basis.
EBITDA and hotel EBITDA do not represent cash generated from operating activities determined by GAAP and should not be considered as alternatives to net income, cash flows from operations or any other operating performance measure prescribed by GAAP. EBITDA and hotel EBITDA are not measures of the Company’s liquidity, nor are EBITDA and hotel EBITDA indicative of funds available to fund the Company’s cash needs, including its ability to make cash distributions. These measurements do not reflect cash expenditures for long-term assets and other items that have been and will be incurred. EBITDA and hotel EBITDA may include funds that may not be available for management’s discretionary use due to functional requirements to conserve funds for capital expenditures, property acquisitions, and other commitments and uncertainties. To compensate for this, management considers the impact of these excluded items to the extent they are material to operating decisions or the evaluation of the Company’s operating performance.

APPENDIX B

LASALLE HOTEL PROPERTIES

ARTICLES OF AMENDMENT TO
AMENDED AND RESTATED DECLARATION OF TRUST
The undersigned, having been authorized by the Board of Trustees (the “Board”) of LaSalle Hotel Properties, a Maryland real estate investment trust (the “Trust”), does hereby certify pursuant to the provisions of Article X of the Articles of Amendment and Restatement of the Declaration of Trust of the Trust, as amended (the “Declaration of Trust”), filed with the Maryland Department of Assessments and Taxation (the “Department”) on April 27, 1998, and in accordance with the applicable provisions of Maryland law, that:
1.The Board has unanimously adopted resolutions to amend the Declaration of Trust as hereinafter set forth and has declared that such amendment is advisable.
2.Pursuant to Section 10.3 of the Declaration of Trust, the amendment to the Declaration of Trust set forth below shall be approved by the shareholders of the Trust by the affirmative vote of not less than two-thirds of all the votes entitled to be cast on the matter.
3.The amendment has been approved by the shareholders of the Trust by the affirmative vote of not less than two-thirds of all the votes entitled to be cast on the matter by the shareholders entitled to notice of, and to vote at, the annual meeting of the shareholders of the Trust held on May 7, 2014.
4.Therefore, the Declaration of Trust is hereby amended by deleting Section 5.4 in its entirety and inserting in its place, the following:
Section 5.4 Number and Classification. The number of Trustees (the “Trustees”) is seven, which number may be increased or decreased from time to time by the Board of Trustees in accordance with the Bylaws, except that the total number of Trustees shall be not less than three (3) and not greater than nine (9). Notwithstanding the foregoing, if for any reason any or all of the Trustees cease to be Trustees, such event shall not terminate the Trust or affect this Declaration of Trust or the powers of any remaining Trustees. Except for Trustees elected solely by holders of one or more series of Preferred Shares and subject to the phasing-in process described below, the Trustees shall be elected at every annual meeting of shareholders beginning with the annual meeting of shareholders in 2015 in the manner provided in the Bylaws or, in order to fill any vacancy on the Board of Trustees, in the manner provided in the Bylaws.
The Trustees may fill any vacancy, whether resulting from an increase in the number of Trustees or otherwise, on the Board of Trustees. Trustees shall hold office until their successors are duly elected and qualify. Election of Trustees by Shareholders shall require the vote and be in accordance with the procedures set forth in the Bylaws. It shall not be necessary to list in this Declaration of Trust the names and addresses of any Trustees hereinafter elected.
The class of Trustees whose current term expires at the annual meeting of shareholders in 2015 shall hold office until that term expires and the successors to that class of Trustees shall be elected for a one-year term to hold office until the 2016 annual meeting of shareholders and until their successors are duly elected and qualify. The class of Trustees whose current term expires at the annual meeting of shareholders in 2016 shall hold office until that term expires and the successors to that class of Trustees, together with Trustees elected at the 2015 annual meeting of shareholders, shall be elected for a one-year term to hold office until the 2016 annual meeting of shareholders and until their successors are duly elected and qualify. The class of Trustees elected at the annual meeting of shareholders in 2014 whose term expires at the annual meeting of shareholders in 2017 shall hold office until that term expires and the successors to that class of Trustees, together with all other Trustees, shall be elected for a one-year term to hold office until the next annual meeting of shareholders and until their successors are duly elected and qualify beginning with the annual meeting of shareholders in 2017.
5.This amendment to the Declaration of Trust has not changed the information required by subsection (b)(2)(i) of Section 2-607 of the Maryland General Corporation Law.
6.This amendment to the Declaration of Trust shall be effective at the time the Department accepts these Articles of Amendment for record.
7.The undersigned President and Chief Executive Officer of the Trust acknowledges these Articles of Amendment to be the act of the Trust and as to all matters or facts required to be verified under oath, the undersigned President and Chief Executive Officer acknowledges that, to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties of perjury.
[Signature page follows]

IN WITNESS WHEREOF, the Trust has caused these Articles of Amendment to be signed in its name and on its behalf by its President and Chief Executive Officer and attested to by its Secretary as of May __, 2014.

LASALLE HOTEL PROPERTIES
[SEAL]
Michael D. Barnello President and Executive Officer

ATTEST:
Bruce A. Riggins Chief Financial Officer

APPENDIX C
LASALLE HOTEL PROPERTIES
2014 EQUITY INCENTIVE PLAN

1.	Establishment, Purpose and Types of Awards
LASALLE HOTEL PROPERTIES, a Maryland real estate investment trust (the “Company”), hereby establishes the LASALLE HOTEL PROPERTIES 2014 EQUITY INCENTIVE PLAN (the “Plan”). The purpose of the Plan is to promote the long-term growth and profitability of the Company by (i) providing key people with incentives to improve shareholder value and to contribute to the growth and financial success of the Company through their future services, and (ii) enabling the Company to attract, retain and reward the best-available persons.
The Plan permits the granting of share options (including incentive share options qualifying under Code section 422 and nonstatutory share options), share appreciation rights, restricted or unrestricted share awards, phantom shares, performance awards, other share-based awards, or any combination of the foregoing.

2.	Definitions
Under this Plan, except where the context otherwise indicates, the following definitions apply:
(a)“Administrator” means the Board or the committee(s) or officer(s) appointed by the Board that have authority to administer the Plan as provided in Section 3 hereof.
(b)“Affiliate” means any entity, whether now or hereafter existing, which controls, is controlled by, or is under common control with, the Company (including, but not limited to, joint ventures, limited liability companies, and partnerships). For this purpose, “control” shall mean ownership of 50% or more of the total combined voting power or value of all classes of shares or interests of the entity, or the power to direct the management and policies of the entity, by contract or otherwise.
(c)“Award” means any share option, share appreciation right, share award, phantom share award, performance award, incentive award or other share-based award (including LTIP Units or other interests in the Operating Partnership).
(d)“Board” means the Board of Trustees of the Company.
(e)“Change in Control” means: (i) the acquisition (other than from the Company) in one or more transactions by any Person, as defined in this Section 2(e), of the beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended) of 50% or more of (A) the then outstanding shares of the securities of the Company, or (B) the combined voting power of the then outstanding securities of the Company entitled to vote generally in the election of trustees (the “Company Voting Shares”); (ii) the closing of a sale or other conveyance of all or substantially all of the assets of the Company; or (iii) the effective time of any merger, share exchange, consolidation, or other business combination involving the Company if immediately after such transaction persons who hold a majority of the outstanding voting securities entitled to vote generally in the election of directors of the surviving entity (or the entity owning 100% of such surviving entity) are not persons who, immediately prior to such transaction, held the Company Voting Shares; provided, however, if an Award under the Plan or any subplan constitutes “deferred compensation” under Code section 409A, no payment shall be made under such Award on account of a Change in Control unless the occurrence of one or more of the preceding events also constitutes a change in the ownership or effective control of the Company or a change in the ownership of a substantial portion of the Company’s assets, all as determined in accordance with the regulations under Code section 409A. For purposes of this Section 2(e), a “Person” means any individual, entity or group within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended, other than: employee benefit plans sponsored or maintained by the Company and by entities controlled by the Company or an underwriter of the Common Shares in a registered public offering.
(f)“Code” means the Internal Revenue Code of 1986, as amended, and any regulations promulgated thereunder.
(g)“Common Shares” means common shares of beneficial interest of the Company, par value of $0.01 per share.
(h)“Fair Market Value” means, with respect to a share of the Company’s Common Shares for any purpose on a particular date, the value determined by the Administrator in good faith. However, if the Common Shares are registered under Section 12(b) or 12(g) of the Securities Exchange Act of 1934, as amended, and listed for trading on a national exchange or market, “Fair Market Value” means, as applicable, (i) the closing price quoted on the New York Stock Exchange, the NYSE MKT, the Nasdaq Global Select Market, or the Nasdaq Global Market; (ii) the last sale price on the relevant date quoted on the Nasdaq Capital Market; (iii) the average of the high bid and low asked prices on the relevant date quoted on the Nasdaq OTC Bulletin Board Service or by the National Quotation Bureau, Inc. or a comparable service as determined in the Administrator’s discretion; or (iv) if the Common Shares have not been quoted by any of the above, the average of the closing bid and asked prices on the relevant date furnished by a professional market maker for the Common Shares, or by such other source, selected by the Administrator. If no public trading of the Common Shares occurs on the relevant date but the shares are so listed, then Fair Market Value shall be determined as of the next preceding date on which trading of the Common Shares does occur. For all purposes under this Plan, the term “relevant date” as used in this Section 2(h) means either the date as of which Fair Market Value is to be determined or the next preceding date on which public trading of the Common Shares occurs, as determined in the Administrator’s discretion.
(i)“Grant Agreement” means a written document memorializing the terms and conditions of an Award granted pursuant to the Plan and which shall incorporate the terms of the Plan.
(j)“LTIP Unit” means an “LTIP Unit” as defined in the Operating Partnership’s partnership agreement. An LTIP Unit granted under the Plan represents the right to receive the benefits, payments or other rights in respect of an LTIP Unit set forth in that partnership agreement, subject to the terms and conditions of the applicable Grant Agreement and that partnership agreement.
(k)“Operating Partnership” means LaSalle Hotel Operating Partnership, L.P., a Delaware limited partnership, or its successor.
(l)“Performance Goal” means a performance objective that is stated with reference to one or more of the following, alone or in combination: (i) FFO or FFO per share; (ii) adjusted FFO or adjusted FFO per share; (iii) earnings before interest, taxes, depreciation and amortization (“EBITDA”); (iv) adjusted EBITDA; (v) hotel or property EBITDA; (vi) return on equity; (vii) return on capital or invested capital; (viii) total earnings; (ix) earnings per share; (x) earnings growth; (xi) Fair Market Value; (xii) volume weighted average Fair Market Value; (xiii) appreciation in Fair Market Value; (xiv) revenue per available room; (xv) total return or total shareholder return; (xvi) revenues; (xvii) cash flow or cash flow per share; (xviii) operating income; (xix) operating margins; (xx) gross or net profit, EBITDA or hotel EBITDA margins or any of the foregoing on an adjusted basis; (xxi) dividends paid or payable; (xxii) cash or funds available for distribution, including on an adjusted or on a per share basis; or (xxiii) level of expenses, including capital expenses or corporate overhead expenses. A Performance Goal or objective may be expressed with respect to the Company or one or more hotels. A Performance Goal or objective may be expressed on an absolute basis or relative to the performance of one or more similarly situated companies or a published index. When establishing Performance Goals and objectives, the Administrator may exclude any or all special, unusual or extraordinary items as determined under U.S. generally accepted accounting principles, including without limitation, the charges or costs associated with restructurings of the Company, discontinued operations, other unusual or non-recurring items and the cumulative effects of accounting changes. To the extent permitted under Section 162

(m) of the Code (for any Award that is intended to constitute “performance based compensation” under Section 162(m) of the Code), the Administrator may also adjust the Performance Goals and objectives as it deems equitable in recognition of unusual or non-recurring events affecting the Company, changes in applicable tax laws or accounting principles or such other factors as the Administrator may determine.

3.	Administration
(a)Administration of the Plan. The Plan shall be administered by the Board or by such committee or committees as may be appointed by the Board from time to time. To the extent allowed by applicable state law, the Board by resolution may authorize an officer or officers to grant Awards (other than share Awards) to other officers and employees of the Company and its Affiliates, and, to the extent of such authorization, such officer or officers shall be the Administrator. Notwithstanding the preceding, with respect to Awards granted to members of the Board who are not employees of the Company or an Affiliate, the Plan shall be administered by a committee appointed by the Board and comprised solely of members of the Board who are not employees of the Company or an Affiliate.
(b)Powers of the Administrator. The Administrator shall have all the powers vested in it by the terms of the Plan, such powers to include authority, in its sole and absolute discretion, to grant Awards under the Plan, prescribe Grant Agreements evidencing such Awards and establish programs for granting Awards.
The Administrator shall have full power and authority to take all other actions necessary to carry out the purpose and intent of the Plan, including, but not limited to, the authority to: (i) determine the eligible persons to whom, and the time or times at which Awards shall be granted; (ii) determine the types of Awards to be granted; (iii) determine the number of shares to be covered by or used for reference purposes for each Award; (iv) impose such terms, limitations, restrictions and conditions upon any such Award as the Administrator shall deem appropriate; (v) modify, amend, extend or renew outstanding Awards, or accept the surrender of outstanding Awards and substitute new Awards (provided however, that, except as provided in Sections 6, 7 or 8(d) of the Plan, any modification that would materially adversely affect any outstanding Award shall not be made without the consent of the holder); (vi) accelerate or otherwise change the time in which an Award may be exercised or becomes payable and to waive or accelerate the lapse, in whole or in part, of any restriction or condition with respect to such Award, including, but not limited to, any restriction or condition with respect to the vesting or exercisability of an Award following termination of any grantee’s employment or other relationship with the Company; (vii) establish objectives and conditions, if any, for earning Awards and determining whether Awards will be paid with respect to a performance period; and (viii) for any purpose, including but not limited to, qualifying for preferred tax treatment under foreign tax laws or otherwise complying with the regulatory requirements of local or foreign jurisdictions, to establish, amend, modify, administer or terminate sub‑plans, and prescribe, amend and rescind rules and regulations relating to such sub-plans.
The Administrator shall have full power and authority, in its sole and absolute discretion, to administer, construe and interpret the Plan, Grant Agreements and all other documents relevant to the Plan and Awards issued thereunder, to establish, amend, rescind and interpret such rules, regulations, agreements, guidelines and instruments for the administration of the Plan and for the conduct of its business as the Administrator deems necessary or advisable, and to correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any Award in the manner and to the extent the Administrator shall deem it desirable to carry it into effect.
Notwithstanding any provision of the Plan to the contrary, neither the Board nor the Administrator shall have the authority to take any of the following actions, unless the shareholders of the Company have approved such an action within twelve (12) months prior to such an event: (i) the reduction of the exercise price of any outstanding share option or share appreciation right under the Plan; (ii) the cancellation of any outstanding share option or share appreciation right under the Plan and the grant in substitution therefor of (1) a new share option or share appreciation right under the Plan or another equity plan of the Company covering the same or a different number of Common Shares, (2) a restricted share Award (including a share bonus), (3) an other share-based Award, (4) a phantom share Award, (5) a performance award, (6) cash and/or (7) other valuable consideration (as determined by the Board, in its sole discretion); or (iii) any other action that is treated as a repricing under generally accepted accounting principles.
(c)Non-Uniform Determinations. The Administrator’s determinations under the Plan (including without limitation, determinations of the persons to receive Awards, the form, amount and timing of such Awards, the terms and provisions of such Awards and the Grant Agreements evidencing such Awards) need not be uniform and may be made by the Administrator selectively among persons who receive, or are eligible to receive, Awards under the Plan, whether or not such persons are similarly situated.
(d)Limited Liability. To the maximum extent permitted by law, no member of the Administrator shall be liable for any action taken or decision made in good faith relating to the Plan or any Award thereunder.
(e)Indemnification. To the maximum extent permitted by law and by the Company’s charter and by-laws, the members of the Administrator shall be indemnified by the Company in respect of all their activities under the Plan.
(f)Effect of Administrator’s Decision. All actions taken and decisions and determinations made by the Administrator on all matters relating to the Plan pursuant to the powers vested in it hereunder shall be in the Administrator’s sole and absolute discretion and shall be conclusive and binding on all parties concerned, including the Company, its shareholders, any participants in the Plan and any other employee, consultant, trustee, or director of the Company, and their respective successors in interest.

4.	Shares Available for the Plan; Maximum Awards
Subject to adjustments as provided in Section 8(d) of the Plan, the Common Shares that may be issued with respect to Awards granted under the Plan shall not exceed an aggregate of 2,900,000 Common Shares. Other share-based awards that are LTIP Units shall reduce the maximum aggregate number of Common Shares that may be issued under the Plan on a one-for-one basis, i.e., each LTIP Unit shall be treated as an award of a Common Share. The Company shall reserve such number of shares for Awards under the Plan, subject to adjustments as provided in Section 8(d) of the Plan. If any Award, or portion of an Award, under the Plan expires or terminates unexercised, becomes unexercisable, is settled in cash without delivery of Common Shares, or is forfeited or otherwise terminated, surrendered or canceled as to any shares, or if any Common Shares are repurchased by or surrendered to the Company in connection with any Award (whether or not such surrendered shares were acquired pursuant to any Award), or if any shares are withheld by the Company, the shares subject to such Award and the repurchased, surrendered and withheld shares shall thereafter be available for further Awards under the Plan; provided, however, that any such shares that are surrendered to or repurchased or withheld by the Company in connection with any Award or that are otherwise forfeited after issuance shall not be available for purchase pursuant to incentive share options intended to qualify under Code section 422.
Subject to adjustments as provided in Section 8(d) of the Plan, the maximum number of Common Shares subject to Awards of any combination that may be granted during any one fiscal year of the Company to any one individual under this Plan shall be limited to 500,000 shares. Such per-individual limit shall not be adjusted to effect a restoration of Common Shares with respect to which the related Award is terminated, surrendered or canceled.

5.	Participation
Participation in the Plan shall be open to all employees, officers, trustees and directors of, and other individuals providing bona fide services to or for, the Company, or of any Affiliate of the Company, as may be selected by the Administrator from time to time. The Administrator may also grant Awards to individuals in connection with hiring, retention or otherwise, prior to the date the individual first performs services for the Company or an Affiliate, provided that such Awards shall not become vested or exercisable, and no shares shall be issued to such individual, prior to the date the individual first commences performance of such services.

6.	Awards
The Administrator, in its sole discretion, establishes the terms of all Awards granted under the Plan. Awards may be granted individually or in tandem with other types of Awards, concurrently with or with respect to outstanding Awards. All Awards are subject to the terms and conditions provided in the Grant Agreement.
(a)Share Options. The Administrator may from time to time grant to eligible participants Awards of incentive share options as that term is defined in Code section 422 or nonstatutory share options; provided, however, that Awards of incentive share options shall be limited to employees of the Company or of any current or hereafter existing “parent corporation” or “subsidiary corporation,” as defined in Code sections 424(e) and (f), respectively, of the Company and any other individuals who are eligible to receive incentive share options under the provisions of Code section 422. Options must have an exercise price at least equal to Fair Market Value as of the date of grant. No share option shall be an incentive share option unless so designated by the Administrator at the time of grant or in the Grant Agreement evidencing such share option.
(b)Share Appreciation Rights. The Administrator may from time to time grant to eligible participants Awards of Share Appreciation Rights (“SAR”). A SAR entitles the grantee to receive, subject to the provisions of the Plan and the Grant Agreement, a payment having an aggregate value equal to the product of (i) the excess of (A) the Fair Market Value on the exercise date of one Common Share over (B) the base price per share specified in the Grant Agreement, times (ii) the number of shares specified by the SAR, or portion thereof, which is exercised. The base price per share specified in the Grant Agreement shall not be less than the Fair Market Value on the grant date. Payment by the Company of the amount receivable upon any exercise of a SAR may be made by the delivery of Common Shares or cash, or any combination of Common Shares and cash, as determined in the sole discretion of the Administrator. If upon settlement of the exercise of a SAR a grantee is to receive a portion of such payment in Common Shares, the number of shares shall be determined by dividing such portion by the Fair Market Value of a Common Share on the exercise date. No fractional shares shall be used for such payment and the Administrator shall determine whether cash shall be given in lieu of such fractional share or whether such fractional share shall be eliminated.
(c)Share Awards. The Administrator may from time to time grant restricted or unrestricted share Awards to eligible participants in such amounts, on such terms and conditions, and for such consideration, including no consideration or such minimum consideration as may be required by law, as it shall determine. Restricted share awards shall become nonforfeitable and transferable upon satisfaction of the terms and conditions established by the Administrator, including the achievement of objectives stated with respect to one or more Performance Goals. A share Award may be paid in Common Shares, in cash, or in a combination of Common Shares and cash, as determined in the sole discretion of the Administrator.
(d)Phantom Shares. The Administrator may from time to time grant Awards to eligible participants denominated in share-equivalent units (“phantom shares”) in such amounts and on such terms and conditions as it shall determine. Phantom share units granted to a participant shall be credited to a bookkeeping reserve account solely for accounting purposes and shall not require a segregation of any of the Company’s assets. An Award of phantom shares shall be earned upon satisfaction of the terms and conditions established by the Administrator, including the achievement of objectives stated with respect to one or more Performance Goals. An Award of phantom shares may be settled in Common Shares, in cash, or in a combination of Common Shares and cash, as determined in the sole discretion of the Administrator.
(e)Performance Awards. The Administrator may, in its discretion, grant performance awards which become payable on account of attainment of one or more performance objectives established by the Administrator, including objectives stated with respect to one or more Performance Goals. Performance awards may be paid by the delivery of Common Shares or cash, or any combination of Common Shares and cash, as determined in the sole discretion of the Administrator.

(f)Other Share-Based Awards. The Administrator may from time to time grant other share-based awards (including LTIP Units) to eligible participants in such amounts, on such terms and conditions, and for such consideration, including no consideration or such minimum consideration as may be required by law, as it shall determine; provided, however, that the grant of LTIP Units must satisfy the requirements of the partnership agreement of the Operating Partnership as in effect on the date of grant. Other share-based awards may be denominated in cash, in Common Shares or other securities, in share-equivalent units, in share appreciation units, in securities or debentures convertible into Common Shares, or in any combination of the foregoing and may be paid in Common Shares or other securities, in cash, or in a combination of Common Shares or other securities and cash, all as determined in the sole discretion of the Administrator; provided, however, that the issuance of Common Shares upon the conversion of LTIP Units shall not reduce the number of Common Shares authorized for issuance under the Plan. Other share-based awards shall be earned or become nonforfeitable and transferable upon satisfaction of the terms and conditions established by the Administrator, including the achievement of objectives stated with respect to one or more Performance Goals.
(g)Incentive Awards. The Administrator may from time to time grant incentive awards to eligible participants which, subject to the terms and conditions established by the Administrator entitle the participant to receive a payment from the Company. An incentive award shall be earned upon satisfaction of the terms and conditions established by the Administrator, including the achievement of objectives stated with respect to one or more Performance Goals. An incentive award may be paid by the delivery of Common Shares or cash or any combination of Common Shares and cash, as determined in the sole discretion of the Administrator. Notwithstanding the preceding, no participant may receive incentive award payments in any fiscal year of the Company year exceeding $[_________].
Any dividends or dividend equivalent rights that are payable or that may be credited with respect to an Award that does not become nonforfeitable and transferable solely on account of continued employment or service shall be accumulated and paid when and to the extent that the underlying Award becomes nonforfeitable and transferable. The Administrator may provide that such accumulated dividends and dividend equivalent rights shall be deemed to have been reinvested in additional Common Shares or may be accumulated with or without interest.

7.	Change in Control
(a)Impact of a Change in Control. Upon a Change in Control, the Administrator is authorized to cause (a) outstanding share options and share appreciation rights to become fully exercisable, (ii) outstanding share Awards and other share-based awards to become transferable and nonforfeitable and (iii) outstanding phantom share Awards, performance awards and incentive awards to become earned and nonforfeitable in their entirety.
(b)Assumption of Awards. In the event of a Change in Control, the Administrator, in its discretion and without the need for a participant’s consent, may provide that an outstanding Award shall be assumed by, or a substitute award granted by, the surviving entity in the Change in Control. Such assumed or substituted award shall be of the same type of award as the original Award. The assumed or substituted award shall have a value, as of the date of the Change in Control, that is substantially equal to the value of the original Award (or the difference between the Fair Market Value and the option exercise price or base price in the case of share options and share appreciation rights) as the Administrator determines is equitably required and such other terms and conditions as may be prescribed by the Administrator.
(c)Cash-Out Upon Change in Control. In the event of a Change in Control, the Administrator in is discretion and without the need of a participant’s consent, may provide that each Award shall be cancelled in exchange for a payment. The payment may be in cash, Common Shares or other securities or consideration received by shareholders in the Change in Control transaction. The amount of the payment shall be an amount that is substantially equal to (i) the amount by which the price per share received by shareholders in the Change in Control exceeds the option exercise price or grant price in the case of share options and share appreciation rights, (ii) the price per share received by shareholders for each Common Share or the value of the securities or other property in which the Award is denominated in the case of share Awards, phantom share Awards, performance Awards and other share-based awards or (iii) the amount payable under an incentive award on account of meeting all Performance Goals or other performance objectives. If the option exercise price or grant price of a share option or share appreciation right exceeds the price per share received by shareholders in the Change in Control transaction, the share option or share appreciation right may be cancelled under this Section 7(c) without any payment to the participant.

8.	Miscellaneous
(a)Withholding of Taxes. Grantees and holders of Awards shall pay to the Company or its Affiliate, or make provision satisfactory to the Administrator for payment of, any taxes required to be withheld in respect of Awards under the Plan no later than the date of the event creating the tax liability. The Company or its Affiliate may, to the extent permitted by law, deduct any such tax obligations from any payment of any kind otherwise due to the grantee or holder of an Award. In the event that payment to the Company or its Affiliate of such tax obligations is made in Common Shares, such shares shall be valued at Fair Market Value on the applicable date for such purposes and shall not exceed in amount the minimum statutory tax withholding obligation.
(b)Loans. To the extent otherwise permitted by law, the Company or its Affiliate may make or guarantee loans to grantees to assist grantees in exercising Awards and satisfying any withholding tax obligations.
(c)Transferability. Except as otherwise determined by the Administrator, and in any event in the case of an incentive share option or a share appreciation right granted with respect to an incentive share option, no Award granted under the Plan shall be transferable by a grantee otherwise than by will or the laws of descent and distribution. Unless otherwise determined by the Administrator in accord with the provisions of the immediately preceding sentence, an Award may be exercised during the lifetime of the grantee, only by the grantee or, during the period the grantee is under a legal disability, by the grantee’s guardian or legal representative.
(d)Adjustments for Corporate Transactions and Other Events.

(i)
Share Dividend, Share Split and Reverse Share Split. In the event of a share dividend of, or share split or reverse share split affecting, the Common Shares, (A) the maximum number of Common Shares as to which Awards may be granted under this Plan and the maximum number of shares with respect to which Awards may be granted during any one fiscal year of the Company to any individual, as provided in Section 4 of the Plan, and (B) the number of shares covered by and the exercise price and other terms of outstanding Awards, shall, without further action of the Board, be adjusted to reflect such event. The Administrator may make adjustments, in its discretion, to address the treatment of fractional shares and fractional cents that arise with respect to outstanding Awards as a result of the share dividend, share split or reverse share split.

(ii)
Non-Change in Control Transactions. Except with respect to the transactions set forth in Section 8(d)(i), in the event of any change affecting the Common Shares, the Company or its capitalization, by reason of a spin-off, split-up, dividend, recapitalization, merger, consolidation or share exchange, other than any such change that is part of a transaction resulting in a Change in Control, the Administrator, in its discretion and without the consent of the holders of the Awards, may make (A) appropriate adjustments to the maximum number and kind of shares reserved for issuance or with respect to which Awards may be granted under the Plan, in the aggregate and with respect to any individual during any one fiscal year of the Company, as provided in Section 4 of the Plan; and (B) any adjustments in outstanding Awards, including but not limited to modifying the number, kind and price of securities subject to Awards.

(iii)
Unusual or Nonrecurring Events. The Administrator is authorized to make, in its discretion and without the consent of holders of Awards, adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events affecting the Company, or the financial statements of the Company or any Affiliate, or of changes in applicable laws, regulations, or accounting principles, whenever the Administrator determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan.

(e)Substitution of Awards in Mergers and Acquisitions. Awards may be granted under the Plan from time to time in substitution for awards held by employees, officers, consultants or directors of entities who become or are about to become employees, officers, consultants or directors of the Company or an Affiliate as the result of a merger or consolidation of the employing entity with the Company or an Affiliate, or the acquisition by the Company or an Affiliate of the assets or stock of the employing entity. The terms and conditions of any substitute Awards so granted may vary from the terms and conditions set forth herein to the extent that the Administrator deems appropriate at the time of grant to conform the substitute Awards to the provisions of the awards for which they are substituted. Except as may be required by applicable law or the rules of an exchange on which the Common Shares are listed for trading, substitute awards granted pursuant to this Section 7(e) and the issuance of Common Shares on account of the exercise, conversion or settlement of a substitute award, shall not reduce the number of Common Shares that may be issued under the Plan as provided in Section 4.
(f)Termination, Amendment and Modification of the Plan. The Board may amend or terminate the Plan at any time; provided, however, that no amendment may adversely impair the rights of a participant with respect to outstanding Awards without the participant’s consent. In addition, an amendment will be contingent upon approval of the Company’s stockholders if such approval is required by law or the rules of any exchange on which the Common Shares are listed or if the amendment would (i) materially increase the benefits accruing to participants under the Plan, (ii) materially increase the aggregate number of Common shares that may be issued under the Plan (other than an increase pursuant to Section 8(d)), (iii) materially modify the requirements as to eligibility for participation in the Plan or (iv) except as provided in Section 8(d), reduce the exercise or base price of an outstanding option or SAR or permit a payment in exchange for the cancellation of an option or SAR if on the date of payment the exercise or base price of the option or SAR exceeds Fair Market Value. Except as otherwise determined by the Board, termination of the Plan shall not affect the Administrator’s ability to exercise the powers granted to it hereunder with respect to Awards granted under the Plan prior to the date of such termination.
(g)Non-Guarantee of Employment or Service. Nothing in the Plan or in any Grant Agreement thereunder shall confer any right on an individual to continue in the service of the Company or shall interfere in any way with the right of the Company to terminate such service at any time with or without cause or notice and whether or not such termination results in (i) the failure of any Award to vest; (ii) the forfeiture of any unvested or vested portion of any Award; and/or (iii) any other adverse effect on the individual’s interests under the Plan.
(h)No Trust or Fund Created. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company and a grantee or any other person. To the extent that any grantee or other person acquires a right to receive payments from the Company pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company.
(i)Governing Law. The validity, construction and effect of the Plan, of Grant Agreements entered into pursuant to the Plan, and of any rules, regulations, determinations or decisions made by the

Administrator relating to the Plan or such Grant Agreements, and the rights of any and all persons having or claiming to have any interest therein or thereunder, shall be determined exclusively in accordance with applicable federal laws and the laws of the State of Maryland, without regard to its conflict of laws principles.
(j)Effective Date; Termination Date. The Plan is effective as of the date on which the Plan is adopted by the Board, subject to approval of the shareholders within twelve (12) months before or after such date. No Award shall be granted under the Plan after the close of business on the day immediately preceding the tenth anniversary of the effective date of the Plan, or if earlier, the tenth anniversary of the date this Plan is approved by the shareholders. Subject to other applicable provisions of the Plan, all Awards made under the Plan prior to such termination of the Plan shall remain in effect until such Awards have been satisfied or terminated in accordance with the Plan and the terms of such Awards.
PLAN APPROVAL

Date Approved by the Board:
Date Approved by the Shareholders:

LASALLE HOTEL PROPERTIES
3 BETHESDA METRO CENTER
SUITE 1200
BETHESDA, MD 20814
ATTN: KENNETH D SHOOP

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VOTE BY MAIL
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DETACH AND RETURN THIS PORTION ONLY

The Board of Trustees recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Trustees **Nominees**	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

01 Michael D. Barnello 02 Donald A. Washburn

The Board of Trustees recommends you vote FOR proposals 2, 3, 4 and 5.

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

	Yes	No
Please indicate if you plan to attend this meeting	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

0000193811_1 R1.0.0.51160

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Annual Report, Notice & Proxy Statement is/are available at www.proxyvote.com .

LASALLE HOTEL PROPERTIES
Annual Meeting of Shareholders
May 7, 2014 9:00 AM
This proxy is solicited by the Board of Trustees

The shareholder(s) hereby appoint(s) Michael D. Barnello and Bruce A. Riggins, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of LASALLE HOTEL PROPERTIES that the shareholder(s) is/are entitled to vote at the Annual Meeting of shareholders to be held at 09:00 AM, EDT on 5/7/2014, at the Hyatt Regency Bethesda, 7400 Wisconsin Avenue, Bethesda, MD 20814, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Trustees' recommendations.

Continued and to be signed on reverse side

0000193811_2 R1.0.0.51160